As filed with the Securities and Exchange Commission on August 31, 2004
                                               Securities Act File No. 333-_____
================================================================================

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                                   FORM N-14AE
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                             ----------------------

[] Pre-Effective Amendment No. __          [] Post-Effective Amendment No. __

                          PROFIT FUNDS INVESTMENT TRUST
             (Exact Name of Registrant as Specified in its Charter)

                            ------------------------

         Registrant's Telephone Number, including Area Code 301-650-0059

                            ------------------------

                         8720 Georgia Avenue, Suite 808
                          Silver Spring, Maryland 20910

 (Address of Principal Executive Offices: Number, Street, City, State, Zip Code)

                            ------------------------

                              David M. Leahy, Esq.
                            Sullivan & Worcester LLP
                                1666 K Street, NW
                             Washington, D.C. 20006
                     (Name and Address of Agent for Service)

                            ------------------------

                                   Copies to:
                                Arthur Don, Esq.
                                Seyfarth Shaw LLP
                         55 E. Monroe Street, Suite 4200
                             Chicago, Illinois 60603

                            ------------------------

Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective under the Securities Act of 1933.

Title of Securities Being Registered:  Units of Beneficial Interest.

No filing fee is required because of reliance on Section 24(f) under the Investment Company Act of 1940, as amended.

IT IS PROPOSED THAT THIS FILING BECOME EFFECTIVE ON SEPTEMBER 30, 2004, PURSUANT TO RULE 488.

Profit Fund
                                    FORM N-14
                              CROSS REFERENCE SHEET

PART A

1. Beginning of Registration Statement
and Outside Front Cover Page of
Prospectus............................     Cover Page of Reg. Statement; Cross-
                                           Reference Sheet; Front Cover Page of
                                           Proxy Statement/Prospectus

2. Beginning and Outside Back Cover
Page of Prospectus....................     Table of Contents

3. Synopsis and Risk Factors..........     Summary - Proposed Reorganization;
                                           Summary - Comparison of Fees; Summary
                                           - Comparison of Business Structure;
                                           Summary - Comparison of Investment
                                           Objectives and Principal Investment
                                           Strategies; Summary - Comparison of
                                           Investment Advisory Services and
                                           Fees; Summary - Comparison of Other
                                           Service Providers; Summary -
                                           Comparison of Purchase, Exchange and
                                           Redemption Privileges; Summary -
                                           Comparison of Minimum Initial/
                                           Subsequent Investment Requirements;
                                           Summary - Comparison of Distribution
                                           Policies; Summary - Comparison of
                                           Distribution and Shareholder Service
                                           Fees; Summary - Comparison of Net
                                           Asset Value Calculation Procedures;
                                           Investment Risks - Principal Risks

4. Information about the
Transaction...........................     Information About the Reorganization
                                           - General Description of the
                                           Reorganization and Plan; Information
                                           About the Reorganization - Securities
                                           to be Issued; Information About the
                                           Reorganization - Reasons for the
                                           Reorganization; Information About the
                                           Reorganization; Taxation - Tax
                                           Consequences of the Reorganization

5. Information About the Registrant...     Comparison of Investment Objectives,
                                           Principal Investment Strategies and
                                           Certain Other Policies; Information
                                           Filed with the Securities and
                                           Exchange Commission

6. Information About the Company Being
Acquired..............................     Comparison of Investment Objectives
                                           and Strategies and Certain Other
                                           Policies; Information Filed with the
                                           Securities and Exchange Commission

7. Voting Information.................     Voting Information

8. Interest of Certain Persons and
Experts...............................     Not Applicable

9. Additional Information Required for
Reoffering by Persons Deemed to be
Underwriters..........................     Not Applicable

PART B

10. Cover Page........................     Cover Page

11. Table of Contents.................     Table of Contents

12. Additional Information About the
Registrant............................     Incorporation of Documents by
                                           Reference into Statement of
                                           Additional Information

13. Additional Information About the
Company Being Acquired................     Incorporation of Documents by
                                           Reference into the Statement of
                                           Additional Information

14. Financial Statements..............     General Information

PART C

Items 15-17...........................     Information required to be included
                                           in Part C is set forth under the
                                           appropriate Item, so numbered, in
                                           Part C of this Registration Statement

-----------------------------------------------------------------------------
                      IMPORTANT NOTICE: PLEASE COMPLETE THE
            ENCLOSED PROXY BALLOT AND RETURN IT AS SOON AS POSSIBLE.
-----------------------------------------------------------------------------

                              The Lake Forest Funds
                          Lake Forest Core Equity Fund
                         8720 Georgia Avenue, Suite 808
                          Silver Spring, Maryland 20910

                               September 30, 2004

Dear Valued Shareholder:

Enclosed is a Notice of Special Meeting of Shareholders (the "Special Meeting"). The Special Meeting has been scheduled for 2 p.m. (Central Time) on October 22, 2004. The accompanying Combined Proxy Statement/Prospectus describes the proposal being presented for your consideration. Shareholders of the Lake Forest Core Equity Fund, ("Lake Forest Core Equity"), a series of The Lake Forest Funds (the "Lake Forest Fund"), are being asked to approve the reorganization of the Lake Forest Fund into the Profit Fund (the "Profit Fund"), a series of Profit Funds Investment Trust (the "Profit Trust"), another registered investment company (the "Reorganization").

The Board of Trustees of the Lake Forest Fund (the "Board") has unanimously approved the Reorganization and believes that the Reorganization is in the best interests of the Lake Forest Fund's shareholders. Under the Reorganization, Lake Forest Core Equity shareholders will exchange their Lake Forest Core Equity shares for an equal value of shares of the Profit Fund, and the Lake Forest Core Equity will cease operations. Enclosed is further information about the Reorganization including a Combined Proxy Statement/Prospectus and a proxy card.

Important information about the Reorganization:

     o The Lake Forest Core Equity and the Profit Fund pursue similar investment objectives.

     o Shareholder interests will not be diluted as a result of the tax-free Reorganization.

The Board believes that the Reorganization is necessary and recommends that you read the enclosed materials carefully and then vote FOR the proposal.

Please complete the enclosed proxy card and return it in the postage paid envelope provided.

-----------------------------------------------------------------------------
WHETHER OR NOT YOU EXPECT TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF THE PROXY CARD IS MAILED IN THE UNITED STATES. THE PROXY IS REVOCABLE AT ANY TIME PRIOR TO ITS USE.
-----------------------------------------------------------------------------

IF YOU HAVE ANY QUESTIONS CONCERNING THE COMBINED PROXY STATEMENT/PROSPECTUS OR THE PROCEDURES TO BE FOLLOWED TO EXECUTE AND DELIVER A PROXY, PLEASE CONTACT THE LAKE FOREST FUNDS at 1-888-335-6629.

                                             Very truly yours,

                                             /s/ Eugene A. Profit
                                             ----------------------------
                                             Eugene A. Profit
                                             President
                                             The Lake Forest Funds

                               QUESTIONS & ANSWERS

Q. Why is the Lake Forest Core Equity Fund ("Lake Forest Fund") merging into the Profit Fund (the "Profit Fund")?

A. The merger of the two funds into a single fund is intended to permit shareholders of both funds to enjoy the benefits associated with investing in a bigger fund. For example, with a larger fund, the fund's portfolio managers have greater flexibility to manage and diversify the fund's portfolio, with less concern that unexpected redemption requests will disrupt the fund's investment strategy.

Q.   How will this affect me as a shareholder of the Lake Forest Fund?

A. As a result of the merger, you will become a shareholder of the Profit Fund. The merger is designed to be a federal income tax-free event for both the Lake Forest Fund and you as a Lake Forest Fund shareholder. Finally, the value of the Profit Fund shares you receive in the merger will be identical to the value of your Lake Forest Fund shares the day of the merger.

Q.   Who gets to vote?

A. Shareholders of the Lake Forest Fund who own shares as of August 30, 2004 will be entitled to vote on the proposed reorganization.

Q. How does the Lake Forest Fund's Board of Trustees recommend that I vote my shares?

A. The Lake Forest Fund's Trustees unanimously recommend that you vote "FOR" the proposed reorganization. Please vote and return ALL the proxy ballot cards you receive.

     IF A BALLOT IS NOT MARKED TO INDICATE VOTING INSTRUCTIONS BUT IS SIGNED, DATED AND RETURNED, IT WILL BE TREATED AS AN INSTRUCTION TO VOTE THE SHARES FOR THE PROPOSAL.

Q.   Who should I call with questions about this proxy?

A. If you have any questions regarding this proxy, please contact The Lake Forest Funds at 1-888-335-6629.

                          Lake Forest Core Equity Fund
                         8720 Georgia Avenue, Suite 808
                          Silver Spring, Maryland 20910

                               September 30, 2004

                    Notice of Special Meeting of Shareholders
                                  to be held on

                                October 22, 2004

To the Shareholders of The Lake Forest Funds:

A special meeting of shareholders of the Lake Forest Core Equity Fund (the "Lake Forest Fund"), a series of The Lake Forest Funds (the "Lake Forest Trust") will be held on October 22, 2004 at 2:00 PM (Central Time) to consider the following:

1. A proposal to approve the Agreement and Plan of Reorganization (the "Plan") between the Lake Forest Trust and the Profit Funds Investment Trust (the "Profit Trust"). Under the Plan, the Lake Forest Fund will transfer all of its assets and certain identified liabilities to the Profit Fund ("Profit Fund"), a series of the Profit Trust, in exchange for shares of the Profit Fund. The Lake Forest Fund will then distribute the shares received from the Profit Fund proportionately to its shareholders and then terminate.

2.       Any other business that properly comes before the meeting.

Enclosed with this notice is a Combined Proxy Statement/Prospectus, which includes information relevant to the proposed transaction. A form of the Plan is attached as Exhibit A to the Combined Proxy Statement/Prospectus.

Shareholders of record of the Lake Forest Fund as of the close of business on August 30, 2004 are entitled to vote at the meeting and any related follow-up meetings.

IF YOU HAVE ANY QUESTIONS CONCERNING THE COMBINED PROXY STATEMENT/PROSPECTUS OR THE PROCEDURES TO BE FOLLOWED TO EXECUTE AND DELIVER A PROXY, PLEASE CONTACT THE LAKE FOREST FUNDS at 1-888-335-6629.

                                    By Order of the Board of Trustees,

                                    /s/ Eugene A. Profit
                                    ------------------------------
                                    Eugene A. Profit
                                    Secretary
                                    The Lake Forest Funds




-----------------------------------------------------------------------------
WHETHER OR NOT YOU EXPECT TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF THE PROXY CARD IS MAILED IN THE UNITED STATES. THE PROXY IS REVOCABLE AT ANY TIME PRIOR TO ITS USE.
-----------------------------------------------------------------------------


          YOUR VOTE IS VERY IMPORTANT TO US REGARDLESS OF THE NUMBER OF
                     SHARES THAT YOU OWN ON THE RECORD DATE.

                       Combined Proxy Statement/Prospectus

                               September 30, 2004

                          Acquisition of the assets of

                        The Lake Forest Core Equity Fund
                                   a series of

                              The Lake Forest Funds
                         8720 Georgia Avenue, Suite 808
                          Silver Spring, Maryland 20910
                                 1-888-335-6629

                   By and in exchange for shares of beneficial
                                   interest of

                                   Profit Fund
                                   a series of

                          Profit Funds Investment Trust
                         8720 Georgia Avenue, Suite 808
                          Silver Spring, Maryland 20910
                                 1-888-335-6629

This Combined Proxy Statement/Prospectus is being furnished in connection with the proposed Agreement and Plan of Reorganization (the "Plan"), which will be submitted to shareholders of the Lake Forest Core Equity Fund (the "Lake Forest Fund"), a series of The Lake Forest Funds (the "Lake Forest Trust"), for consideration at a special meeting of shareholders to be held on October 22, 2004 at 2:00 PM (Central Time) at 8720 Georgia Avenue, Suite 8008, Silver Spring, Maryland 20910, and any adjournments thereof (the "Meeting").

The Board of Trustees (the "Board") of the Lake Forest Trust met on August 17, 2004 at 3:30 p.m. at Seyfarth Shaw LLP, 55 East Monroe Street, Suite 4200, Chicago, Illinois 60603 and approved the proposed reorganization of the Lake Forest Fund into the Profit Fund (the "Profit Fund"), a series of Profit Funds Investment Trust (the "Profit Trust"), subject to approval by the Lake Forest Fund's shareholders.

Under the Plan, the Lake Forest Fund will transfer all of its assets and certain identified liabilities to the Profit Fund in exchange for shares of the Profit Fund (the "Reorganization"). The Lake Forest Fund will then distribute the shares received from the Profit Fund proportionately to its shareholders and then terminate. The Lake Forest Trust is an open-end management investment company comprised of two series and the Profit Trust is an open-end management investment company comprised of one series. The second series of the Lake Forest Fund, the Lake Forest Money Market Fund, will be liquidated in a separate transaction.

The Reorganization contemplates that the Lake Forest Fund will transfer all of its assets and certain identified liabilities to the Profit Fund in exchange, on a federal income tax-free basis, for shares of the Profit Fund. The Lake Forest Fund will then distribute the shares received to its shareholders on a federal income tax-free basis. As a result, Lake Forest Fund shareholders holding shares of the Lake Forest Fund will receive shares of the Profit Fund. After the Reorganization is completed, the Lake Forest Trust will cease business operations and terminate.

The Lake Forest Fund's investment objective is capital appreciation and current income. The Profit Fund's investment objective is long-term total return, consistent with the preservation of capital and maintenance of liquidity. The objectives are similar; however, dividend income is only an incidental consideration for the Profit Fund.

Please read the Combined Proxy Statement/Prospectus carefully and retain it for future reference. This document sets forth concisely the information about the Reorganization that you should know before investing in the Profit Fund. A Statement of Additional Information dated September 30, 2004 has been filed with the Securities and Exchange Commission ("SEC") regarding the Reorganization and is incorporated into this Combined Proxy Statement/Prospectus by reference. This notice and related Combined Proxy Statement/Prospectus are first being mailed to shareholders of the Lake Forest Fund on or about October 1, 2004. This Prospectus/Proxy Statement is being solicited on behalf of the Board of Trustees of the Lake Forest Fund.

The Profit Fund's Prospectus and Statement of Additional Information, each dated February 1, 2004, as supplemented through the date hereof, are incorporated by reference into this Combined Prospectus/Proxy Statement. A copy of the Profit Fund's prospectus accompanies this Prospectus/Proxy Statement. The Profit Fund's annual report dated September 30, 2003 and the Profit Fund's semi-annual report dated March 31, 2004 are incorporated by reference into the Statement of Additional Information of this Combined Proxy Statement/Prospectus.

The Lake Forest Fund's Prospectus and Statement of Additional Information, each dated September 6, 2004, as supplemented through the date hereof, are incorporated by reference into this Combined Proxy Statement/Prospectus. The Lake Forest Fund's annual report dated February 29, 2004 is incorporated by reference into the Statement of Additional Information of this Combined Proxy Statement/Prospectus. Copies of this information are available upon request without charge by writing or calling:

Lake Forest Core Equity Fund
8720 Georgia Avenue, Suite 808
Silver Spring, Maryland 20910
1-888-335-6629

Shareholders may also view or obtain copies of this Combined Proxy Statement/Prospectus, the materials incorporated by reference herein or additional information regarding the Lake Forest Fund or the Profit Fund for free at the Securities and Exchange Commission's ("SEC") Website, http://www.sec.gov. Copies of these documents are also available upon request, after payment of a duplicating fee, by writing to the Public Reference Section of the SEC, Washington, DC 20549-0102. For information on the Public Reference Room, call the SEC at (202) 942-8090 or send an e-mail to publicinfo@sec.gov.

THE  SECURITIES AND EXCHANGE  COMMISSION  HAS NOT APPROVED OR DISAPPROVED  THESE
SECURITIES   OR   PASSED   UPON   THE   ADEQUACY   OF   THIS   COMBINED    PROXY
STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THE LAKE FOREST FUND AND THE PROFIT FUND IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, AND ANY OTHER U.S. GOVERNMENT AGENCY. AN INVESTMENT IN THE LAKE FOREST FUND AND THE PROFIT FUND INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

                                TABLE OF CONTENTS

SUMMARY......................................................................

        The Proposed Reorganization..........................................

        Comparison of Fees...................................................
        Example..............................................................
        Comparison of Business Structures....................................

        Comparison of Investment Objectives and Principal Investment
        Strategies...........................................................

        Comparison of Investment Advisory Services and Fees..................

        Comparison of Other Service Providers................................

        Comparison of Purchase, Exchange and Redemption Privileges...........

        Comparison of Minimum Initial/Subsequent Investment Requirements.....

        Comparison of Distribution Policies..................................

        Comparison of Distribution and Shareholder Servicing Fees............

        Comparison of Net Asset Value Calculation Procedures.................

INVESTMENT RISKS.............................................................

INFORMATION ABOUT THE REORGANIZATION.........................................

        General Description of the Reorganization and Plan...................

        Securities to Be Issued..............................................

        Reasons for the Reorganization.......................................

COMPARISON OF INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT
 STRATEGIES AND CERTAIN OTHER POLICIES.......................................

        Investment Objectives................................................

        Principal Investment Strategies......................................

TAXATION.....................................................................

        Tax Consequences of the Reorganization...............................

PERFORMANCE..................................................................

        Performance of Profit Fund...........................................

CAPITALIZATION...............................................................

VOTING INFORMATION...........................................................
ADDITIONAL INFORMATION.......................................................

        Shareholder Proposals................................................

        Experts .............................................................

        Information Filed with the Securities and Exchange Commission........

EXHIBIT A - FORM OF AGREEMENT AND PLAN OF REORGANIZATION....................A-1

EXHIBIT B - MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE.....................B-1

Summary

This section summarizes the important terms of the proposed reorganization as well as certain information regarding Lake Forest Fund, a series of the Lake Forest Trust and the Profit Fund, a series of the Profit Trust. The information set forth in this section is only a summary of and is qualified in its entirety by the information contained elsewhere in this Combined Proxy Statement/Prospectus, in the documents incorporated by reference herein and in the form of the Plan, which is attached to this Combined Prospectus/Proxy Statement as Exhibit A.

For a detailed discussion of the topics discussed in this Summary regarding the Lake Forest Fund, see the Lake Forest Fund's Prospectus and Statement of Additional Information, each dated September 6, 2004. For a detailed discussion of the topics discussed in this Summary regarding the Profit Fund, see the Profit Fund's Prospectus and Statement of Additional Information, each dated February 1, 2004.

The Proposed Reorganization

On August 17, 2004, the Lake Forest Fund's Board unanimously voted to approve the Reorganization of the Lake Forest Fund into and with the Profit Fund pursuant to the Plan between the Lake Forest Trust and the Profit Trust.

For the reasons set forth in the section entitled "Information About the Reorganization - Reasons for the Reorganization," the Board, including the Trustees who are not "interested persons" as defined in the Investment Company Act of 1940, as amended ("Disinterested Trustees"), unanimously concluded that the Reorganization is in the best interests of the Lake Forest Fund's shareholders and recommends that you approve the Plan. The Board also concluded that the economic interests of the Lake Forest Fund's shareholders would not be diluted as a result of the Reorganization. The Board considered a variety of different factors prior to forming these conclusions including, but not limited to: (1) the similarities of the investment objectives and management styles of the Lake Forest Fund and the Profit Fund; (2) the past performance of the Lake Forest Fund and the Profit Fund, including that, the Profit Fund's returns have exceeded those of the Lake Forest Fund for the 1-year, 3-year and 5-year periods ending July 31, 2004; (3) the asset levels of the Lake Forest Fund and the Profit Fund and the possible economies of scale and managerial efficiencies that could result in the future from combining them into a single, larger fund; (4) the federal income tax-free nature of the Reorganization; (5) the exploration of a number of different options for the Lake Forest Fund, including a sale and dissolution without a merger.

Under the Plan, the Lake Forest Fund will transfer all of its assets and certain identified liabilities to the Profit Fund. In exchange for the transfer of assets and identified liabilities, the Profit Fund will issue a number of full and fractional shares to the Lake Forest Fund equal in value to the net assets transferred to the Profit Fund in connection with the Reorganization. The Lake Forest Fund will then distribute to its shareholders of record all shares of the Profit Fund received by the Lake Forest Fund. Following this distribution, the Lake Forest Trust will cease business operations and terminate. You will receive, on a federal income tax-free basis, shares of the Profit Fund equal in value to your share of the net assets of the Lake Forest Fund you hold as of 4:00 P.M., Central Time, on the Valuation Date (as defined in the Plan). No front-end sales loads or contingent deferred sales charges will be imposed in connection with the Reorganization.

The Plan provides that the expenses of the Reorganization will be borne by Profit Investment Management ("PIM"). Shareholders of the Lake Forest Fund and the Profit Fund will not bear any of the costs associated with the Reorganization.

Comparison of Fees

The following tables depict the various fees and expenses that you will bear from an investment in the Lake Forest Fund and the Profit Fund prior to the Reorganization. The following fee table also shows the estimated pro forma fees for the Profit Fund as if the proposed Reorganization had taken place on March 31, 2004.


                                         Lake Forest Fund(1)          Profit Fund(2)              Profit Fund
                                                                                                 (pro forma)(3)
                                           ----------------            ------------               ------------
Shareholder Fees (fees paid
directly from your investment)

Maximum Sales Charge (Load) Imposed
on Purchases (as a percentage of
the offering price)                              None                    4.00%(4)                   4.00%(4)

Maximum Deferred Sales (Load)(as a
percentage of amount redeemed)                   None                     None(5)                   None(5)

Sales Charge (Load) Imposed on
Reinvested Dividends                             None                      None                       None

Redemption Fee                                 0.50%(6)                   None(7)                   None(7)

Annual Fund Operating Expenses
(expenses deducted from fund assets)

Management Fees                                None (*)                    1.25%                     1.25%

Distribution (12b-1) Fees                        None                      0.11%(**)                 0.05%

Other Expenses                                2.45%(***)                   4.23%                     1.39%

Total Annual Fund Operating Expenses           2.45%(8)                    5.59%                     2.69%

Fee Waiver and Expense Reimbursement              0%                     3.14%(9)                    (.24)

Net Expenses                                   2.45%(8)                    2.45%                     2.45%

* Annual fund operating expenses for the fiscal year ended February 28, 2004 have been restated to reflect that no management fees have been in effect since March 5, 2004 as described below. At a meeting of the Board of the Lake Forest

Trust held on March 5, 2004, the Board approved an interim management agreement between the Lake Forest Trust and PIM. Boberski & Company (the "Previous Adviser") resigned by mutual consent on the same day. PIM received no compensation in connection with or for any services provided to the Lake Forest Fund under the interim agreement. PIM paid all compensation and expenses of its employees, officer, employees or agents of the Fund, and provided customary clerical services, staff services, office space and office supplies related to providing advisory services. The Lake Forest Fund pays all operating expenses of the Lake Forest Fund, including the compensation and expenses of any non-interested trustees of the Lake Forest Fund and of any other persons not related to PIM rendering any services to the Lake Forest Fund and other ordinary expenses incurred related to the management of the Lake Forest Fund. PIM, however, would reimburse the Lake Forest Fund for the Lake Forest Fund's expenses incurred during the agreement, excluding all brokerage fees and commissions, taxes, borrowing costs and such extraordinary or non-recurring expenses as may arise, in order to maintain the total operating expenses of the Lake Forest Fund at 2.45% of its average daily net assets. Shareholders who maintain balances below the required minimum balance are subject to a $5.00 charge per month that the account is below the required minimum; this charge is paid to PIM. This interim advisory agreement has expired. However, PIM has agreed to continue to limit the Lake Forest Fund's regular operating expenses to 2.45% through February 1, 2005.

** The Profit Fund has adopted a plan of distribution under which the Fund may incur expenses related to the distribution of its shares. The annual limitation for payment of such expenses under the plan is .25% of the Profit Fund's average daily net assets. However, the Profit Fund incurred distribution expenses of ..11% during its most recent fiscal year.


*** This figure has been restated to reflect current expenses. The previous adviser paid all of the Fund's operating expenses except management fee, interest, taxes, brokerage commissions and extraordinary expenses. As a result, total annual fund operating expenses were 1.25%, which reflected the management fee paid. As of March 5, 2004, the current investment advisor has contractually agreed to limit the Lake Forest Fund's annual regular operating expenses to 2.45% during the course of the interim advisory agreement. Under the interim advisory agreement described in footnote * PIM reimbursed the Lake Forest Fund for the Fund's expenses incurred during the agreement, except interest, taxes, brokerage fees and commissions and extraordinary or non-recurring expenses in order to maintain the total operating expenses of the Lake Forest Fund at 2.45% of its average daily net assets.

(1) Based on amounts incurred during the Lake Forest Fund's fiscal year ended February 29,2004 stated as a percentage of total assets.

(2) Based on amounts incurred during the Profit Fund's fiscal year ended September 30, 2003 stated as a percentage of total assets.

(3) Assumes the Reorganization had been consummated on March 31, 2004, and is for informational purposes only.

(4) No sales charge will be deducted from shares of the Profit Fund received by Lake Forest Fund shareholders as a result of the Reorganization.

(5) Purchases at net asset value of amounts totaling $1 million or more may be subject to a contingent deferred sales load of 1% if a redemption occurred within one year of purchase and a commission was paid to a participating unaffiliated dealer.

(6) Charged to the percentage of the net asset value of shares held less than 90 days.

(7) A wire transfer fee is charged in the case of redemptions made by wire. Such fee is subject to change. For both funds, the fee is currently $30. In addition, the Lake Forest Fund's transfer agent currently charges a $5.00 fee for each telephone exchange.

(8) As set forth in footnote * PIM, the Lake Forest Fund's investment adviser, had contractually agreed to limit the Lake Forest Fund's annual regular operating expenses to 2.45% during the course of the interim investment advisory agreement dated March 5th, 2004. This advisory agreement has since expired. PIM has agreed to continue to limit the Lake Forest Fund's regular operating expenses to 2.45% through February 1, 2005.

(9) PIM, the Profit Fund's investment adviser, has contractually agreed to waive its advisory fees and/or reimburse a portion of the Profit Fund's operating expenses to limit the Profit Fund's annual regular operating expenses to 2.45% through at least February 1, 2006.

Example

The following is a hypothetical example intended to help you compare the cost of investing in the Lake Forest Fund and the Profit Fund both prior to and after the Reorganization. This example assumes that you invest $10,000 in the Lake Forest Fund or in the Profit Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% annual rate of return, that the Lake Forest Fund's and the Profit Fund's operating expenses remain the same as stated in the above tables and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, under these assumptions your costs would be:

                     1 Year       3 Years       5 Years       10 Years
                     -------      --------      --------      ---------
Lake Forest Fund*     $248          $764         $1,306        $2,786
Profit Fund**         $638        $1,732         $2,814        $5,462
Profit Fund           $638        $1,180         $1,747        $3,284
(pro forma)

*Please note that the one-year costs listed above are based on the Lake Forest Fund's net expenses resulting from PIM's agreement to limit annual regular operating expenses to 2.45% through February 1, 2005. The three, five and ten year figures are based upon the Lake Forest Fund's expenses being limited to 2.45% for the first year through February 1, 2005.

**Please note that the one-year costs listed above are based on the Profit Fund's net expenses resulting from PIM's agreement to limit annual regular operating expenses to 2.45% through at least February 1, 2006. The three, five and ten year figures are based upon the Profit Fund's expenses being limited to 2.45% for the first year through February 1, 2006.

Comparison of Business Structures

The Lake Forest Trust is an Ohio business trust organized on November 23, 1994. The Lake Forest Trust is registered as an Ohio business trust. Lake Forest Core Equity has no sales charges or Rule 12b-1 distribution fees. All purchases and redemptions of shares are made at net asset value. The Lake Forest Trust currently issues two series of shares, including the Lake Forest Fund.

The Profit Trust is an open-end, diversified management investment company, organized as a Massachusetts business trust on June 14, 1996. The Profit Fund has sales charges and Rule 12b-1 distribution fees as described below under "Comparison of Purchase, exchange and Redemption Privileges" and "Comparison of Distribution and Shareholder Servicing Fees". The sales charges will be waived for Lake Forest Fund shareholders who receive shares of the Profit Fund as a result of the reorganization. The Profit Trust currently offers one series of shares to investors of the Profit Fund.

Each fund's Board of Trustees provides broad supervision over the affairs of its respective fund. The Boards, in turn, elect the officers of each trust to actively supervise each fund's day-to-day operations. The Boards meet periodically to review performance of the Lake Forest Fund and the Profit Fund, respectively, and to discuss other matters affecting the applicable fund.

Comparison of Investment Objectives and Principal Investment Strategies

The following table compares the investment objectives and principal investment strategies of the Lake Forest Fund and the Profit Fund.


                        Investment Objective         Principal Strategy
                        ---------------------        -------------------
Lake Forest Fund    To provide investors with both   Invests at least 65% of
                    long-term capital growth and     its total assets in
                    current income.                  dividend paying common
                                                     stock of large, established
                                                     and growing companies with
                                                     a market capitalization
                                                     above $5 billion.

Profit Fund         Long-term total return,         Invests primarily in common
                    consistent with the             stock of established, larger
                    preservation of capital         capitalization companies.
                    and maintenance of liquidity    Large capitalization
                                                    companies are those with a
                                                    market capitalization
                                                    exceeding $10 billion.

The principal differences between the funds with respect to their principal strategies include: (1) the Lake Forest Fund invests in dividend paying common stock of large, established and of growing companies while the Profit Fund invests primarily in stocks of established, larger capitalization companies, (2) although it is not a principal investment strategy of the Profit Fund, the Profit Fund may invest in securities convertible into common stock and may invest in convertible preferred stocks and bonds while the Lake Forest Fund does not invest in these securities, and (3) the Lake Forest Fund prefers stocks with a record of paying dividends while dividend income is only an incidental consideration for the Profit Fund.

Comparison of Investment Advisory Services and Fees

PIM is the Lake Forest Fund's and the Profit Fund's investment adviser. PIM is a Maryland Limited Liability corporation with offices at 8720 Georgia Avenue, Suite 808, Silver Spring, Maryland 20910. PIM was formed in February 1996 for the purpose of providing investment advice to the Profit Trust and to others. PIM has acted as an investment adviser to institutional investors since 1997.

PIM entered into an Interim Advisory Agreement with the Lake Forest Fund on March 5, 2004 that expired 150 days later. Under the Interim Investment Advisory Agreement with the Lake Forest Fund, PIM made the investment decisions on behalf of the Lake Forest Fund. PIM had the responsibility for the day-to-day management of the Lake Forest Fund and utilized portfolio managers to provide the management services to the Lake Forest Fund. PIM was not being compensated for managing the Lake Forest Fund. In addition, PIM contractually agreed to reimburse the Lake Forest Fund to the extent necessary so that the ordinary annual operating expenses of the Lake Forest Fund's shares did not exceed 2.45%. After expiration of the agreement, PIM has continued to manage the Lake Forest Fund with the approval of the Board of Trustees of the Lake Forest Fund and without receiving any compensation.

The Lake Forest Fund is managed by Eugene A. Profit. Eugene Profit is the President of PIM and has managed it since February 1, 1996.

Under the terms of the Management Agreement between the Profit Trust and PIM, PIM manages the Profit Fund's investments, selects the portfolio securities for investment by the Profit Fund, purchases securities for the Profit Fund and places orders for execution of such portfolio transactions, subject to the general supervision of the Board of Trustees of the Profit Trust. As compensation for its services, PIM is entitled to receive an advisory fee computed and accrued daily and paid monthly at an annual rate of 1.25% of its average daily net assets. Since the Profit Fund's inception date, PIM has waived most of its advisory fees and currently receives no fees.

Profit Fund is managed by Eugene Profit, the President of PIM. Mr. Profit has been the President and Chief Executive Officer of PIM since February 1, 1996. Mr. Profit and Dr. Joseph A. Quash are the controlling shareholders of PIM.

Comparison of Other Service Providers

The Lake Forest Fund is self-distributed. Ultimus Fund Distributors, LLC, a registered broker-dealer and member of the National Association of Securities Dealers, Inc., is the distributor of the Profit Fund. Lake Forest Funds does not employ an administrator because these services are performed by PIM. Unified Fund Services, Inc., 431 North Pennsylvania Street, Indianapolis, Indiana 46204-1806 serves as the Lake Forest Fund's transfer agent and accounting agent. Ultimus Fund Solutions, LLC serves as Profit Fund's administrator, transfer and accounting agent. Ultimus Fund Solution, LLC is at P.O. Box 46707, Cincinnati, Ohio 45246-0707.

U.S. Bank, N.A. ("US Bank"), 425 Walnut Street, Cincinnati, Ohio 45202 is the Lake Forest Fund's custodian. Wachovia Bank, N.A., 123 S. Broad Street, Philadelphia, Pennsylvania 19109 is the Profit Fund's custodian.

The Lake Forest Fund's independent auditor is Briggs, Bunting & Dougherty,  LLP.
The  Profit   Fund's   independent   registered   public   accounting   firm  is
PricewaterhouseCoopers LLP.

Comparison of Purchase, Exchange and Redemption Privileges

Purchase Procedures. The Profit Fund continuously offers its shares through its distributor. You may purchase each of the Lake Forest Fund's and the Profit Fund's shares by mail, by wire, by phone, by automatic investment plan (as discussed below), or through a service agent. Neither the Lake Forest Fund nor the Profit Fund issue share certificates to new purchasers.

If you purchase shares of the Lake Forest Fund or the Profit Fund, you will receive periodic and quarterly statements, respectively, and a confirmation of every transaction.

Shares of the Profit Fund are purchased at the net asset value per share ("NAV") calculated after your investment is received in proper form, plus any applicable sales charge. Shares of the Lake Forest Fund are purchased at the NAV calculated after your investment is received in proper form. Each fund calculates its NAV as of the close of regular trading on the New York Stock Exchange each day the New York Stock Exchange is open for business. On days in which the New York Stock Exchange closes early, each fund calculates its NAV at the time of the closing. Purchases, redemptions, and exchanges of the Lake Forest Fund and the Profit Fund may be made on any day that the New York Stock Exchange is open.

Unlike the Lake Forest Fund, the Profit Fund charges a sales load as shown below:



                                               Sales Load as % of:                         Dealer Reallowance
Amount of                       Public Offering Price         Net Amount Invested        as % of Public Offering
Investment Price                ---------------------         -------------------        -----------------------
-----------------
Less than $100,000                         4.00%                        4.17%                     3.60%

$100,000 by less
than $250,000                              3.50%                        3.63%                     3.30%

$250,000 but less
than $500,000                              2.50%                        2.56%                     2.30%

$500,000 but less
than $1,000,000                            2.00%                        2.04%                     1.80%

$1,000,000 or more                         None*                        None*

*There is no front-end sales load on purchases of $1 million or more but a contingent deferred sales load of 1% may apply if a commission was paid to a participating unaffiliated dealer and the shares are redeemed within one year from the date of purchase.

However, the sales load will be waived for Lake Forest Fund shareholders who receive shares of the Profit Fund as a result of the Reorganization; future purchases of Profit Fund shares will be subject to any applicable sales load.

For more information about the specifics of the Profit Fund's sales load, please see the Profit Fund's Prospectus and Statement of Additional Information, which are incorporated herein by reference.

Exchange Privileges. The Lake Forest Fund has exchange privileges. The Profit Fund has no exchange privileges. The exchange policy for the Lake Forest Fund is listed below.

As a service to shareholders, the Lake Forest Fund has established a program whereby shareholders can exchange Lake Forest Fund shares valued at $1,000.00 or more for shares of the Lake Forest Money Market Fund.

US Bank will charge a fee for each exchange transaction that is executed over the phone. This fee is currently $5.00. For further information about the Lake Forest Fund's exchange privileges, please see the Lake Forest Fund's prospectus, which is incorporated herein by reference.

Redemption Procedures. You may redeem shares of each of the Lake Forest Fund and the Profit Fund at the next NAV computed after your order to redeem has been received in proper form.

You may redeem your shares of the Lake Forest Fund directly by mail or express mail or by wire, or by phone or through your securities dealer (who may charge a fee for this service).

You may redeem shares of the Profit Fund by mail or through a brokerage firm or financial institution that has been authorized to accept orders on behalf of the Profit Fund at the fund's net asset value next determined after your order is received by such organization in proper form before 4:00 p.m. Eastern Time, or such earlier time as may be required by such organization. These organizations may be authorized to designate other intermediaries to act in this capacity. Such an organization may charge you transaction fees on redemptions of Profit Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who redeem shares directly through the Profit Fund's transfer agent.

A contingent deferred sales load is imposed upon certain redemptions of shares of the Profit Fund purchased at net asset value in amounts totaling $1 million or more, if the dealer's commission described above was paid by the Profit Fund's Distributor and the shares are redeemed within one year from the date of purchase. The contingent deferred sales load will be paid to the Profit Fund's Distributor and will be equal to 1% of the lesser of (1) the net asset value at the time of purchase of the shares being redeemed or (2) the net asset value of such shares at the time of redemption. In determining whether the contingent deferred sales load is payable, it is assumed that shares not subject to the contingent deferred sales load are the first redeemed followed by other shares held for the longest period of time. The contingent deferred sales load will not be imposed upon shares representing reinvested dividends or capital gains distributions, or upon amounts representing share appreciation. If an investor's purchase is subject to the contingent deferred sales load, the investor will be notified on the confirmation for his/her purchase.

Redemptions of shares of the Profit Fund received by Lake Forest Fund shareholders in the Reorganization, as well as additional shares purchased without a sales load by Lake Forest Fund shareholders, and shares held for more than one year are not subject to the contingent deferred sales load. The contingent deferred sales load is currently waived for any partial or complete redemption following death or disability (as defined in the Internal Revenue Code of 1986, as amended (the "Code")) of a Profit Fund shareholder (including one who owns the shares with his or her spouse as a joint tenant with rights of survivorship) from an account in which the deceased or disabled is named. PIM may require documentation prior to waiver of the charge, including death certificates, physicians' certificates, etc.

Automatic Investment/Withdrawal Plans.

The Lake Forest Fund offers an Automatic Investment Plan. Under this plan, an investor may make a minimum $100 regular monthly investment in the Lake Forest Fund.

The Profit Fund offers an Automatic Investment Plan. Under this plan, an investor may make a minimum $50 initial and regular monthly investment in the Profit Fund.

The Profit Fund offers an automatic withdrawal plan. If an investor owns shares having a value of at least $5,000, the investor may arrange to have some of his/her shares redeemed monthly or quarterly in a specified amount not less than $50 each. The Lake Forest Fund does not offer an automatic withdrawal plan.

Comparison of Minimum Initial/Subsequent Investment Requirements

The Lake Forest Fund and the Profit Fund have slightly different minimum and subsequent investment requirements. The following table summarizes the minimum initial and subsequent investment requirements of the Lake Forest Fund and the Profit Fund.

             Minimum Initial and Subsequent Investment Requirements

                               Lake Forest Fund            Profit Fund
                                ---------------           --------------
Initial Investment                  $2,500                   $2,500
Subsequent Investments               $500                      $50
Minimum Account Balance(1)          $2,500                  $2,500(2)

(1) In the case of each fund, if the value of your account falls below the minimum account balance, for any reason other than a change in market value, that fund reserves the right to redeem your shares, after giving you 30 days' notice.

(2) Minimum account is $1,000 in the case of tax-deferred retirement plans.

Comparison of Distribution Policies

The Lake Forest Fund and the Profit Fund each expects to pay substantially all of its net investment income and net realized capital gains at least annually.

Normally,   each  of  the  Lake  Forest  Fund  and  the  Profit  Fund  reinvests distributions in additional fund shares unless a shareholder elects to receive distributions in cash.

Distributions from the Profit Fund are paid according to one of the following options:

Share Option -- income distributions and capital gains distributions reinvested in additional shares.

Income Option -- income distributions and short-term capital gains distributions paid in cash; long-term capital gains distributions reinvested in additional shares.

Cash Option -- income distributions and capital gains distributions paid in cash.

If a Profit Fund shareholder selects the Income Option or the Cash Option and the U.S. Postal Service cannot deliver the checks or if the checks remain uncashed for six months, the dividends may be reinvested in the shareholder's account at the then current net asset value and thereafter may continue to be reinvested in such shares. No interest will accrue on amounts represented by uncashed dividend checks.

Comparison of Distribution and Shareholder Servicing Fees

The Profit Trust has adopted a Rule 12b-1 distribution plan under which the Profit Fund reimburses up to .25% of the fund's average daily net assets to cover expenses incurred in connection with the distribution of the fund's shares. The Lake Forest Fund does not have a 12b-1 distribution plan and does not charge a 12b-1 distribution fee.

Distribution fees pay for promotion and distribution of fund shares and services provided to shareholders. Because these fees are paid from fund assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than other types of sales charges that apply to other funds.

Comparison of Net Asset Value Calculation Procedures

Each fund calculates its NAV as of the close of regular trading on the New York Stock Exchange each day the New York Stock Exchange is open for business. On days in which the New York Stock Exchange closes early, each Fund will calculate its NAV at the time of the closing.

The NAV of the Lake Forest Fund or the Profit Fund is determined by dividing the total value of the assets of the fund, minus its liabilities, by the total number of its shares outstanding.

                                Investment Risks

Principal Risks

The Lake Forest Fund and Profit Fund have similar risks. The principal risks applicable to the Lake Forest Fund and the Profit Fund, as identified in their respective prospectuses, are described in the table below.


Principal Risks                            Fund(s) Subject to Risk
---------------                            -------------------------

Market  Risk - Due to  risks  of               Lake Forest Fund
investing in equity markets, the fund
may experience a sudden, unpredictable           Profit Fund
decline in  value, as well as periods
of poor performance. Because stock values move up and down, the value of your shares may go up and down.

Management Risk - The investment
strategy used by the investment                Lake Forest Fund
adviser may fail to produce the
intended results.                                 Profit Fund

Style Risk - The investment adviser's
value approach focuses on stocks
believed to be  selling  at a discount
relative  to the market and its peers.         Lake Forest Fund
It is the investment adviser's
expectation that these companies will             Profit Fund
ultimately be recognized by the market
and thus appreciate in value. If the
market does not recognize these
companies,  their stock prices may
remain stable or decrease in value.


                      Information About the Reorganization

This section summarizes the material terms of the Reorganization. This section is qualified in its entirety by the terms and conditions contained in the Plan, a form of which is attached as Appendix A to this Combined Proxy Statement/Prospectus.

General Description of the Reorganization and Plan

Under the Plan, the Lake Forest Fund will transfer all of its assets and certain identified liabilities to the Profit Fund. In exchange for the transfer of the Lake Forest Fund's assets and liabilities, the Profit Fund will issue a number of full and fractional shares of the Profit Fund to the Lake Forest Fund equal in value to the net assets transferred to the Profit Fund in connection with the Reorganization. The Lake Forest Fund will then distribute to its shareholders of record all shares of the Profit Fund received by the Lake Forest Fund. You will receive shares of the Profit Fund equal in value to your share of the net assets of the Lake Forest Fund you hold as of 4:00 P.M., Eastern Time, on the Valuation Date (as defined in the Plan).

After distributing the shares it received from the Profit Fund to its shareholders under the Reorganization, the Lake Forest Trust will be dissolved under Ohio law and deregistered as an investment company. No front-end sales loads or contingent deferred sales charges will be imposed in connection with the Reorganization.

The Plan contains customary representations, warranties, and conditions designed to ensure that the Reorganization is fair to the Lake Forest Fund and its shareholders. The Plan provides that the consummation of the Reorganization is contingent upon, among other things: (i) approval of the Plan by the Lake Forest Fund's shareholders; and (ii) the receipt by the Lake Forest Fund and the Profit Fund of a tax opinion to the effect that the Reorganization will be federal income tax-free to the Lake Forest Fund and its respective shareholders. The Plan may be terminated if, on the Closing Date, any of the applicable conditions have not been met or if the representations and warranties are not true, or if the Board determines that consummation of the Reorganization is not in the best interest of the Lake Forest Fund.

The Plan provides that the expenses of the Reorganization will be borne by PIM. Shareholders of the Lake Forest Fund and the Profit Fund will not bear any of the costs associated with the Reorganization.

If the shareholders of the Lake Forest Fund approve the Plan, the Reorganization will take place after various conditions are satisfied by the Lake Forest Fund and the Profit Trust, including the preparation of certain documents. If the shareholders of the Lake Forest Fund do not approve the Plan, the Reorganization will not take place.

Securities to Be Issued

The Lake Forest Fund, a series of the Lake Forest Trust, is subject to Ohio law while the Profit Fund, a series of the Profit Trust, is subject to Massachusetts law. While the Lake Forest Fund and the Profit Fund are subject to the laws of different jurisdictions, the applicable state laws are similar and the Reorganization will not result in material differences in shareholder rights.

Under Ohio law, shareholders of an Ohio business trust are entitled to a limitation of personal liability. No similar statutory authority limiting business trust shareholder liability exists under Massachusetts law. As a result, to the extent that the Lake Forest Trust or a shareholder is subject to the jurisdiction of courts in other states, the courts may not apply Ohio law, and may thereby subject shareholders of an Ohio business trust to personal liability. To guard against this risk, the Declaration of Trust states that each shareholder of the Lake Forest Trust shall not be personally liable for obligations and expenses incurred by, contracted for, or otherwise existing with respect to the Lake Forest Trust. In addition, the Declaration of Trust states that the Lake Forest Trust's Trustees shall have no power to bind any shareholder personally or to call upon any shareholder for the payment of any sum of money or assessment other than such as the shareholder may at any time personally agree to pay. Moreover, the Agreement and Declaration of Trust provides for the indemnification out of the Lake Forest Trust property for all loss and expense of any shareholder or former shareholder held personally liable, solely by reason of being or having been a shareholder of the Lake Forest Trust, for the obligations or liabilities of the Lake Forest Trust. The Declaration of Trust provides that all persons extending credit to, contracting with or having any claim against the Trust shall look only to the assets of the Trust for payment under such credit, contract or claim. The Declaration of Trust disclaims shareholders', Trustees' and officers' liability for such obligations and liabilities of the Trust. The Declaration of Trust requires every note, bond, contract or similar instrument to include a statement that the obligations of such instrument are not binding upon any Trustees, officers or shareholders individually but are binding only upon the assets and property of the Trust. Accordingly, the risk to a shareholder of the Lake Forest Trust incurring financial loss beyond that shareholder's investment because of shareholder liability is limited to circumstances in which: (i) a court refuses to apply Ohio law and (ii) the Lake Forest Trust itself would be unable to meet its obligations. In view of Ohio law and the nature of the Lake Forest Trust's business, the risk of personal liability to a shareholder of the Lake Forest Trust is remote.

Shareholders of the Profit Trust as shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable under the applicable state law for the obligations of the Profit Trust. However, numerous investment companies registered under the 1940 Act have been formed as Massachusetts business trusts and the Profit Trust is not aware of any instance where such result has occurred. In addition, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Profit Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Profit Trust or the Profit Trust's Trustees. The Agreement and Declaration of Trust also provides for the indemnification out of the Profit Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Profit Trust. Moreover, it provides that the Profit Trust will, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Profit Trust and satisfy any judgment thereon. As a result, and particularly because the Profit Trust assets are readily marketable and ordinarily substantially exceed liabilities, the risk of shareholder liability is slight and limited to circumstances in which the Profit Trust itself would be unable to meet its obligations. In view of the above, the risk of personal liability is remote.

The Lake Forest Trust and the Profit Trust each have an unlimited number of authorized shares of beneficial interest, no par value. The Board and the Profit Trust's Board of Trustees may, without shareholder approval, divide the authorized shares into an unlimited number of separate series and classes.

Both the Lake Forest Trust and the Profit Trust (and their series) will continue indefinitely until terminated. The Board of Lake Forest Trust and the Profit Trust's Board of Trustees are each authorized to establish the relative rights and preferences of shares of any series of the respective Trust. The Profit Trust's Declaration of Trust authorizes the Trustees to establish different rights and preferences, including the rate or rates of dividends or distributions, of shares of classes of series of the Trust.

The Profit Trust's Declaration of Trust expressly provides that any fractional share of any series or class shall carry proportionately all the rights and obligations of a whole share of that series or class, including with respect to voting, receipt of dividends and distributions, redemption of Shares, and liquidation of the Trust. The Lake Forest Trust's Declaration of Trust provides that any fractional share of any series or sub-series shall carry proportionately all the rights and obligations of a whole share of that series or sub-series, including with respect to voting, receipt of dividends and distributions, redemptions of shares and liquidation of the Trust.

Neither Ohio nor Massachusetts law requires the Lake Forest Trust or the Profit Trust, respectively, to hold annual meetings of shareholders, and generally, the Lake Forest Trust or the Profit Trust will hold shareholder meetings only when specifically required by federal or state law. Shareholders representing 25% of the Lake Forest Trust's outstanding shares may, under its organizational documents, request by written application that the Trustees call meetings of the Lake Forest Trust for any purpose related to the Lake Forest Trust, including for the purpose of voting on removal of one or more Trustees. If the Trustees of the Lake Forest Trust fail to call a meeting or give notice of such meeting 30 days after receipt of a written application, then shareholders representing 25% of the shares outstanding may call a meeting and give notice of such meeting. Shareholders representing 10% of the Profit Trust's outstanding shares may, under its organizational documents, call meetings of the Profit Trust only for the purpose of voting on removal of one or more Trustees. In order to call a meeting for any other purpose, shareholders representing 25% of the Profit Trust's outstanding shares are required.

The Lake Forest Trust and the Profit Trust have the same quorum requirement for shareholder meetings. Under the Profit Trust's Declaration of Trust, a majority of shares constitutes a quorum for shareholder meetings. Under the Lake Forest Fund's Declaration of Trust, a majority of shares constitutes a quorum for shareholder meetings.

Under the Profit Trust's Declaration of Trust, the Trustees are authorized to provide that holders of shares of a series of the Profit Trust have the right to convert their shares into shares of one or more series of shares. Likewise, under the Lake Forest Trust's Declaration of Trust the Trustees are authorized to provide that holders of shares of a series of the Lake Forest Trust have the right to convert their shares into shares of one or more series of shares. All shares of the Lake Forest Trust and the Profit Trust are fully paid and non-assessable. For both the Lake Forest Trust and the Profit Trust, the assets and liabilities of any series of either Trust are segregated from the assets and liabilities of other series of the respective Trust. Therefore, distributions and redemption proceeds are only paid out of the assets of a particular series of either Trust, not out of a Trust's assets generally. Such distributions are made pro rata and redemption proceeds equal the assets represented by the redeemed shares.

Reasons for the Reorganization

At a meeting held on August 17, 2004, the Board, including the Disinterested Trustees, unanimously approved the Plan and determined that the Reorganization would be in the best interests of the Lake Forest Fund and the Lake Forest Fund's shareholders. The Board, including the Disinterested Trustees, also determined that the Reorganization would not dilute the interests of the shareholders of the Lake Forest Fund.

During its deliberations, the Trustees considered the strategic alignment of the Lake Forest Fund and Profit Fund and concluded, based on presentations made at the meeting, including discussions of past performance of the respective funds, that it would be in the best interest of the Lake Forest Fund's shareholders for the Lake Forest Fund to reorganize into the Profit Fund. In addition, the Trustees also considered (with the advice and assistance of independent legal counsel) that the Reorganization would provide the following benefits to the Lake Forest Fund's shareholders based on information provided during the meeting:

Dilution: The Plan includes provisions intended to avoid dilution of the interests of the shareholders of the Lake Forest Fund. Under the Plan, each Lake Forest Fund shareholder will receive shares of the Profit Fund, which in the aggregate, will equal the net value of the Lake Forest Fund's assets.

Expenses: The net operating expenses of the Lake Forest Fund and Profit Fund are the same.

Assets: The Trustees noted that the Lake Forest Fund's shareholders may benefit in the future from managerial and cost efficiencies due to the larger assets size of the Profit Fund post Reorganization.

Federal Income Tax-Free Nature of the Reorganization: It is anticipated the Reorganization will be accomplished without federal tax implications to the Lake Forest Fund or its shareholders. Each of the Lake Forest Fund's and Profit Fund's distributions made in the normal course of business will still be subject to federal income tax. Please see the Lake Forest Fund and Profit Fund's prospectuses for more information as to the federal income tax treatment of distributions.

Costs of the Reorganization: The costs of the Reorganization will be borne by PIM. Shareholders of the Lake Forest Fund and the Profit Fund will not bear any of the costs associated with the Reorganization.

Other options: The Trustees noted that the board and the previous advisor Boberski & Company, had explored a number of options for the Lake Forest Fund after Boberski & Company had decided that it wished to cease advising mutual funds. These alternatives included a sale of the Lake Forest Fund or its liquidation and dissolution without a merger. The Trustees had discussed each of these options at prior Board meetings, but ultimately determined that the Profit Fund was an attractive alternative for Lake Forest Fund shareholders.

THE BOARD, INCLUDING THE DISINTERESTED TRUSTEES, UNANIMOUSLY RECOMMENDS APPROVAL OF THE PLAN BY THE LAKE FOREST FUND'S SHAREHOLDERS.



      Comparison of Investment Objectives, Principal Investment Strategies
                           and Certain Other Policies

This section compares the investment objectives, principal investment strategies and certain other policies of the Lake Forest Fund and the Profit Fund. This summary is qualified in its entirety by the information contained in the Prospectuses and Statements of Additional Information for the Lake Forest Fund and the Profit Fund. For a detailed discussion of the investment objectives, principal investment strategies and other policies of the Lake Forest Fund, see the Lake Forest Fund's Prospectus and Statement of Additional Information, each dated September 6, 2004 as supplemented through the date hereof.

For a detailed discussion of the investment objective, principal investment strategies and other policies of the Profit Fund, see the Profit Fund's Prospectus and Statement of Additional Information, each dated February 1, 2004 as supplemented through the date hereof.

Investment Objectives

The Lake Forest Fund's investment objective is capital appreciation and current income. The Profit Fund's investment objective is long-term total return, consistent with the preservation of capital and maintenance of liquidity. The objectives are similar, as total return is comprised of both capital appreciation and current income. However, dividend income is only an incidental consideration for the Profit Fund.

The investment objective of each of the Lake Forest Fund and the Profit Fund is non-fundamental and can be changed without shareholder approval.

Principal Investment Strategies

The Lake Forest Fund invests primarily in dividend paying common stock of large, established and growing companies with a market capitalization above $5 billion.

When investing in common stock, the Adviser applies a rigorous fundamental investment analysis of each company under consideration. The Adviser will primarily select U.S. companies believed to have favorable growth characteristics with the potential to compete in the global marketplace. In determining whether a company has favorable growth characteristics, the Adviser looks for the following:

            - Sales and earnings growth
            - Return on equity
            - Financial condition
            - Market share and product leadership

The Adviser intends to stay fully invested in common stock regardless of the movement of stock prices and will not normally engage in active and frequent trading to achieve the Fund's investment objective - subject to the Fund's liquidity and defensive requirements. The Fund considers selling a particular common stock when the investment criteria used by the Adviser is no longer met by the company.

The Adviser seeks to reduce investment risks by diversifying the Fund's investments across a broad range of industries and companies and by investing primarily in larger companies with a history of strong cash flows.

For temporary defensive purposes, the Fund may hold all or a portion of its assets in money market instruments, securities of money market registered investment companies or purchase agreements collateralized by U.S. government obligations. In addition, the Fund may make such investments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

Profit Fund's investment strategy is designed to participate in rising equity markets while limiting, as much as possible, the downside volatility which can accompany equity investing. PIM, Profit Fund's adviser, uses a disciplined, value-oriented process to select stocks generally having the following characteristics: 1) low price/earnings ratios relative to a company's sector or historical performance; 2) strong balance sheet ratios; 3) high return on capital and 4) low price/growth ratios relative to a company's sector. In PIM's opinion, these stocks typically enjoy low expectations from investors in general and are undervalued. As a result, in PIM's opinion, average "earnings" performance by such companies can result in superior stock performance, and disappointing "earnings" should result in minimal negative stock performance.

After purchasing a stock, PIM continues to monitor its progress in relation to the overall market and its peers. In evaluating whether to sell a stock, PIM considers, among other factors, whether:

     o    the stock is overvalued relative to other investments
     o    the stock has met PIM's earnings expectations
     o political, economic, or other events could affect the company's performance
     o    PIM identifies a more attractive opportunity

PIM will not necessarily sell a security based on its relationship to these or other factors.

Normally, the Profit Fund will invest at least 65% of its total assets in common stocks. The Profit Fund expects to invest a portion of its assets in stocks currently paying dividends, although it may buy stocks that are not paying dividends but offer prospects for growth of capital or future income. Although the Profit Fund invests primarily in common stock, the Profit Fund may also invest in securities convertible into common stock (such as convertible bonds, convertible preferred stocks and warrants). The Profit Fund may invest in convertible preferred stocks and bonds which are rated at the time of purchase in the four highest rating categories assigned by Moody's Investors Service, Inc. (Aaa, Aa, A or Baa) or Standard & Poor's Ratings Group (AAA, AA, A, BBB) or unrated securities determined by PIM to be of comparable quality.

Additional Risks of the Profit Fund

Preferred stock and bonds rated Baa or BBB have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to pay principal and interest or to pay the preferred stock obligations than is the case with higher grade securities. When interest rates rise, the value of such securities can be expected to decline.

                                    Taxation

Tax Consequences of the Reorganization

It is anticipated that the Reorganization will be a tax-free reorganization within the meaning of Section 368(a) of the Code. This means that no gain or loss will be recognized by the Lake Forest Fund shareholders upon the exchange of their shares of the Lake Forest Fund for shares of the Profit Fund in liquidation of the Lake Forest Fund. The Lake Forest Fund and the Profit Trust, on behalf of the Profit Fund, will receive an opinion from Sullivan & Worcester LLP substantially to the effect that, for federal income tax purposes:

(1) The transfer of all of the Lake Forest Fund assets solely in exchange for shares of the Profit Fund and the assumption by the Profit Fund of the identified liabilities of the Lake Forest Fund followed by the distribution of shares of the Profit Fund pro rata to the Lake Forest Fund shareholders in liquidation of the Lake Forest Fund will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code and the Profit Fund and the Lake Forest Fund will each be a "party to a reorganization" within the meaning of
Section 368(b) of the Code;

(2) No gain or loss will be recognized by the Profit Fund upon the receipt of the assets of the Lake Forest Fund solely in exchange for the shares of the Profit Fund and the assumption by the Profit Fund of the identified liabilities of the Lake Forest Fund;

(3) No gain or loss will be recognized by the Lake Forest Fund upon the transfer of the Lake Forest Fund assets to the Profit Fund in exchange for shares of the Profit Fund and the assumption by the Profit Fund of the identified liabilities of the Lake Forest Fund or upon the distribution (whether actual or constructive) of shares of the Profit Fund to Lake Forest Fund shareholders in exchange for their shares of the Lake Forest Fund;

(4) No gain or loss will be recognized by the Lake Forest Fund shareholders upon the exchange of their shares of the Lake Forest Fund for shares of the Profit Fund in liquidation of the Lake Forest Fund;

(5) The aggregate tax basis of the Profit Fund shares received by each Lake Forest Fund shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Lake Forest Fund shares held by such shareholder immediately prior to the Reorganization, and the holding period of the Profit Fund shares received by each Lake Forest Fund shareholder will include the period during which the Lake Forest Fund shares exchanged therefore were held by such shareholder (provided the Lake Forest Fund shares were held as capital assets on the date of the Reorganization); and

(6) The tax basis of the Lake Forest Fund assets acquired by the Profit Fund will be the same as the tax basis of such assets to the Lake Forest Fund immediately prior to the Reorganization, and the holding period of the assets of the Lake Forest Fund in the hands of the Profit Fund will include the period during which those assets were held by the Lake Forest Fund.

Opinions of counsel are not binding upon the Internal Revenue Service or the courts. If the Reorganization is consummated but does not qualify as a tax-free reorganization under the Code, a shareholder of the Lake Forest Fund would recognize a taxable gain or loss equal to the difference between his or her tax basis in his or her Lake Forest Fund shares and the fair market value of the Profit Fund shares he or she received. Shareholders of the Lake Forest Fund should consult their tax advisors regarding the effect, if any, of the Reorganization in light of their individual circumstances. Since the foregoing discussion relates only to the federal income tax consequences of the Reorganization, the Lake Forest Fund shareholders should also consult their tax advisors as to the state and local tax consequences, if any, of the Reorganization.

As of September 30, 2003, the Profit Fund had $233,112 of capital loss carryforwards. As of February 29, 2004, the Lake Forest Fund had $2,546,694 of capital loss carryforwards. The Profit Fund's ability to carry forward the pre-Reorganization losses of the Lake Forest Fund and use them to offset future gains will likely be limited. In addition, as a result of the Reorganization, the benefit of the available pre-Reorganization losses of the Lake Forest Fund will be spread among a larger group of shareholders than would have been the case absent the Reorganization. Therefore, with the reduction in the relative amount of the pre-Reorganization losses available to current shareholders of the Lake Forest Fund following the Reorganization, together with the possibility that the Profit Fund will be limited in its ability to carry forward its own pre-Reorganization losses, the shareholders of both funds could, under certain circumstances, pay more taxes, or pay taxes sooner, than they would if the Reorganization did not occur.

                                Performance

A discussion of the factors that materially affected the performance of the Profit Fund during its most recently completed fiscal year, together with the underlying performance information in the most recent annual report dated
September 30, 2003, follow at Exhibit B to this Combined Proxy Statement/Prospectus.

The following charts and tables illustrate the variability of the Profit Fund's returns. The charts and the tables provide an indication of the risks of investing in the Profit Fund by showing the changes in the Profit Fund's performance from year-to-year for each full calendar year over the lifetime of the fund, and by showing the changes in the Profit Fund's performance from year-to-year for each full calendar year over the lifetime of the Fund, and by showing how the Profit Fund's average annual returns compare to those of a broad measure of market performance. How the fund has performed in the past (before and after taxes) is not necessarily an indication of how the fund will perform in the future. The impact of taxes and sales loads is not reflected in the bar chart; if reflected, returns would be less than those shown. In addition, the absence of expense waivers would cause the returns to be less than those shown.

Performance of Profit Fund

The inception date for Profit Fund is November 15, 1996.

Annual Total Returns (%) as of 12/31 each year

1997: 23.58%
1998: 32.55%
1999: 27.62%
2000: -4.22%
2001: -10.56%
2002: -24.69%
2003:  29.56%

The calendar year-to-date return as of May 31, 2004 was 1.83%.

During the periods shown in the bar chart, the highest return for a quarter was 30.98% (for the 4th quarter of 1998) and the lowest return for a quarter was -20.64% (for the 3rd quarter of 2001).


                          AVERAGE ANNUAL TOTAL RETURNS

                                   Profit Fund
                          Average Annual Total Returns
                     For the period ended December 31, 2003

                                                                                     Since Inception
                                                           1 Year       5 Years      (Nov. 15, 1996)
                                                          ---------    ---------     ---------------
PROFIT FUND
Return Before Taxes                                        29.56%        1.30%            8.50%
Return After Taxes on Distributions                        29.56%        0.97%            8.18%
Return After Taxes on Distributions and Sale of Fund       19.22%        1.04%            7.36%
Shares
S&P 500 Index(1) (reflects no                              28.68%        -0.57            7.56%
deductions for fees, expenses or taxes)

(1) The S&P 500 Index is an unmanaged index of common stock prices of 500 widely held U.S. stocks.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                 Capitalization

The following table sets forth as of March 31, 2004 (i) the capitalization of the Lake Forest Fund, (ii) the capitalization of the Profit Fund, and (iii) the pro forma combined capitalization of the funds assuming that the Plan is approved and the Reorganization is consummated. The pro forma data reflects an exchange ratio of approximately 1.2654 shares of Profit Fund issued for each share of Lake Forest Fund.

                                                                    Pro Forma
                               Lake Forest     Profit Fund(1)       Combined
                                 Fund(1)                          Profit Fund(2)
                               ----------      -------------     --------------
Net Assets                     $6,025,639        $6,851,405       $12,877,044
Net Asset Value Per Share        $22.17            $17.52            $17.52
Shares Outstanding               271,808          391,011           734,957

(1) Capitalization prior to the Reorganization.

(2) Assumes the Reorganization had been consummated on March 31, 2004 and is for informational purposes only. No assurance can be given as to how many shares of the Profit Fund will be received by the shareholders of the Lake Forest Fund on the date the Reorganization takes place, and the foregoing should not be relied upon to reflect the number of shares of the Profit Fund that actually will be received on or after such date.

                               Voting Information

This Proxy Statement/Prospectus is being furnished by the Board in connection with the solicitation of proxies for the special meeting of shareholders. Solicitation of proxies will be primarily by mail. Officers and service contractors of the Lake Forest Fund may also solicit proxies by telephone, facsimile, Internet, or in person. The costs of solicitation will be borne by PIM.

Each share of the Lake Forest Fund is entitled to one vote. To approve the Reorganization of the Lake Forest Fund, a majority of the shares of the Lake Forest Fund outstanding and entitled to vote must be voted in favor of the Plan. Shareholders holding a majority of the outstanding shares of the Lake Forest Fund as of the Record Date present by proxy will constitute a quorum for the transaction of business at the Special Meeting.

For purposes of determining the presence of a quorum and counting votes on the matters presented, shares represented by abstentions and "broker non-votes" will be counted as present, but not counted as votes cast at the Special Meeting. Therefore, shares represented by abstentions and "broker non-votes" will have the effect of a "NO" vote at the Special Meeting. Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners and other persons entitled to vote for which the broker lacks discretionary voting authority.

Please use the Proxy card enclosed with the Proxy Statement/Prospectus (the "Proxy Card") to vote on the Reorganization. You should complete the Proxy Card by:

(1) Indicating whether you vote "FOR", "AGAINST", or "ABSTAIN" from voting on the Reorganization by checking the appropriate box on the Proxy Card;

(2) Signing and dating the Proxy Card; and

(3) Returning it to The Lake Forest Group in the enclosed postage-paid envelope.

Any shareholder given a Proxy has the right to attend the Special Meeting to vote his/her shares in person (thereby revoking any prior Proxy) and also the right to revoke the Proxy at any time prior to its exercise by executing a superseding Proxy or by submitting a written notice to The Lake Forest Funds, 8720 Georgia Avenue, Suite 808, Silver Spring, Maryland 20910 with a "Revocation Letter" that:

(1) Identifies yourself;

(2) States that as shareholder of the Lake Forest Fund, you revoke your prior decisions as set forth in the previously returned Proxy Card; and

(3) Indicates your approval, disapproval or abstention from voting on the Reorganization.

Your Proxy Card or Revocation Letter must be received on or before October 22, 2004. If you do not return your Proxy Card in time to be voted at the Meeting or you abstain from voting, you will be treated as having voted "AGAINST" the Reorganization. Please note that simply attending the Special Meeting without voting will not revoke a prior Proxy.

If a ballot is not marked to indicate voting instructions but is signed, dated and returned, it will be treated as an instruction to vote the shares "FOR" the proposal.

It is not anticipated that any matters other than the approval of the Plan will be brought before the meeting. Should other business be brought before the meeting, it is intended that the accompanying proxies will be voted in accordance with the judgment of the persons named as proxies. If sufficient votes in favor of approving the Plan are not received by the time scheduled for the meeting, the persons named as proxies may propose one or more adjournments of the meeting for a reasonable period of time to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies will vote "FOR" adjournment those proxies required to be voted "FOR" the approval of the proposal. The persons named as proxies will vote "AGAINST" adjournment those proxies required to be voted "AGAINST" the proposal.

Only Shareholders of the Lake Forest Fund on August 30, 2004 (the "Record Date") are entitled to notice of and to vote at the Special Meeting. As of August 30, 2004 shares outstanding of the Lake Forest Fund were as follows:

--------------------------------------------------------------------------------
Fund                                                    Outstanding Shares
--------------------------------------------------------------------------------
Lake Forest Fund

As of the Record Date, officers and Trustees of the Lake Forest Fund as a group owned less than {xx} of the Lake Forest Fund's shares. As of the Record Date, and to the best of the Lake Forest Fund's knowledge and belief, the following persons owned beneficially or of record 5% or more of the fund:


Name and Address                           Percentage of Ownership
----------------                           -----------------------

                                                           Following the
                                 As of the Record Date     Reorganization





As of the Record Date, shares outstanding of the Profit Fund were as follows:

--------------------------------------------------------------------------------
Fund                                                    Outstanding Shares
--------------------------------------------------------------------------------

Profit Fund

As of the Record Date, officers and Trustees of the Profit Fund as a group owned [ ]% of the outstanding shares of the Profit Fund. As of the Record Date, and to the best of the Profit Fund's knowledge and belief, the following persons owned beneficially or of record 5% or more of the Profit Fund:

Name and Address                           Percentage of Ownership
----------------                           -----------------------

                                                           Following the
                                 As of the Record Date     Reorganization

Although National Financial Services LLC owns more than 25% of the Profit Fund's shares, this is ownership of record for multiple shareholders of the Profit Fund, and therefore, National Financial Services LLC does not control the Profit Fund.

                             Additional Information

Shareholder Proposals

The Lake Forest Fund is not required to hold annual shareholder meetings. Any shareholder proposals to be included in the proxy statement for the Lake Forest Fund's next shareholder meeting must be received by the Lake Forest Fund within a reasonable period of time prior to that meeting. Shareholders who wish to submit shareholder proposals should send the proposals to the Lake Forest Fund at 8720 Georgia Avenue, Suite 808, Silver Spring, Maryland 20910.

Experts

The annual financial statements and financial highlights of the Profit Fund for the fiscal year ended September 30, 2003 have been audited by PricewaterhouseCoopers LLP independent registered public accounting firm, to the extent indicated in their reports thereon, and have been incorporated by reference into the Statement of Additional Information to this Combined Proxy Statement/Prospectus, in reliance upon such reports given upon the authority of such firm as an expert in accounting and auditing. The unaudited semi-annual financial statements and financial highlights of the Profit Fund for the period ended March 31, 2004 have also been incorporated by reference into the Statement of Additional Information to this Combined Proxy Statement/Prospectus.

The annual financial statements and financial highlights of the Lake Forest Fund for the fiscal year ended February 29, 2004 have been audited by Briggs, Bunting & Dougherty, LLP independent auditors, to the extent indicated in their reports thereon, and have been incorporated by reference into the Statement of Additional Information to this Combined Proxy Statement/Prospectus, in reliance upon such report given upon the authority of such firm as an expert in accounting and auditing.

Information Filed with the Securities and Exchange Commission

This Combined Proxy Statement/Prospectus and the related Statement of Additional Information does not contain all of the information set forth in the registration statements and exhibits of the Lake Forest Fund and the Profit Fund filed with the SEC under the Securities Act of 1933, as amended and the 1940 Act. The Prospectuses and Statements of Additional Information for the Lake Forest Fund and the Profit Fund are incorporated by reference into this Combined Proxy Statement/Prospectus.

The Lake Forest Trust, on behalf of the Lake Forest Fund, and the Profit Trust, on behalf of the Profit Fund, file proxy materials, reports and other information with the SEC in accordance with the informational requirements of the Securities Act of 1934, as amended, and the 1940 Act. These materials can be inspected and copied at the SEC's Public Reference Room at 450 Fifth Street NW, Washington, DC 20549, and at the SEC's regional and district offices located 73 Tremont Street, Suite 600, Boston, MA 02108-3912, 601 Walnut Street, Suite 1120E, Philadelphia, PA 19106, 3475 Lenox Road, N.E., Suite 1000, Atlanta, GA 30326 and 55 East Monroe Street, Suite 4400, Chicago, Illinois 60603.

Copies of such materials can also be obtained by mail from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, D.C. 20549 at prescribed rates.

Instructions for Signing Proxy Cards. The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Lake Forest Fund involved in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration                                              Valid Signature
------------                                              ---------------
Corporate Accounts

(1)  ABC Corp.......................................................ABC Corp.
(2)  ABC Corp ............................................John Doe, Treasurer
(3)  ABC Corp. c/o John Doe ..............................John Doe, Treasurer
(4)  ABC Corp. Profit Sharing .............................John Doe, Director

Partnership Accounts

(1)  The XYZ Partnership...............................Jane B. Smith, Partner
(2)  Smith and Jones, Limited Partnership......Jane B. Smith, General Partner

Trust Accounts

(1)  ABC Trust Account..................................Jane B. Doe, Director
(2)  Jane B. Doe, Director u/t/d 12/28/78.........................Jane B. Doe

Custodial or Estate Accounts

(1) John B. Smith, Cust. f/b/o John B. Smith, Jr.
     UGM/TMA....................................................John B. Smith
(2)  Estate of John B. Smith............................John B. Smith, Execut

                                    EXHIBIT A

                  FORM OF AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this 24th day of August 2004, by and between Profit Funds Investment Trust, a Massachusetts business trust, with its principal place of business at 8720 Georgia Avenue, Suite 808, Silver Spring, Maryland 20910 (the "Profit Trust"), with respect to its Profit Fund series (the "Acquiring Fund"), and The Lake Forest Funds, a Ohio business trust, with its principal place of business at 8720 Georgia Avenue, Suite 808, Silver Spring, Maryland 20910 (the "Lake Forest Trust"), with respect to its series the Lake Forest Core Equity Fund (the "Selling Fund").

     This Agreement is intended to be, and is adopted as, a plan of reorganization and liquidation within the meaning of Section 368(a)(1)(C) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of (i) the transfer of all of the assets of the Selling Fund in exchange for shares of beneficial interest of the Acquiring Fund (the "Acquiring Fund Shares"); (ii) the assumption by the Acquiring Fund of the identified liabilities of the Selling Fund; and (iii) the distribution, after the Closing Date hereinafter referred to, of the Acquiring Fund Shares pro rata to the shareholders of the Selling Fund in liquidation of the Selling Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

     WHEREAS, the Selling Fund and the Acquiring Fund are each a separate investment series of an open-end, registered investment company of the management type and the Selling Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

     WHEREAS, both Funds are authorized to issue their shares of beneficial interest;

     WHEREAS, the Trustees of the Profit Trust have determined that the exchange of all of the assets of the Selling Fund for Acquiring Fund Shares and the assumption of the identified liabilities of the Selling Fund by the Acquiring Fund on the terms and conditions hereinafter set forth are in the best interests of the Acquiring Fund and that the interests of the Acquiring Fund's existing shareholders will not be diluted as a result of the transactions contemplated herein;

     WHEREAS, the Trustees of the Lake Forest Trust have determined that the Selling Fund should exchange all of its assets and the identified liabilities for Acquiring Fund Shares on the terms and conditions herein set forth, that such exchange is in the best interests of the Selling Fund and that the interests of the Selling Fund's existing shareholders will not be diluted as a result of the transactions contemplated herein;

     NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

                                    ARTICLE I

             TRANSFER OF ASSETS OF THE SELLING FUND IN EXCHANGE FOR
            THE ACQUIRING FUND SHARES AND ASSUMPTION OF SELLING FUND
                 LIABILITIES AND LIQUIDATION OF THE SELLING FUND

     1.1 THE EXCHANGE. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Selling Fund agrees to transfer all of the Selling Fund's assets as set forth in paragraph 1.2 to the Acquiring Fund. The Acquiring Fund agrees in exchange therefore (i) to deliver to the Selling Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, computed in the manner and as of the time and date set forth in paragraphs 2.2 and 2.3; and (ii) to assume the identified liabilities of the Selling Fund, as set forth in paragraph 1.3. Such transactions shall take place on the Closing Date provided for in paragraph 3.1.

     1.2 ASSETS TO BE ACQUIRED. The assets of the Selling Fund to be acquired by the Acquiring Fund shall consist of all property, including, without limitation, all cash, securities, commodities, interests in futures and dividends or interest receivables, that is owned by the Selling Fund and any deferred or prepaid expenses shown as an asset on the books of the Selling Fund on the Closing Date.

     The Selling Fund has provided the Acquiring Fund with its most recent audited financial statements, which contain a list of all of Selling Fund's assets as of the date thereof. The Selling Fund hereby represents that as of the date of the execution of this Agreement there have been no changes in its financial position as reflected in said financial statements other than those occurring in the ordinary course of its business in connection with the purchase and sale of securities and the payment of its normal operating expenses. The Selling Fund reserves the right to sell any of such securities, but will not, without the prior written approval of the Acquiring Fund, acquire any additional securities other than securities of the type in which the Acquiring Fund is permitted to invest.

     The Acquiring Fund will, within a reasonable time prior to the Closing Date, furnish the Selling Fund with a list of the securities, if any, on the Selling Fund's list referred to in the second sentence of this paragraph that do not conform to the Acquiring Fund's investment objectives, policies, and restrictions. The Selling Fund will, within a reasonable period of time (not less than 30 days) prior to the Closing Date, furnish the Acquiring Fund with a list of its portfolio securities and other investments. In the event that the Selling Fund holds any investments that the Acquiring Fund may not hold, the Selling Fund, if requested by the Acquiring Fund, will dispose of such securities prior to the Closing Date. In addition, if it is determined that the Selling Fund and the Acquiring Fund portfolios, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Selling Fund, if requested by the Acquiring Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. Notwithstanding the foregoing, nothing herein will require the Selling Fund to dispose of any investments or securities if, in the reasonable judgment of the Selling Fund, such disposition would adversely affect the tax-free nature of the Reorganization or would violate the Selling Fund's fiduciary duty to its shareholders.

     1.3 LIABILITIES TO BE ASSUMED. The Selling Fund will endeavor to discharge prior to the Closing Date all of its known liabilities and obligations that are due and payable as of the Closing Date. The Acquiring Fund shall assume only those liabilities, expenses, costs, charges and reserves reflected on a Statement of Assets and Liabilities of the Selling Fund prepared on behalf of the Selling Fund, as of the Valuation Date (as defined in paragraph 2.1), in accordance with generally accepted accounting principles consistently applied from the prior audited period. The Acquiring Fund shall assume only those liabilities of the Selling Fund reflected in such Statement of Assets and Liabilities and shall not assume any other liabilities, whether absolute or contingent, known or unknown, accrued or unaccrued, all of which shall remain the obligation of the Selling Fund.

     In addition, upon completion of the Reorganization, for purposes of calculating the maximum amount of sales charges (including asset based sales charges) permitted to be imposed by the Acquiring Fund under the National Association of Securities Dealers, Inc. Conduct Rule 2830 ("Aggregate NASD Cap"), the Acquiring Fund will add to its Aggregate NASD Cap immediately prior to the Reorganization the Aggregate NASD Cap of the Selling Fund immediately prior to the Reorganization, in each case calculated in accordance with such Rule 2830.

     1.4 LIQUIDATION AND DISTRIBUTION. On or as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), (a) the Selling Fund will liquidate and distribute pro rata to the Selling Fund's shareholders of record, determined as of the close of business on the Valuation Date (the "Selling Fund Shareholders"), the Acquiring Fund Shares received by the Selling Fund pursuant to paragraph 1.1; and (b) the Lake Forest Trust will thereupon proceed to dissolve as set forth in paragraph 1.8 below. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Selling Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Selling Fund Shareholders and representing the respective pro rata number of the Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Selling Fund will simultaneously be canceled on the books of the Selling Fund. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

     1.5 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Shares of the Acquiring Fund will be issued in the manner described in the Prospectus/Proxy Statement (as defined in paragraph 4.1(o)) which has been distributed to shareholders of the Selling Fund.

     1.6 TRANSFER TAXES. Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Selling Fund shares on the books of the Selling Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

     1.7 REPORTING RESPONSIBILITY. Any reporting responsibility of the Selling Fund is and shall remain the responsibility of the Selling Fund up to and including the Closing Date and such later date on which the Selling Fund is terminated.

     1.8 TERMINATION. Following the Closing Date and the making of all distributions by the Selling Fund pursuant to paragraph 1.4, the Lake Forest Trust shall promptly take any and all actions necessary to terminate its existence, including, but not limited to, deregistering as an investment company under the Investment Company Act of 1940 and filing articles of dissolution in Ohio.



                                   ARTICLE II

                                    VALUATION

     2.1 VALUATION OF ASSETS. The value of the Selling Fund's assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of business on the New York Stock Exchange on the business day next preceding the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Profit Trust's Declaration of Trust and the Acquiring Fund's then current prospectus and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the parties.

     2.2 VALUATION OF SHARES. The net asset value per share of the Acquiring Fund Shares shall be the net asset value per share computed as of the close of business on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the Profit Trust's Declaration of Trust and the Acquiring Fund's then current prospectus and statement of additional information.

     2.3 SHARES TO BE ISSUED. The number of the Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Selling Fund's assets shall be determined by multiplying the shares outstanding of the Selling Fund by the ratio computed by dividing the net asset value per share of the Selling Fund by the net asset value per share of the Acquiring Fund determined in accordance with paragraph 2.2.

     2.4 DETERMINATION OF VALUE. All computations of value shall be made by Ultimus Fund Solutions, LLC in accordance with its regular practice in pricing the shares and assets of the Acquiring Fund.

                                   ARTICLE III

                            CLOSING AND CLOSING DATE

     3.1 CLOSING DATE. The closing of the Reorganization (the "Closing") shall take place on or about October 25, 2004 or such other date as the parties may agree to in writing (the "Closing Date"). All acts taking place at the Closing shall be deemed to take place simultaneously immediately prior to the opening of business on the Closing Date unless otherwise provided. The Closing shall be held as of 9:00 a.m. Eastern Time at the offices of the Profit Trust, or at such other time and/or place as the parties may agree.

     3.2 EFFECT OF SUSPENSION IN TRADING. In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Selling Fund shall be closed to trading or trading thereon shall be restricted; or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Selling Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

     3.3 TRANSFER AGENT'S CERTIFICATE. Unified Fund Services, LLC, as transfer agent for the Selling Fund, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Selling Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. Ultimus Fund Solutions, LLC, as transfer agent for the Acquiring Fund, shall deliver at the Closing a certificate as to the opening on the Acquiring Fund's share transfer books of accounts in the names of the Selling Fund Shareholders. The Acquiring Fund shall issue and deliver or cause Ultimus Fund Solutions, LLC to issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Lake Forest Trust or provide evidence satisfactory to the Selling Fund that such Acquiring Fund Shares have been credited to the Selling Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts and other documents as such other party or its counsel may reasonably request.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

     4.1 REPRESENTATIONS OF THE SELLING FUND. The Selling Fund represents and warrants to the Acquiring Fund as follows:

     (a) The Selling Fund is a separate investment series of a business trust duly organized, validly existing, and in good standing under the laws of the State of Ohio.

     (b) The Selling Fund is a separate investment series of a Ohio business trust that is registered as an investment company classified as a management company of the open-end type, and its registration with the Securities and Exchange Commission (the "Commission") as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), is in full force and effect.

     (c) The current prospectus and statement of additional information of the Selling Fund conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     (d) The Selling Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result, in violation of any provision of the Lake Forest Trust's Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Selling Fund is a party or by which it is bound.

     (e) The Selling Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date, except for liabilities, if any, to be discharged or reflected in the Statement of Assets and Liabilities as provided in paragraph 1.3 hereof.

     (f) Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Selling Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Selling Fund to carry out the transactions contemplated by this Agreement. The Selling Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

     (g) The audited financial statements of the Selling Fund at February 29, 2004 have been prepared in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Selling Fund as of such date, and there are no known contingent liabilities of the Selling Fund as of such date not disclosed therein.

     (h) Since February 29, 2004 there has not been any material adverse change in the Selling Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Selling Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (h), a decline in the net asset value of the Selling Fund shall not constitute a material adverse change.

     (i) At the Closing Date, all federal and other tax returns and reports of the Selling Fund required by law to have been filed by such date shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid, or provision shall have been made for the payment thereof. To the best of the Selling Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

     (j) For each fiscal year of its operation, the Selling Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has distributed in each such year substantially all net investment income and realized capital gains.

     (k) All issued and outstanding shares of the Selling Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Selling Fund. All of the issued and outstanding shares of the Selling Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.3. The Selling Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any of the

Selling Fund shares, nor any security convertible into any of the Selling Fund shares.

     (l) At the Closing Date, the Selling Fund will have good and marketable title to the Selling Fund's assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2 and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, and, upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund and accepted by the Acquiring Fund.

     (m) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Selling Fund and, subject to approval by the Selling Fund's shareholders, this Agreement constitutes a valid and binding obligation of the Selling Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

     (n) The information furnished by the Selling Fund to the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

     (o) The prospectus, which includes the proxy statement of the Selling Fund (the "Prospectus/Proxy Statement"), all of which will be included in a Registration Statement on Form N-14 of the Acquiring Fund (the "Registration Statement"), in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act in connection with the meeting of the shareholders of the Selling Fund to approve this Agreement and the transactions contemplated hereby, insofar as it relates to the Lake Forest Trust or the Selling Fund, does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

     4.2 REPRESENTATIONS OF THE ACQUIRING FUND. The Acquiring Fund represents and warrants to the Selling Fund as follows:

     (a) The Acquiring Fund is a separate investment series of a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts.

     (b) The Acquiring Fund is a separate investment series of a Massachusetts business trust that is registered as an investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect.

     (c) The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     (d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in violation of the Profit Trust's Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

     (e) Except as otherwise disclosed in writing to the Selling Fund and accepted by the Selling Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition and the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

     (f) The audited financial statements of the Acquiring Fund at September 30, 2003 have been prepared in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Selling Fund) fairly reflect the financial condition of the Acquiring Fund as of such date, and there are no known contingent liabilities of such date not disclosed therein.

     (g) Since September 30, 2003 there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Selling Fund. For the purposes of this subparagraph (g), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

     (i) At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such date shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid, or provision shall have been made for the payment thereof. To the best of the Acquiring Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

     (j) For each fiscal year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has distributed in each such year all net investment income and realized capital gains.

     (k) All issued and outstanding Acquiring Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. The Acquiring Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquiring Fund

Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

     (l) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

     (m) The Acquiring Fund Shares to be issued and delivered to the Selling Fund, for the account of the Selling Fund Shareholders, pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable.

     (n) The information furnished by the Acquiring Fund to the Selling Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

     (o) The Acquiring Fund has provided the Selling Fund with information reasonably necessary for the preparation of the Prospectus/Proxy Statement. The Prospectus/Proxy Statement, insofar as its relates to the Profit Trust or the Acquiring Fund, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

     (p) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

                                    ARTICLE V

              COVENANTS OF THE ACQUIRING FUND AND THE SELLING FUND

     5.1 OPERATION IN ORDINARY COURSE. The Acquiring Fund and the Selling Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions.

     5.2 INVESTMENT REPRESENTATION. The Selling Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

     5.3 APPROVAL BY SHAREHOLDERS. The Lake Forest Trust will call a meeting of the shareholders of the Selling Fund to act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

     5.4 ADDITIONAL INFORMATION. The Selling Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Selling Fund shares.

     5.5 FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and the Selling Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

     5.6 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within sixty days after the Closing Date, the Selling Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Selling Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and which will be reviewed by Briggs, Bunting & Dougherty, LLP and certified by the Lake Forest Trust's President and Treasurer.

                                   ARTICLE VI

             CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SELLING FUND

     The obligations of the Selling Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

     6.1 All representations, covenants, and warranties of the Acquiring Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Acquiring Fund shall have delivered to the Selling Fund a certificate executed in its name by a duly authorized officer of the Profit Trust, in form and substance reasonably satisfactory to the Selling Fund and dated as of the Closing Date, to such effect and as to such other matters as the Selling Fund shall reasonably request.

     6.2 The Selling Fund shall have received on the Closing Date an opinion from Sullivan & Worcester LLP, counsel to the Acquiring Fund, dated as of the Closing Date, in a form reasonably satisfactory to the Selling Fund, covering the following points:

     (a) The Acquiring Fund is a separate investment series of a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has the power to own all of its properties and assets and, to the knowledge of Sullivan and Worcester LLP, to carry on its business as presently conducted.

     (b) The Acquiring Fund is a separate investment series of a Massachusetts business trust registered as an investment company under the 1940 Act, and, to such counsel's knowledge, such registration with the Commission as an investment company under the 1940 Act is in full force and effect.

     (c) This Agreement has been duly authorized, executed, and delivered by the Acquiring Fund and, assuming due authorization, execution and delivery of this Agreement by the Selling Fund, is a valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights generally and to general equity principles.

     (d) Assuming that a consideration therefore not less than the net asset value thereof has been paid, the Acquiring Fund Shares to be issued and delivered to the Selling Fund on behalf of the Selling Fund Shareholders as provided by this Agreement are duly authorized and upon such delivery will be legally issued and outstanding and fully paid and non-assessable, and no shareholder of the Acquiring Fund has any preemptive rights in respect thereof.

     (e) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the Commonwealth of Massachusetts is required for consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and as may be required under state securities laws.

     (f) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Profit Trust's Declaration of Trust or By-Laws or a material violation of any provision of any material agreement, indenture, instrument, contract, lease or other undertaking (in each case known to such counsel) to which the Acquiring Fund is a party or by which it or any of its properties may be bound or to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment, or decree to which the Acquiring Fund is a party or by which it is bound.

     (g) Only insofar as they relate to the Acquiring Fund, the descriptions in the Prospectus/Proxy Statement of statutes, legal and governmental proceedings and material contracts, if any, are accurate and fairly present the information required to be shown.

     (h) Such counsel does not know of any legal or governmental proceedings, only insofar as they relate to the Acquiring Fund, existing on or before the effective date of the Registration Statement or the Closing Date required to be described in the Registration Statement or to be filed as exhibits to the Registration Statement which are not described or filed as required.

     (i) To the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Fund or any of its properties or assets and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business, other than as previously disclosed in the Registration Statement.

     Such counsel shall also state that they have participated in conferences with officers and other representatives of the Acquiring Fund at which the contents of the Prospectus/Proxy Statement and related matters were discussed and, although they are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Prospectus/Proxy Statement (except to the extent indicated in paragraph (g) of their above opinion), on the basis of the foregoing (relying as to materiality to a large extent upon the opinions of the Profit Trust's officers and other representatives of the Acquiring Fund), no facts have come to their attention that lead them to believe that the Prospectus/Proxy Statement as of its date, as of the date of the meeting of the shareholders of the Selling Fund, and as of the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein regarding the Acquiring Fund or necessary, in the light of the circumstances under which they were made, to make the statements therein regarding the Acquiring Fund not misleading. Such opinion may state that such counsel does not express any opinion or belief as to the financial statements or any financial or statistical data, or as to the information relating to the Selling Fund, contained in the Prospectus/Proxy Statement or the Registration Statement, and that such opinion is solely for the benefit of the Lake Forest Trust and the Selling Fund.

     Such opinion shall contain such assumptions and limitations as shall be in the opinion of Sullivan & Worcester LLP appropriate to render the opinions expressed therein.

     In this paragraph 6.2, references to the Prospectus/Proxy Statement include and relate to only the text of such Prospectus/Proxy Statement and not to any exhibits or attachments thereto or to any documents incorporated by reference therein.

                                   ARTICLE VII

            CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

     The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Selling Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

     7.1 All representations, covenants, and warranties of the Selling Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Selling Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by a duly authorized officer of the Lake Forest Trust, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

     7.2 The Selling Fund shall have delivered to the Acquiring Fund a statement of the Selling Fund's assets and liabilities, together with a list of the Selling Fund's portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer or Assistant Treasurer of the Lake Forest Trust.

     7.3 The Acquiring Fund shall have received on the Closing Date an opinion of Seyfarth Shaw LLP, counsel to the Selling Fund, in a form reasonably satisfactory to the Acquiring Fund covering the following points:

     (a) The Selling Fund is a separate investment series of a business trust duly organized, validly existing and in good standing under the laws of the State of Ohio and has the power to own all of its properties and assets and, to the knowledge of Seyfarth Shaw LLP, to carry on its business as presently conducted.

     (b) The Selling Fund is a separate investment series of a Ohio business trust registered as an investment company under the 1940 Act, and, to such counsel's knowledge, such registration with the Commission as an investment company under the 1940 Act is in full force and effect.

     (c) This Agreement has been duly authorized, executed and delivered by the Selling Fund and, assuming due authorization, execution, and delivery of this Agreement by the Acquiring Fund, is a valid and binding obligation of the Selling Fund enforceable against the Selling Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and to general equity principles.

     (d) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Ohio is required for consummation by the Selling Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and as may be required under state securities laws.

     (e) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Lake Forest Trust's Declaration of Trust or By-laws, or a material violation of any provision of any material agreement, indenture, instrument, contract, lease or other undertaking (in each case known to such counsel) to which the Selling Fund is a party or by which it or any of its properties may be bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment, or decree to which the Selling Fund is a party or by which it is bound.

     (f) Only insofar as they relate to the Selling Fund, the descriptions in the Prospectus/Proxy Statement of statutes, legal and government proceedings and material contracts, if any, are accurate and fairly present the information required to be shown.

     (g) Such counsel does not know of any legal or governmental proceedings, only insofar as they relate to the Selling Fund, existing on or before the effective date of the Registration Statement or the Closing Date required to be described in the Registration Statement or to be filed as exhibits to the Registration Statement which are not described or filed as required.

     (h) To the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Selling Fund or any of its properties or assets and the Selling Fund is neither a party to nor subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business other than as previously disclosed in the Prospectus/Proxy Statement.

     (i) Assuming that a consideration therefore of not less than the net asset value thereof has been paid, and assuming that such shares were issued in accordance with the terms of the Selling Fund's registration statement, or any amendment thereto, in effect at the time of such issuance, all issued and outstanding shares of the Selling Fund are legally issued and fully paid and non-assessable.

     Such counsel shall also state that they have participated in conferences with officers and other representatives of the Selling Fund at which the contents of the Prospectus/Proxy Statement and related matters were discussed and, although they are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Prospectus/Proxy Statement (except to the extent indicated in paragraph (f) of their above opinion), on the basis of the foregoing (relying as to materiality to a large extent upon the opinions of the Lake Forest Trust's officers and other representatives of the Selling Fund), no facts have come to their attention that lead them to believe that the Prospectus/Proxy Statement as of its date, as of the date of the meeting of the shareholders of the Selling Fund, and as of the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein regarding the Selling Fund or necessary, in the light of the circumstances under which they were made, to make the statements therein regarding the Selling Fund not misleading. Such opinion may state that such counsel does not express any opinion or belief as to the financial statements or any financial or statistical data, or as to information relating to the Acquiring Fund, contained in the Prospectus/Proxy Statement or Registration Statement, and that such opinion is solely for the benefit of the Profit Trust and the Acquiring Fund.

     Such opinion shall contain such other assumptions and limitations as shall be in the opinion of Seyfarth Shaw LLP appropriate to render the opinions expressed therein.

     In this paragraph 7.3, references to the Prospectus/Proxy Statement include and relate to only the text of such Prospectus/Proxy Statement and not to any exhibits or attachments thereto or to any documents incorporated by reference therein.

                                  ARTICLE VIII

          FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING
                            FUND AND THE SELLING FUND

     If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Selling Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

     8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Selling Fund in accordance with the provisions of the Lake Forest Trust's Declaration of Trust and By-Laws and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Selling Fund may waive the conditions set forth in this paragraph 8.1.

     8.2 On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act and no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

     8.3 All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky securities authorities, including any necessary "no-action" positions of and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Selling Fund, provided that either party hereto may for itself waive any of such conditions.

     8.4 No stop orders suspending the effectiveness of the Registration Statement shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

     8.5 The Selling Fund shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the Selling Fund Shareholders all of the Selling Fund's net investment company taxable or tax exempt income for all taxable periods ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid) and all of the net capital gains realized in all taxable periods ending on or prior to the Closing Date (after reduction for any capital loss carryforward).

     8.6 The parties shall have received a favorable opinion of Sullivan & Worcester LLP addressed to the Acquiring Fund and the Selling Fund substantially to the effect that for federal income tax purposes:

     (a) The transfer of all of the Selling Fund assets solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the identified liabilities of the Selling Fund followed by the distribution of the Acquiring Fund Shares pro rata to the Selling Fund Shareholders in liquidation of the Selling Fund will constitute a "reorganization" within the meaning of
Section 368(a)(1)(C) of the Code and the Acquiring Fund and the Selling Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code.

     (b) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Selling Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the identified liabilities of the Selling Fund.

     (c) No gain or loss will be recognized by the Selling Fund upon the transfer of the Selling Fund assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the identified liabilities of the Selling Fund or upon the distribution (whether actual or constructive) of the Acquiring Fund Shares to Selling Fund Shareholders in exchange for their shares of the Selling Fund.

     (d) No gain or loss will be recognized by the Selling Fund Shareholders upon the exchange of their Selling Fund shares for the Acquiring Fund Shares in liquidation of the Selling Fund.

     (e) The aggregate tax basis of the Acquiring Fund Shares received by each Selling Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Selling Fund shares held by such shareholder immediately prior to the Reorganization, and the holding period of the Acquiring Fund Shares received by each Selling Fund Shareholder will include the period during which the Selling Fund shares exchanged therefore were held by such shareholder (provided the Selling Fund shares were held as capital assets on the date of the Reorganization).

     (f) The tax basis of the Selling Fund assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Selling Fund immediately prior to the Reorganization, and the holding period of the assets of the Selling Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Selling Fund.

     Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Selling Fund may waive the conditions set forth in this paragraph 8.6.

                                   ARTICLE IX

                                    EXPENSES

     9.1 Except as otherwise provided for herein, expenses of the transactions contemplated by this Agreement incurred by the Selling Fund and the Acquiring Fund, whether incurred before or after the date of this will be borne by Profit Investment Management. Such expenses include, without limitation, (a) expenses associated with the preparation of the Registration Statement under the 1933 Act covering the Acquiring Fund Shares to be issued pursuant to the provisions of this Agreement; (b) postage; (c) printing; (d) legal fees incurred by the Lake Forest Trust or the Selling Fund in connection with this Agreement and the transactions contemplated thereby; and (e) solicitation costs of the transaction; (f) legal fees incurred by the Profit Trust or the Acquiring Fund in connection with this Agreement and the transactions contemplated thereby; (g) expenses associated with the filing of the Registration Statement under the 1933 Act covering the Acquiring Fund Shares to be issued pursuant to the provisions of this Agreement; (h) registration or qualification fees and expenses of preparing and filing such forms as are necessary under applicable state securities laws to qualify the Acquiring Fund Shares to be issued in connection herewith in each state in which the Selling Fund Shareholders are resident as of the date of the mailing of the Prospectus/Proxy Statement to such shareholders; and (i) any accounting or tax fees incurred by Profit Investment Management for the preparation of the tax opinion required by Section 8.6 of this Agreement.

                                    ARTICLE X

                    ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

     10.1 The Acquiring Fund and the Selling Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

     10.2 The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.

                                   ARTICLE XI

                                   TERMINATION

     11.1 This Agreement may be terminated by the mutual agreement of the Acquiring Fund and the Selling Fund. In addition, either the Acquiring Fund or the Selling Fund may at its option terminate this Agreement at or prior to the Closing Date because:

     (a) of a breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date, if not cured within 30 days; or

     (b) a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

     11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of either the Acquiring Fund, the Selling Fund, the Profit Trust, the Lake Forest Trust, or the respective Trustees or officers, to the other party, but each shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement as provided in paragraph 9.1.

                                   ARTICLE XII

                                   AMENDMENTS

     12.1 This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Selling Fund and the Acquiring Fund; provided, however, that following the meeting of shareholders of the Selling Fund pursuant to paragraph 5.3 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Selling Fund Shareholders under this Agreement to the detriment of such Shareholders without their further approval.


                                  ARTICLE XIII

               HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
                             LIMITATION OF LIABILITY

     13.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     13.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Ohio, without giving effect to the conflicts of laws provisions thereof; provided, however, that the due authorization, execution and delivery of this Agreement, in the case of the Acquiring Fund, shall be governed and construed in accordance with the laws of the Commonwealth of Massachusetts without giving effect to the conflicts of laws provisions thereof.

     13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     13.5 With respect to both the Lake Forest Trust and the Profit Trust, the names used herein refer respectively to the trust created and, as the case may be, the Trustees, as trustees but not individually or personally, acting from time to time under organizational documents filed in Massachusetts, in the case of the Profit Trust, and Ohio, in the case of the Lake Forest Trust, which are hereby referred to and are also on file at the principal offices of the Lake Forest Trust or, as the case may be, the Profit Trust. The obligations of the Lake Forest Trust or of the Profit Trust entered into in the name or on behalf thereof by any of the Trustees, representatives or agents of the Lake Forest Trust or the Profit Trust, as the case may be, are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders or representatives of the Lake Forest Trust or, as the case may be, the Lake Forest Trust personally, but bind only the trust property, and all persons dealing with the Selling Fund or the Acquiring Fund must look solely to the trust property belonging to the Selling Fund or, as the case may be, the Acquiring Fund for the enforcement of any claims against the Selling Fund or, as the case may be, the Acquiring Fund.

                         [Signatures on following page]

     IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.


                                        THE LAKE FOREST FUNDS ON BEHALF OF
                                        THE LAKE FOREST CORE EQUITY FUND


                                        By:  ___________________________

                                        Name: _________________________

                                                Authorized Officer



                                        PROFIT FUNDS INVESTMENT TRUST ON
                                        BEHALF OF PROFIT FUND


                                        By:  ____________________________

                                        Name:    __________________________

                                                   Authorized Officer

                                                                   EXHIBIT B

                   Management's Discussion of Fund Performance




November 19, 2003

Letter to Shareholders

Dear Profit Value Fund Shareholder:


     Over the past year the market has rebounded from a period of the worst stock market performance since the 1970's. The economic recession, which we believe ended late last year, caused investors to continue to discount stock prices into early 2003. The 2nd quarter started with renewed optimism, as the markets first responded to the Iraq war's brevity, and then to the renewed hope that stocks were inexpensive compared to other asset classes. In spite of high unemployment, the economy has started to move upwards as GDP growth and other economic indicators such as manufacturing and inventory levels are displaying that the US economy is starting to grow again. The economic information is being reflected in higher corporate earnings as a majority of companies have announced upward earnings improvements compared to last year.

     For the fiscal year ended September 30th, 2003, the Profit Value Fund closed at a net asset value of $15.41 per share. The Fund's total return is 30.04% over the trailing twelve months as compared to the S&P 500 Index of 24.40% which reflects the strong optimism of the investors in the market. The Fund's positive return and out-performance was based on strong stock selection over the market cycle.

     This positive move by the Fund over the past year was established last year when we were optimistic about quality companies that were selling for far less than their true value. A strong correlation that can explain our out-performance can be attributed to the recovery that is underway by the economy. As we mentioned last year, we believed that the contraction in spending would cease and that growth would pick up as companies, after a challenging last year with a combination of a recession and corporate scandals, would be focused on growth of their businesses. Our focus last year was on the technology companies because we believed that the technology sector was an important sector in the US economy. We highlighted one stock in particular, which was Symantec. Our belief with this stock was that IT departments would be selective in the protecting of their existing infrastructures. This company, we believe, was in a position to benefit from this continued effort by companies to improve their technology. Combined with this effort, Symantec was able to institute a price increase which further demonstrates their value added in the market. Since our purchase last year, we have had a 62% increase in the value of the stock and year to date the return is over 52%.

     Also, we have been able to purchase quite a number of companies that based on our valuation were inexpensive towards the end of 2002. Some of the purchases we have added to the portfolio include: Cytyc Corporation, Polaris Industries, Comcast and Corning. Our selection of these companies was based on our strong fundamental research that these companies, despite the slow recovery, continued to have a distinctive business plan that would benefit early in the recovery. As the recovery has moved faster than expected, we are in the process of trimming some of our positions in technology and healthcare because we believe the prices have reached our valuation measures.

     In summary the factors that we believe that have driven the strong outperformance during fiscal year 2003 have been:

     1.   Rotation from bonds to stocks as yields on bonds continue to rise.

     2.   The market is recognizing earnings recovery for most companies.

     3. Despite hints of rising interest rates, rates continue to be at a 40 year low.

     4. Although the Iraq war was quick and our occupation has been mired in a guerilla conflict, the markets are relieved that the move into Iraq was over and oil prices have stabilized

     5. GDP growth continues to be strong over the past 2 quarters, which is encouraging news for investors that the economic rebound might be sustainable.

     6. Mutual fund scandals have replaced the corporate scandals but they had limited impact on the markets since investors continue to invest in the market.

     7.   Technology stocks are again the top-performing sector.

     The current market levels have risen above our calculated fundamental valuation. Prices for stocks may be currently trading at a slight premium. As mentioned earlier, we began trimming some names in the Fund to protect the gains we have made and also searching for new names to add. Sectors that we are looking at are the consumer discretionary and telecommunications. We believe that as companies continue to lower their cost structures in these sectors, they are poised for growth as the economy continues to grow. We also believe that a consolidation in the industry is possible which could lead to higher margins for these companies. Some of the names we hold, such as Comcast and Verizon, are market leaders in their industries and are examples of stocks that we believe could be a benefit to the Fund.

     As the economy continues to strengthen, we believe that interest rates will rise which could affect stocks such as homebuilders and financials. We believe that despite the recovery, growth in the homebuilders could be slowed if the Federal Reserve raises interest rates to cool the economy.

     As long-term investors, we believe that the market has returned to the roots of its foundation: trading based on fundamental analysis and not on hype. Companies that will perform well over the next year or two will be companies that have positive earnings through organic growth and not through acquisitions or hype of potential profits in the distant future. We also believe that the recent corporate governance regulations have provided investors the comfort they need to feel secure in investing in the public markets and that the information provided is credible. We believe the companies in the Profit Value Fund are companies that have not only shown leadership in their business strategy but have recognized the importance of putting the investor first in the information provided.

     Looking ahead at the recent concerns with mutual fund scandals, we believe once again that the recent revelations and pursuit by governing authorities to be a great thing for our industry. Our business is about trust and we believe that once these issues are behind us, investors will take comfort with investing in mutual funds. With the recent revelations about many mutual funds having violated the law on after hour trading of their funds, we at Profit Funds have never engaged in these types of transactions. We believe that as long-term investors such transactions should be prohibited from occurring with our Fund. Investors in our Fund should be investing for the long term and avoiding timing the market. We believe that a consistent approach to investing, regardless of the market environment is the most beneficial method of investing.

     Finally, the Profit Value Fund has reached agreement with the Kenwood Growth and Income Fund to merge the assets of that fund into the Profit Value Fund. We are excited by this transaction as it gives more investors the opportunity to experience the benefits of the Profit Investment Management style of investing. We anticipate closing this transaction before the end of 2003.

     We would like to take the opportunity to express our sincere appreciation to our valued and growing family of shareholders, for entrusting your assets to our care and your continued belief in the Profit Value investment style. We look forward to serving your investment needs for many years to come.


Sincerely,

/s/ Eugene A. Profit

Eugene A. Profit
President


                                           PROFIT VALUE FUND

           COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE PROFIT VALUE FUND
                                 VERSUS THE STANDARD & POOR'S 500 INDEX


                 PROFIT VALUE FUND                                         S&P 500 INDEX
                 -----------------                                         -------------
      11/15/96                         9,600                   11/15/96                      10,000
      12/31/96          2.40%          9,830                   12/31/96       0.92%          10,092
      03/31/97          1.86%         10,013                   03/31/97       2.68%          10,362
      06/30/97         11.70%         11,184                   06/30/97      17.46%          12,172
      09/30/97         10.56%         12,365                   09/30/97       7.49%          13,084
      12/31/97         -1.75%         12,149                   12/31/97       2.87%          13,459
      03/31/98          8.87%         13,226                   03/31/98      13.95%          15,337
      06/30/98          1.10%         13,372                   06/30/98       3.30%          15,843
      09/30/98         -8.06%         12,294                   09/30/98      -9.95%          14,267
      12/31/98         30.98%         16,102                   12/31/98      21.30%          17,306
      03/31/99         13.16%         18,222                   03/31/99       4.98%          18,168
      06/30/99         -0.05%         18,213                   06/30/99       7.05%          19,449
      09/30/99         -3.79%         17,522                   09/30/99      -6.24%          18,235
      12/31/99         17.28%         20,551                   12/31/99      14.88%          20,947
      03/31/00          9.00%         22,401                   03/31/00       2.29%          21,426
      06/30/00         -2.69%         21,798                   06/30/00      -2.66%          20,856
      09/30/00          1.41%         22,106                   09/30/00      -0.97%          20,654
      12/31/00        -10.95%         19,685                   12/31/00      -7.82%          19,039
      03/31/01         -9.32%         17,850                   03/31/01     -11.86%          16,781
      06/30/01          7.09%         19,116                   06/30/01       5.85%          17,763
      09/30/01        -20.64%         15,170                   09/30/01     -14.68%          15,155
      12/31/01         16.06%         17,607                   12/31/01      10.69%          16,775
     3/31/2002         -1.32%         17,374                  3/31/2002       0.27%          16,820
     6/30/2002        -13.72%         14,990                  6/30/2002     -13.40%          14,566
     9/30/2002        -16.61%         12,500                  9/30/2002     -17.28%          12,049
    12/31/2002          6.08%         13,261                 12/31/2002       8.44%          13,065
     3/31/2003         -1.27%         13,092                  3/31/2003      -3.15%          12,653
     6/30/2003         17.24%         15,349                  6/30/2003      15.39%          14,601
     9/30/2003          5.91%         16,256                  9/30/2003       2.65%          14,988
    12/31/2003         10.06%         17,892                 12/31/2003      12.17%          16,812
    03/31/2004          3.30%         18,482                 03/31/2004       1.69%          17,096


------------------------------------------
           PROFIT VALUE FUND
    AVERAGE ANNUAL TOTAL RETURNS(a)
  (FOR PERIODS ENDED MARCH 31, 2004)

 1 YEAR   5 YEARS   SINCE INCEPTION(b)
 ------   -------   ------------------
 41.18%    0.28%          9.29%
------------------------------------------


Past performance is not predictive of future performance.


(a) The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)  Initial public offering of shares commenced on November 15, 1996.

                       STATEMENT OF ADDITIONAL INFORMATION

                            Dated September 30, 2004

          Relating to the acquisition of the assets and liabilities of
                        THE LAKE FOREST CORE EQUITY FUND
                                   a series of
                              THE LAKE FOREST FUNDS
                         8720 Georgia Avenue, Suite 808
                          Silver Spring, Maryland 20910
                                 1-888-335-6629

             by and in exchange for shares of beneficial interest of
                                   PROFIT FUND
                                   a series of
                          PROFIT FUNDS INVESTMENT TRUST
                         8720 Georgia Avenue, Suite 808
                            Baltimore, Maryland 20910
                                 1-888-744-2337

This Statement of Additional Information is not a prospectus but should be read in conjunction with the Combined Proxy Statement/Prospectus September 30, 2004(the "Combined Proxy Statement/Prospectus") for the Special Meeting of the Lake Forest Core Equity Fund (the Lake Forest Fund), a series of The Lake Forest Funds (the "Lake Forest Funds") to be held on October 22, 2004. Copies of the combined Proxy Statement/Prospectus may be obtained at no charge by writing The Lake Forest Funds, 8720 Georgia Avenue, Suite 808, Silver Spring, Maryland 20910 or calling The Lake Forest Funds at 1-888-744-2337.

Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Combined Proxy Statement/Prospectus.

This Statement of Additional Information consists of the information set forth below pertaining to the Profit Fund ("Profit Fund") and the following described documents, each of which is attached hereto and incorporated by reference:

1) The Profit Fund's Statement of Additional Information dated February 1, 2004, as supplemented through the date hereof.

2) The Lake Forest Fund's Statement of Additional Information dated September 6, 2004, as supplemented through the date hereof.

3) The Annual Report for the fiscal year ended February 29, 2004 for the Lake Forest Fund.

4) The Annual Report for the fiscal year ended September 30, 2003 and the Semi-Annual Report for the semi-annual period ended March 31, 2004 for the Profit Fund.

5) The pro forma financial statements dated as of March 31, 2004, which give effect to the acquisition of the assets and certain identified liabilities of Lake Forest Fund by and in exchange for shares of the Profit Fund.

GENERAL INFORMATION

The Reorganization contemplates the transfer of substantially all of the assets and certain identified liabilities of the Lake Forest Fund to the Profit Fund in exchange for shares of the Profit Fund. The shares issued by the Profit Fund will have an aggregate value equal to the aggregate value of the shares of the Lake Forest Fund that were outstanding immediately before the effective time of the Reorganization.

After the transfer of substantially all of the assets and the certain identified liabilities in exchange for Profit Fund shares, the Lake Forest Fund will distribute the shares to its shareholders in liquidation of the Lake Forest Trust. Each shareholder owning shares of the Lake Forest Fund at the effective time of the Reorganization will receive shares from the Profit Fund of equal value, and will receive any unpaid dividends or distributions that were declared before the effective time of the Reorganization on shares of the Lake Forest Fund. The Profit Fund will establish an account for each former shareholder of the Lake Forest Fund reflecting the appropriate number of shares distributed to the shareholder. Upon completion of the Reorganization, all outstanding shares of the Lake Forest Fund will have been redeemed and cancelled in exchange for shares distributed by the Profit Fund. Once the Reorganization and liquidation are completed, the Lake Forest Trust will wind up its affairs and be deregistered as an investment company under the 1940 Act and terminated under Ohio law.

PRO FORMA COMBINED FINANCIAL STATEMENTS

The pro forma financial statements which give effect to the acquisition of the assets of Lake Forest Fund by and in exchange for shares of Profit Fund are attached hereto. The pro forma financial statements have been presented as if the proposed Reorganization had taken place on March 31, 2004. The Profit Fund will be considered the accounting survivor for financial statement purposes.

For  further   information  about  the  transaction,   see  the  Combined  Proxy
Statement/Prospectus dated September 30, 2004 for the Special Meeting held on October 22, 2004.

                          PROFIT FUNDS INVESTMENT TRUST

                       STATEMENT OF ADDITIONAL INFORMATION


                                 THE PROFIT FUND

                                February 1, 2004


                                TABLE OF CONTENTS
                                -----------------

                                                                            Page
                                                                            ----
The Trust ................................................................    2
Investment Policies and Risk Considerations ..............................    3
Investment Limitations ...................................................    9
Trustees and Officers ....................................................   10
The Investment Adviser ...................................................   13
The Distributor ..........................................................   14
Distribution Plan ........................................................   15
Transfer Agent............................................................   16
Principal Security Holders................................................   17
Custodian ................................................................   17
Auditors .................................................................   17
Legal Counsel ............................................................   17
Securities Transactions ..................................................   17
Code of Ethics............................................................   18
Proxy Voting Policies.....................................................   18
Portfolio Turnover .......................................................   18
Calculation of Share Price and Public Offering Price .....................   19
Other Purchase Information ...............................................   19
Taxes ....................................................................   20
Redemption in Kind .......................................................   23
Historical Performance Information .......................................   23
Financial Statements......................................................   25
Appendix A: Description of Ratings........................................   26
Appendix B: Proxy Voting Policies and Procedures..........................   29

     This Statement of Additional Information supplements the Prospectus offering shares of The Profit Fund (the "Fund"). The Fund is a series of Profit Funds Investment Trust, a registered open-end, diversified management investment company. This Statement of Additional Information, which is incorporated by reference in its entirety into the Prospectus, should be read only in conjunction with the Prospectus of the Fund, dated February 1, 2004, as it may from time to time be revised.

     Because this Statement of Additional Information is not a prospectus, no investment in shares of the Fund should be made solely on the basis of the information contained herein. It should be read in conjunction with the Prospectus of the Fund. A copy of the Fund's Prospectus may be obtained by writing the Fund at 135 Merchant Street, Suite 230, Cincinnati, Ohio 45246, or by calling the Fund toll-free at 888-744-2337. Capitalized terms used but not defined herein have the same meaning as in the Prospectus.

THE TRUST
---------

     Profit Funds Investment Trust (the "Trust"), an open-end, diversified management investment company, was organized as a Massachusetts business trust on June 14, 1996. The Trust currently offers one series of shares to investors, The Profit Fund (the "Fund").

     Each share of the Fund represents an equal proportionate interest in the assets and liabilities belonging to the Fund with each other share of the Fund and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of the Fund into a greater or lesser number of shares so long as the proportionate beneficial interest in the assets belonging to the Fund are in no way affected. In case of any liquidation of the Fund, the holders of shares of the Fund will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to the Fund. No shareholder is liable to further calls or to assessment by the Fund without his express consent.

     Shares of the Fund have equal voting rights and liquidation rights. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned. The Fund is not required to hold annual meetings of shareholders. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon the removal of any Trustee when requested to do so in writing by shareholders holding 10% or more of the Trust's outstanding shares. The Trust will comply with the provisions of Section 16(c) of the Investment Company Act of 1940 (the "1940 Act") in order to facilitate communications among shareholders.

     Under Massachusetts law, under certain circumstances, shareholders of a Massachusetts business trust could be deemed to have the same type of personal liability for the obligations of the Trust as does a partner of a partnership. However, numerous investment companies registered under the 1940 Act have been formed as Massachusetts business trusts and the Trust is not aware of any instance where such result has occurred. In addition, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Agreement and Declaration of Trust also provides for the indemnification out of the Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Moreover, it provides that the Trust will, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. As a result, and particularly because the Trust assets are readily marketable and ordinarily substantially exceed liabilities, management believes that the risk of shareholder liability is slight and limited to circumstances in which the Trust itself would be unable to meet its obligations. Management believes that, in view of the above, the risk of personal liability is remote.

     The name "PROFIT" is derived from Eugene A. Profit, the founder and principal shareholder of Profit Investment Management, the investment adviser of the Fund. "PROFIT" is not intended to be an indication of the investment objective and policies of the Fund.

INVESTMENT POLICIES AND RISK CONSIDERATIONS
-------------------------------------------

     The investment objective of the Fund is to provide investors with a long-term total return, consistent with the preservation of capital and maintenance of liquidity. The Fund's investment objective may be changed by the Board of Trustees without shareholder approval, but only after shareholders have been notified.

     A more detailed discussion of some of the investment policies and strategies of the Fund appears below. Unless otherwise indicated, all investment practices and limitations of the Fund are nonfundamental policies which may be changed by the Board of Trustees without shareholder approval.

     COMMERCIAL PAPER. Commercial paper consists of short-term (usually from one to two hundred and seventy days) unsecured promissory notes issued by corporations in order to finance their current operations. The Fund will only invest in commercial paper rated in one of the two highest categories by either Moody's Investors Service, Inc. (Prime-1 or Prime-2) or Standard & Poor's Ratings Group (A-1 or A-2) or, if unrated, which the Adviser determines to be of equivalent quality in accordance with guidelines established by the Board of Trustees. Certain notes may have floating or variable rates. Variable and floating rate notes with a demand notice period exceeding seven days will be subject to the Fund's restriction on illiquid investments (see "Investment Limitations") unless, in the judgment of the Adviser, pursuant to guidelines established by the Board of Trustees, such note is considered to be liquid.

     The rating of Prime-1 is the highest commercial paper rating assigned by Moody's Investors Service, Inc. Among the factors considered by Moody's in assigning ratings are the following: valuation of the management of the issuer; economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; evaluation of the issuer's products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; and the financial strength of the parent company and the relationships which exist with the issuer. These factors are all considered in determining whether the commercial paper is rated Prime-1 or Prime-2. Commercial paper rated A-1 (highest quality) by Standard & Poor's Ratings Group has the following characteristics: liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated "A" or better, although in some cases "BBB" credits may be allowed; the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; typically, the issuer's industry is well established and the issuer has a strong position within the industry; and the reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1 or A-2.

     BANK DEBT INSTRUMENTS. Bank debt instruments in which the Fund may invest consist of certificates of deposit, bankers' acceptances and time deposits issued by national banks and state banks, trust companies and mutual savings banks, or banks or institutions the accounts of which are insured by the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation. Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from fourteen days to one year) at a stated or variable interest rate. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. The Fund will not invest in time deposits maturing in more than seven days if, as a result thereof, more than 15% of the value of its net assets would be invested in such securities and other illiquid securities.

     U.S. GOVERNMENT OBLIGATIONS. "U.S. Government obligations" include securities which are issued or guaranteed by the United States Treasury, by various agencies of the United States Government, and by various instrumentalities which have been established or sponsored by the United States Government. U.S. Treasury obligations are backed by the "full faith and credit" of the United States Government. U.S. Treasury obligations include Treasury bills, Treasury notes and Treasury bonds.

     Agencies and instrumentalities established by the United States Government include the Federal Home Loan Banks, the Federal Land Bank, the Government National Mortgage Association, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, the Student Loan Marketing Association, the Small Business Administration, the Bank for Cooperatives, the Federal Intermediate Credit Bank, the Federal Financing Bank, the Federal Farm Credit Banks, the Federal Agricultural Mortgage Corporation, the Financing Corporation of America and the Tennessee Valley Authority. Some of these securities are supported by the full faith and credit of the United States Government while others are supported only by the credit of the agency or instrumentality, which may include the right of the issuer to borrow from the United States Treasury. U.S. Government obligations are subject to price fluctuations based upon changes in the level of interest rates, which will generally result in all those securities changing in price in the same way, i.e., all those securities experiencing appreciation when interest rates decline and depreciation when interest rates rise.

     WARRANTS AND RIGHTS. Warrants are options to purchase equity securities at a specified price and are valid for a specific time period. Prices of warrants do not necessarily move in concert with the prices of the underlying securities. Rights are similar to warrants, but normally have a shorter duration and are distributed by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. Investments in warrants and rights involve certain risks, including the possible lack of a liquid market for resale, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant or right can be prudently exercised (in which event the warrant or right may expire without being exercised, resulting in a loss of the Fund's entire investment therein). The Fund may purchase warrants and rights, provided that the Fund does not invest more than 5% of its net assets at the time of purchase in warrants and rights other than those that have been acquired in units or attached to other securities. Of such 5%, no more than 2% of the Fund's assets at the time of purchase may be invested in warrants which are not listed on either the New York Stock Exchange or the American Stock Exchange.

     OPTIONS. The Fund may write (sell) covered call and covered put options on equity securities that are eligible for purchase by the Fund. Call options written by the Fund give the holder the right to buy the underlying securities from the Fund at a stated exercise price; put options give the holder the right to sell the underlying security to the Fund. These options are covered by the Fund because, in the case of call options, it will own the underlying securities as long as the option is outstanding or because, in the case of put options, it will maintain a segregated account of cash or liquid securities which can be liquidated promptly to satisfy any obligation of the Fund to purchase the underlying securities. The Fund may also write straddles (combinations of puts and calls on the same underlying security). The Fund will receive a premium from writing a put or call option, which increases the Fund's return in the event the option expires unexercised or is closed out at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option and the remaining term of the option. By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

     The Fund may purchase put or call options. In purchasing a call option, the Fund would be in a position to realize a gain if, during the option period, the price of the security increased by an amount greater than the premium paid. The Fund would realize a loss if the price of the security decreased or remained the same or did not increase during the period by more than the amount of the premium. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a realized loss to the Fund.

     The purchaser of an option risks a total loss of the premium paid for the option if the price of the underlying security does not increase or decrease sufficiently to justify exercise. The seller of an option, on the other hand, will recognize the premium as income if the option expires unrecognized and may be required to pay a price in excess of current market value in the case of a put option.

     The Fund may purchase and sell options listed on an exchange or in the over-the-counter market. The Fund's ability to terminate options positions established in the over-the-counter market may be more limited than in the case of exchange-traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Fund. The Fund will not purchase any option, which in the opinion of the Adviser, is illiquid if, as a result thereof, more than 15% of the Fund's net assets would be invested in illiquid securities.

     LOANS OF PORTFOLIO SECURITIES. The Fund may lend its portfolio securities subject to the restrictions stated herein. Under applicable regulatory requirements (which are subject to change), the loan collateral must, on each business day, at least equal the value of the loaned securities. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. Such terms and the issuing bank must be satisfactory to the Fund. The Fund receives amounts equal to the dividends or interest on loaned securities and also receive one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, or (c) interest on short-term debt securities purchased with such collateral; either type of interest may be shared with the borrower. The Fund may also pay fees to placing brokers as well as custodian and administrative fees in connection with loans. Fees may only be paid to a placing broker provided that the Trustees determine that the fee paid to the placing broker is reasonable and based solely upon services rendered, that the Trustees separately consider the propriety of any fee shared by the placing broker with the borrower, and that the fees are not used to compensate the Adviser or any affiliated person of the Trust or an affiliated person of the Adviser. The terms of the Fund's loans must meet applicable tests under the Internal Revenue Code and permit the Fund to reacquire loaned securities on five days' notice or in time to vote on any important matter.

     BORROWING AND PLEDGING. The Fund may borrow money from banks, provided that immediately after such borrowing, there is an asset coverage of at least 300% for all borrowings of the Fund. The Fund may pledge assets in connection with borrowings but will not pledge more than one-third of its total assets. Borrowing magnifies the potential for gain or loss on the portfolio securities of the Fund and, therefore, if employed, increases the possibility of fluctuation in the Fund's net asset value. This is the speculative factor known as leverage. The Fund's policies on borrowing and pledging are fundamental policies which may not be changed without the affirmative vote of a majority of its outstanding shares. It is the Fund's present intention, which may be changed by the Board of Trustees without shareholder approval, to borrow only for emergency or extraordinary purposes and not for leverage.

     FOREIGN SECURITIES. Subject to the Fund's investment policies and quality and maturity standards, the Fund may invest in the securities (payable in U.S. dollars) of foreign issuers. Investments in foreign securities may include investments in sponsored American Depository Receipts ("ADRs"), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets.

     Investments in foreign securities, including ADRs, involve risks that are different in some respects from an investment in a fund which invests only in securities of U.S. domestic issuers. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. There may be less governmental supervision of securities markets, brokers and issuers of securities than in the United States. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies and foreign brokerage commissions and custodian fees are generally higher than in the United States. Settlement practices may include delays and may differ from those customary in United States markets. Investments in foreign securities may also be subject to other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets, restrictions on foreign investment and repatriation of capital, imposition of withholding taxes on dividend or interest payments, currency blockage (which would prevent cash from being brought back to the United States), and difficulty in enforcing legal rights outside the United States.

     PREFERRED STOCKS. Preferred stocks, unlike common stocks, offer a stated dividend rate payable from a corporation's earnings. Such preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stocks may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stocks may be "cumulative," requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer's common stock. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stocks on the distribution of a corporation's assets in the event of liquidation are generally subordinate to the rights associated with a corporation's debt securities.

     CONVERTIBLE SECURITIES. The Fund may invest in convertible securities, i.e., preferred stocks or bonds which may be exchanged for, converted into, or exercised to acquire a predetermined number of shares of an issuer's common stock at the option of the holder during a specified period of time. Convertible securities are senior to common stock in a corporation's capital structure, but are usually subordinated to similar nonconvertible securities. While providing a fixed income stream (generally higher in yield than the income that may be derived from a common stock but lower than that afforded by a similar nonconvertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock.

     In general, the market value of a convertible security is at least the higher of its "investment value" (i.e., its value as a fixed-income security) or its "conversion value" (i.e., its value upon conversion into its underlying common stock). As a fixed-income security, a convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. While no securities investment is without some risk, investments in convertible securities generally entail less volatility than investments in the common stock of the same issuer.

     INVESTMENT IN LOWER-RATED DEBT SECURITIES. The Fund may invest in debt securities rated below investment grade by a nationally-recognized rating agency (e.g., rated below Baa by Moody's Investors Services, Inc. ("Moody's") or BBB by Standard & Poor's Ratings Group ("S&P") or in unrated debt securities which, in the judgment of the Adviser, possess similar credit characteristics as debt securities rated below investment grade (commonly known as "junk bonds").

     Investment in junk bonds involves substantial risk. Securities rated Ba or lower by Moody's or BB or lower by S&P are considered by those rating agencies to be predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security, and generally involve greater volatility of price than securities in higher rating categories. More specifically, junk bonds may be issued by less creditworthy companies or by larger, highly leveraged companies and are frequently issued in corporate restructurings such as mergers and leveraged buyouts. Such securities are particularly vulnerable to adverse changes in the issuer's industry and in general economic conditions. Junk bonds frequently are junior obligations of their issuers, so that in the event of the issuer's bankruptcy, claims of the holders of junk bonds will be satisfied only after satisfaction of the claims of senior security holders. While the junk bonds in which the Fund may invest do not include securities which, at the time of investment, are in default or the issuers of which are in bankruptcy, there can be no assurance that such events will not occur after the Fund purchases a particular security, in which case the Fund may experience losses and incur costs.

     Junk bonds tend to be more volatile than higher rated fixed income securities, so that adverse economic events may have a greater impact on the prices of junk bonds than on higher rated fixed income securities. Like higher rated fixed income securities, junk bonds are generally purchased and sold through dealers who make a market in such securities for their own accounts. However, there are fewer dealers in the junk bond market, which may be less liquid than the market for higher rated fixed income securities even under normal economic conditions. In addition, there may be significant disparities in the prices quoted for junk bonds by various dealers. Adverse economic conditions or investor perceptions may impair the liquidity of this market and may cause prices the Fund receives for its junk bond holdings to be reduced, or the Fund may experience difficulty in liquidating a portion of its portfolio. Under such conditions, judgment may play a greater role in valuing certain of the portfolio securities held by the Fund than in the case of securities trading in a more liquid market.

     REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with its Custodian, with banks having assets in excess of $10 billion and broker-dealers who are recognized as primary dealers in U.S. Government obligations by the Federal Reserve Bank of New York. The Fund will not enter into a repurchase agreement not terminable within seven days if, as a result thereof, more than 15% of the value of its net assets will be invested in such securities and other illiquid securities.

     Although the securities subject to a repurchase agreement might bear maturities exceeding one year, settlement for the repurchase will never be more than one year after the Fund's acquisition of the securities and normally will be within a shorter period of time. The resale price will be in excess of the purchase price, reflecting an agreed upon market rate effective for the period of time the Fund's money will be invested in the securities, and will not be related to the coupon rate of the purchased security. At the time the Fund enters into a repurchase agreement, the value of the underlying security, including accrued interest, will equal or exceed the value of the repurchase agreement, and, in the case of a repurchase agreement exceeding one day, the seller will agree that the value of the underlying security, including accrued interest, will at all times equal or exceed the value of the repurchase agreement. The collateral securing the seller's obligation must be of a credit quality at least equal to the Fund's investment criteria for portfolio securities and will be held by the Custodian or in the Federal Reserve Book Entry System.

     For purposes of the 1940 Act, a repurchase agreement is deemed to be a loan from the Fund to the seller subject to the repurchase agreement and is therefore subject to the Fund's investment restriction applicable to loans. It is not clear whether a court would consider the securities purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before repurchase of the security under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the security. If a court characterized the transaction as a loan and the Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at the risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for the Fund, the Adviser seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case, the seller.

     Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security, in which case the Fund may incur a loss if the proceeds to the Fund of the sale of the security to a third party are less than the repurchase price. However, if the market value of the securities subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that the Fund will be unsuccessful in seeking to enforce the seller's contractual obligation to deliver additional securities.

     INVESTMENT COMPANY SECURITIES. The Fund may invest up to 10% of its total assets in securities of other investment companies. Investments by the Fund in shares of other investment companies will result in duplication of advisory, administrative and distribution fees. The Fund will not invest more than 5% of its total assets in securities of any single investment company and will not purchase more than 3% of the outstanding voting securities of any investment company. An investment in securities of an investment company is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

     ILLIQUID INVESTMENTS. The Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are those that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price at which they are valued. Under the supervision of the Board of Trustees, the Adviser determines the liquidity of the Fund's investments. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid securities before maturity may be time consuming and expensive, and it may be difficult or impossible for the Fund to sell illiquid securities promptly at an acceptable price.

INVESTMENT LIMITATIONS

     The Trust has adopted certain fundamental investment limitations designed to reduce the risk of an investment in the Fund. These limitations may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. For purposes of the discussion of these fundamental investment limitations, the term "majority" of the outstanding shares of the Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting or (2) more than 50% of the outstanding shares of the Fund.

     The limitations applicable to the Fund are:

     1. BORROWING MONEY. The Fund will not borrow money, except from a bank, provided that immediately after such borrowing there is asset coverage of 300% for all borrowings of the Fund.

     2. PLEDGING. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any security owned or held by the Fund except as may be necessary in connection with borrowings described in limitation (1) above. The Fund will not mortgage, pledge or hypothecate more than one-third of its assets in connection with borrowings.

     3. MARGIN PURCHASES. The Fund will not purchase any securities on "margin" (except such short-term credits as are necessary for the clearance of transactions).

     4. SHORT SALES. The Fund will not make short sales of securities, or maintain a short position, other than short sales "against the box."

     5. COMMODITIES. The Fund will not purchase or sell commodities or commodity contracts, including futures.

     6. MINERAL LEASES. The Fund will not purchase oil, gas or other mineral leases, rights or royalty contracts.

     7. UNDERWRITING. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed an underwriter under certain federal securities laws.

     8. ILLIQUID INVESTMENTS. The Fund will not purchase securities for which no readily available market exists or engage in a repurchase agreement maturing in more than seven days if, as a result thereof, more than 15% of the value of the net assets of the Fund would be invested in such securities.

     9. REAL ESTATE. The Fund will not purchase, hold or deal in real estate or real estate mortgage loans, including real estate limited partnership interests, except that the Fund may purchase (a) securities of companies (other than limited partnerships) which deal in real estate or (b) securities which are secured by interests in real estate or by interests in mortgage loans, including securities secured by mortgage-backed securities.

     10. LOANS. The Fund will not make loans to other persons, except (a) by loaning portfolio securities, or (b) by engaging in repurchase agreements. For purposes of this limitation, the term "loans" shall not include the purchase of marketable bonds, debentures, commercial paper or corporate notes, and similar marketable evidences of indebtedness which are part of an issue for the public.

     11. INVESTING FOR CONTROL. The Fund will not invest in companies for the purpose of exercising control or management.

     12. OTHER INVESTMENT COMPANIES. The Fund will not invest more than 10% of its total assets in securities of other investment companies. The Fund will not invest more than 5% of its total assets in the securities of any single investment company. The Fund will not hold more than 3% of the outstanding voting stock of any single investment company.

     13. SECURITIES OWNED BY AFFILIATES. The Fund will not purchase or retain the securities of any issuers if those officers and Trustees of the Trust or officers, directors, or principals of the Adviser owning individually more than one-half of 1% of the securities of such issuer, own in the aggregate more than 5% of the securities of such issuer.

     14. INDUSTRY CONCENTRATION. The Fund will not invest more than 25% of its total assets in any particular industry.

     15. SENIOR SECURITIES. The Fund will not issue or sell any senior security as defined by the Investment Company Act of 1940 except in so far as any borrowing that the Fund may engage in may be deemed to be an issuance of a senior security.

     With respect to the percentages adopted by the Trust as maximum limitations on the Fund's investment policies and restrictions, an excess above the fixed percentage (except for the percentage limitations relative to the borrowing of money and the holding of illiquid securities) will not be a violation of the policy or restriction unless the excess results immediately and directly from the acquisition of any security or the action taken.

     The Trust does not presently intend to pledge, mortgage or hypothecate the assets of the Fund as described above in investment limitation 2. The Fund has never made, nor does it presently intend to make, short sales of securities "against the box" as described above in investment limitation 4. The statements of intention in this paragraph reflect nonfundamental policies which may be changed by the Board of Trustees without shareholder approval.

TRUSTEES AND OFFICERS
---------------------

     Overall responsibility for management of the Trust rests with the Board of Trustees. The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The Trustees serve for an indefinite term and the officers are elected annually. The following is a list of the Trustees and executive officers of the Trust. Each Trustee who is an "interested person" of the Trust, as defined by the 1940 Act, is indicated by an asterisk.

===============================================================================================================================
                                                                                                                  Number of
                                                                                                                Portfolios in
                                                                                                                  the Fund
                                  Position(s)    Length             Principal Occupation During the                Complex
                                   Held with     of Time            Past 5 Years and Directorships               Overseen by
     Name, Address and Age         the Trust     Served                   Of Public Companies                      Trustee
-------------------------------------------------------------------------------------------------------------------------------

Interested Trustees:
*Eugene A. Profit                 President      Since      President and Chief Executive officer of Profit           1
8720 Georgia Avenue               and Trustee    June 1996  Investment Management, the investment adviser to
Suite 808                                                   the Trust.
Silver Spring, MD 20910
(age 39)

-------------------------------------------------------------------------------------------------------------------------------
Independent Trustees:

Robert M. Milanicz                Trustee        Since      Assistant Controller of the American                      1
750 First Street, NE                             October    Psychological Association.  Prior to January
Washington, D.C. 20002                           1996       2001, Comptroller of the American Psychiatric
(age 55)                                                    Association.

-------------------------------------------------------------------------------------------------------------------------------
Larry E. Jennings, Jr.            Trustee        Since      Managing Director and Chief Executive Officer of          1
250 South President Street                       October    Carnegie Morgan Co. (an investment holding
Suite 150                                        1996       company); co-General Partner of Touchstone
Baltimore, Maryland 21202                                   Partners (a private equity manager).

-------------------------------------------------------------------------------------------------------------------------------
Deborah T. Owens                  Trustee        Since      President of Owens Media Group, LLC (a company            1
9575 Sea Shadow                                  October    that develops investment education programs) and
Columbia, Maryland 21046                         1998       a radio talk show host and seminar presenter.

-------------------------------------------------------------------------------------------------------------------------------
Executive Officers:

Robert J. Dorsey                  Vice           Since      Managing Director of Ultimus Fund Solutions, LLC
135 Merchant Street               President      October    (a registered transfer agent) and Ultimus Fund
Cincinnati, Ohio 45246                           2001       Distributors, LLC (a registered broker-dealer).
(age 46)                                                    Prior to March 1999, President of Countrywide
                                                            Fund Services, Inc. (a mutual fund services
                                                            company).

-------------------------------------------------------------------------------------------------------------------------------
Mark J. Seger                     Treasurer      Since      Managing Director of Ultimus Fund Solutions, LLC
135 Merchant Street                              October    and Ultimus Fund Distributors, LLC.  Prior to
Cincinnati, Ohio 45246                           2001       March 1999, First Vice President of Countrywide
(age 42)                                                    Fund Services, Inc.

-------------------------------------------------------------------------------------------------------------------------------
John F. Splain                    Secretary      Since      Managing Director of Ultimus Fund Solutions, LLC
135 Merchant Street                              October    and Ultimus Fund Distributors, LLC.  Prior to
Cincinnati, Ohio 45246                           2001       March 1999, First Vice President and Secretary
(age 47)                                                    of Countrywide Fund Services, Inc. and
                                                            affiliated companies.
-------------------------------------------------------------------------------------------------------------------------------

* Mr. Profit, as an affiliated person of the Adviser, is an "interested person" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

     BOARD COMMITTEES. The Board of Trustees has established the following standing Committees. The members each Committee are Robert M. Milanicz, Larry E. Jennings, Jr. and Deborah T. Owens. The Board of Trustees has no nominating or compensation committee.

     o Audit Committee, which oversees the Trust's accounting and financial reporting policies and the independent audit of its financial statements. The Audit Committee held three meetings during the fiscal year ended September 30, 2003.

     o Qualified Legal Compliance Committee, which is responsible for receiving and investigating evidence of material violations of securities laws, a material breach of fiduciary duty or a similar material violation. The Qualified Legal Compliance Committee did not meet during the fiscal year ended September 30, 2003.

     TRUSTEES' OWNERSHIP OF FUND SHARES. The following table shows each Trustee's beneficial ownership of shares of the Fund and, on an aggregate basis, of shares of all funds within the complex overseen by the Trustee. Information is provided as of December 31, 2003.

                                   Dollar Range of         Aggregate Dollar
                                  Fund Shares Owned     Range of Shares of All
Name of Trustee                      by Trustee        Funds Overseen by Trustee
--------------------------------------------------------------------------------
Eugene A. Profit                 $50,001 to $100,000       $50,001 to $100,000
Robert M. Milanicz                  $1 to $10,000             $1 to $10,000
Larry E. Jennings, Jr            $10,001 to $50,000        $10,001 to $50,000
Deborah T. Owens                        None                      None

     TRUSTEE COMPENSATION. No director, officer or employee of the Adviser or the Distributor will receive any compensation from the Trust for serving as an officer or Trustee of the Trust. Each Trustee who is not an "interested person" of the Trust receives from the Trust a fee of $250 for attendance at each meeting of the Board of Trustees or a Committee of the Board, plus reimbursement of travel and other expenses incurred in attending meetings. The following table provides compensation amounts paid during the fiscal year ended September 30, 2003 to each of the Trustees:

                                                                                                    Total
                               Aggregate            Pension or           Estimated Annual        Compensation
                             Compensation           Retirement            Benefits Upon       From Fund and Fund
Trustee                      From the Fund       Benefits Accrued          Retirement               Complex
-------                      -------------       ----------------          ----------               -------
Eugene A. Profit                 None                  None                    None                  None
Robert M. Milanicz              $1,500                 None                    None                 $1,500
Larry E. Jennings, Jr.          $1,000                 None                    None                 $1,000
Deborah T. Owens                $1,500                 None                    None                 $1,500

THE INVESTMENT ADVISER
----------------------

     Profit Investment Management (the "Adviser"), 8720 Georgia Avenue, Suite 808, Silver Spring, Maryland 20910, performs portfolio management and other services for the Trust pursuant to a Management Agreement. The Adviser was formed in February 1996 as a Delaware limited liability company for the purpose of providing investment advice to the Trust and to others. Eugene A. Profit, as a controlling shareholder of the Adviser, may directly or indirectly receive benefits from the advisory fees paid to the Adviser.

     Under the terms of the Management Agreement between the Trust and the Adviser, the Adviser manages the Fund's investments, selects the portfolio securities for investment by the Fund, purchases securities for the Fund and places orders for execution of such portfolio transactions, subject to the general supervision of the Board of Trustees. The Fund pays the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.25% of its average daily net assets. During the fiscal year ended September 30, 2003, the Fund accrued advisory fees of $40,683; however, in order to reduce the operating expenses of the Fund, the Adviser waived its entire advisory fee for such year and reimbursed the Fund for $23,929 of its other operating expenses. During the fiscal year ended September 30, 2002, the Fund accrued advisory fees of $55,516; however, in order to reduce the operating expenses of the Fund, the Adviser waived its entire advisory fee for such year and reimbursed the Fund for $53,670 of its other operating expenses. During the fiscal year ended September 30, 2001, the Fund accrued advisory fees of $76,404; however, in order to reduce the operating expenses of the Fund, the Adviser waived its entire advisory fee for such year and reimbursed the Fund for $31,823 of its other operating expenses.

     The Fund is responsible for the payment of all expenses incurred in connection with the registration of shares and operations of the Fund, including fees and expenses in connection with membership in investment company organizations, brokerage fees and commissions, legal, auditing and accounting expenses, expenses of registering shares under federal and state securities laws, expenses related to the distribution of the Fund's shares (see "Distribution Plan"), insurance expenses, taxes or governmental fees, fees and expenses of the custodian, transfer agent and accounting and pricing agent of the Fund, fees and expenses of members of the Board of Trustees who are not interested persons of the Trust, the cost of preparing and distributing prospectuses, statements, reports and other documents to shareholders, expenses of shareholders' meetings and proxy solicitations, and such extraordinary or non-recurring expenses as may arise, such as litigation to which the Fund may be a party. The Fund may have an obligation to indemnify the Trust's officers and Trustees with respect to such litigation, except in instances of willful misfeasance, bad faith, gross negligence or reckless disregard by such officers and Trustees in the performance of their duties. The compensation and expenses of any officer, Trustee or employee of the Trust who is an officer, director, employee or stockholder of the Adviser are paid by the Adviser.

     By its terms, the Management Agreement will remain in force until November 30, 2004 and from year to year thereafter, subject to annual approval by (a) the Board of Trustees or (b) a vote of the majority of the Fund's outstanding voting securities; provided that in either event continuance is also approved by a majority of the Trustees who are not interested persons of the Trust, by a vote cast in person at a meeting called for the purpose of voting such approval. The Management Agreement may be terminated at any time, on sixty days' written notice, without the payment of any penalty, by the Board of Trustees, by a vote of the majority of the Fund's outstanding voting securities, or by the Adviser. The Management Agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder.

     The Adviser has contractually agreed to waive its advisory fees and/or assume certain expenses of the Fund, other than brokerage commissions, extraordinary items, interest and taxes, to the extent necessary to limit ordinary operating expenses to 2.45% per annum of the Fund's average daily net assets. The Adviser has agreed to maintain this expense limitation until at least February 1, 2005.

     In  approving  the  most  recent  annual   continuance  of  the  Management
Agreement, the Trustees considered all information they deemed reasonably necessary to evaluate the terms of the Management Agreement. The principal areas of review by the Trustees were the nature and quality of the services provided by the Adviser and the reasonableness of the fees charged for those services. These matters were considered by the Independent Trustees meeting with experienced counsel that is independent of the Adviser.

     The Trustees' evaluation of the quality of the Adviser's services took into account their knowledge and experience gained through meetings with and reports of the Adviser over the course of the preceding year. Both short-term and long-term investment performance of the Fund was considered. The Fund's current and longer-term performance was compared to its performance benchmark and to that of competitive funds and other funds with similar investment objectives. The Trustees also considered the scope and quality of the in-house capabilities of the Adviser and other resources dedicated to performing services for the Fund. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Fund's other service providers, were considered in light of the Fund's compliance with investment policies and applicable laws and regulations and of related reports by management and the Fund's independent public accountants in periodic meetings with the Trust's Audit Committee. The Trustees also considered the business reputation of the Adviser and its financial resources.

     In reviewing the fees payable under the Management Agreement, the Trustees compared the fees and overall expense levels of the Fund with those of competitive funds and other funds with similar investment objectives. The Trustees considered information provided by the Adviser concerning the Adviser's profitability with respect to the Fund in light of applicable case law relating to advisory fees. In evaluating the Fund's advisory fees, the Trustees also took into account the complexity and quality of the investment management of the Fund.

     No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve continuance of the Management Agreement. Rather the Trustees concluded, in light of a weighing and balancing of all factors considered, that it was in the best interest of the Fund to continue its Management Agreement without modification to its terms, including the fees charged for services thereunder.

     The name "Profit" is a property right of the Adviser. The Adviser may use the name "Profit" in other connections and for other purposes, including in the name of other investment companies. The Trust has agreed to discontinue any use of the name "Profit" if the Adviser ceases to be employed as the Fund's investment manager.

THE DISTRIBUTOR
---------------

     Ultimus Fund Distributors, LLC (the "Distributor"), 135 Merchant Street, Suite 230, Cincinnati, Ohio 45246, serves as principal underwriter for the Trust pursuant to a Distribution Agreement. Shares are sold on a continuous basis by the Distributor. The Distributor has agreed to use its best efforts to solicit orders for the sale of Fund shares, but it is not obligated to sell any particular amount of shares. The Distribution Agreement provides that, unless sooner terminated, it will continue in effect from year to year if such continuance is approved at least annually (i) by the Board of Trustees or a vote of a majority of the outstanding shares, and (ii) by a majority of the Trustees who are not interested persons of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval. The

Distribution Agreement may be terminated by the Fund at any time, without the payment of any penalty, by vote of a majority of the entire Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Fund on 60 days' written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 60 days' written notice to the Trust. The Distribution Agreement will automatically terminate in the event of its assignment. The Distributor is an affiliate of the Fund's transfer agent, and Robert G. Dorsey, Mark J. Seger and John F. Splain are each Managing Directors of the Distributor and officers of the Trust.

     During the fiscal year ended September 30, 2003, the aggregate commissions collected on sales of the Fund's shares were $1,545, of which the Distributor retained $1,437 from underwriting commissions. During the fiscal year ended September 30, 2002, the aggregate commissions collected on sales of the Fund's shares were $4,690, of which the Distributor retained $488 from underwriting commissions. Prior to October 29, 2001, IFS Fund Distributors, Inc. served as principal underwriter for the Trust. During the fiscal years ended September 30, 2002 and 2001, IFS Fund Distributors, Inc. earned $24 and $870, respectively, from underwriting and brokerage commissions on the sale of shares of the Fund.

DISTRIBUTION PLAN
-----------------

     As stated in the Prospectus, the Fund has adopted a plan of distribution (the "Plan") pursuant to Rule 12b-1 under the 1940 Act which permits the Fund to pay for expenses incurred in the distribution and promotion of its shares. Under the terms of the Plan, the Fund may pay for various expenses incurred in connection with the distribution of shares of the Fund, including payments to securities dealers and others who are engaged in the sale of Fund shares, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising, or in connection with shareholder support services which the Fund may reasonably request and which are not otherwise provided by the Trust's transfer agent. The Plan expressly limits payment of the distribution expenses listed above in any fiscal year to a maximum of .25% of the average daily net assets of the Fund. Unreimbursed expenses will not be carried over from year to year, nor will the Fund have any obligation for unreimbursed expenses upon termination of the Plan. During the fiscal year ended September 30, 2003, the Fund incurred distribution expenses of $3,787, of which $2,960 was paid as compensation to broker-dealers and others for the sale and retention of Fund shares and $827 was paid for the printing of prospectuses for prospective shareholders.

     The continuance of the Plan must be specifically approved at least annually by a vote of the Trust's Board of Trustees and by a vote of the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the Plan (the "Independent Trustees") at a meeting called for the purpose of voting on such continuance. The Plan may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of the holders of a majority of the outstanding shares of the Fund. In the event the Plan is terminated in accordance with its terms, the Fund will not be required to make any payments for expenses incurred after the termination date. The Plan may not be amended to increase materially the amount to be spent for distribution without shareholder approval. All material amendments to the Plan must be approved by a vote of the Trust's Board of Trustees and by a vote of the Independent Trustees.

     In approving the Plan, the Trustees determined, in the exercise of their business judgment and in light of their fiduciary duties as Trustees, that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Board of Trustees believes that expenditure of the Fund's assets for distribution expenses under the Plan should assist in the growth of the Fund, which will benefit the Fund and its shareholders through increased economies of scale, greater investment flexibility, greater portfolio diversification and less chance of disruption of planned investment strategies. The Plan will be renewed only if the Trustees make a similar determination for each subsequent year of the Plan. There can be no assurance that the benefits anticipated from the expenditure of the Fund's assets for distribution will be realized. While the Plan is in effect, all amounts spent by the Fund pursuant to the Plan and the purposes for which such expenditures were made must be reported quarterly to the Board of Trustees for its review. In addition, the selection and nomination of those Trustees who are not interested persons of the Trust are committed to the discretion of the Independent Trustees during such period.

     By reason of his controlling interest in the Adviser, Eugene A. Profit may be deemed to have a financial interest in the operation of the Plan.

TRANSFER AGENT
--------------

     The Fund's transfer agent, Ultimus Fund Solutions, LLC ("Ultimus"), 135 Merchant Street, Suite 230, Cincinnati, Ohio 45246, maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. Ultimus receives from the Fund for its services as transfer agent a fee payable monthly at an annual rate of $20 per account, provided, however, that the minimum fee is $1,500 per month. In addition, the Fund pays out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage and communication lines.

     Ultimus also provides accounting and pricing services to the Fund. For calculating daily net asset value per share and maintaining such books and records as are necessary to enable Ultimus to perform its duties, the Fund pays Ultimus a base fee of $2,500 per month plus an asset-based fee computed as a percentage of the Fund's average net assets in excess of $25 million. In addition, the Fund pays all costs of external pricing services.

     Ultimus also provides administrative services to the Fund. In this capacity, Ultimus supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services. Ultimus supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees. For the performance of these administrative services, the Fund pays Ultimus a fee at the annual rate of .15% of the average value of its daily net assets up to $50 million, .125% of such assets from $50 million to $100 million, .10% of such assets from $100 million to $250 million, .075% of such assets from $250 million to $500 million, and .05% of such assets in excess of $500 million; provided, however, that the minimum fee is $2,000 per month.

     Ultimus is discounting the above-referenced fees until the earlier of October 29, 2004 or such time as net assets of the Fund reach $20 million. During the fiscal year ended September 30, 2003, Ultimus received from the Fund transfer agency fees, accounting services fees and administrative services fees of $13,425, $22,375 and $17,900, respectively. During the fiscal year ended September 30, 2002, the Fund paid transfer agency fees, accounting services fees and administrative services fees of $12,389, $20,927 and $16,239, respectively.

     Prior to October 29, 2001, Integrated Fund Services, Inc. ("Integrated") served as the Fund's transfer agent, administrator and fund accounting agent. Integrated is an indirect wholly-owned subsidiary of The Western and Southern Life Insurance Company. During the fiscal year ended September 30, 2001, Integrated received from the Fund transfer agency fees, accounting services fees and administrative services fees of $12,000, $24,000 and $12,000, respectively.

PRINCIPAL SECURITY HOLDERS
--------------------------

     As of January 1, 2004, National Financial Services LLC for the exclusive benefit of its customers, 200 Liberty Street, 1 World Financial Centre, New York, New York 10281, owned of record 15.2% of the outstanding shares of the Fund; Charles Schwab & Co., Inc. for the exclusive benefit of its customers, 101 Montgomery Street, San Francisco, California 94104, owned of record 14.0% of the outstanding shares of the Fund; and Barbara L. Bowles, 5015 South Ellis Avenue, Chicago, Illinois 60615, owned of record 5.5% of the outstanding shares of the Fund.

     As of January 1, 2004, the Trustees and officers of the Trust as a group owned of record or beneficially 1.7% of the outstanding shares of the Fund.

CUSTODIAN
---------

     Wachovia Bank, 123 South Broad Street, Philadelphia, Pennsylvania 19109, has been retained to act as custodian for the Fund's investments. As custodian, Wachovia Bank acts as the Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds as instructed and maintains records in connection with its duties.

AUDITORS
--------

     The firm of PricewaterhouseCoopers LLP, 100 East Broad Street, Columbus, Ohio 43215, has been selected as independent auditors for the Trust for the fiscal year ending September 30, 2004. PricewaterhouseCoopers LLP performs an annual audit of the Fund's financial statements and advises the Fund as to certain accounting matters.

LEGAL COUNSEL
-------------

     Sullivan & Worcester LLP, 1666 K Street, NW, Washington, D.C. 20006, serves as counsel to the Trust and the Independent Trustees.

SECURITIES TRANSACTIONS
-----------------------

     Decisions to buy and sell securities for the Fund and the placing of the Fund's securities transactions and negotiation of commission rates where applicable are made by the Adviser and are subject to review by the Board of Trustees of the Trust. In the purchase and sale of portfolio securities, the Adviser seeks best execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received. During the fiscal years ended September 30, 2003, 2002 and 2001, the Fund paid brokerage commissions of $5,113, $9,927 and $13,186, respectively.

         The Adviser is specifically authorized to select brokers who also provide brokerage and research services to the Fund and/or other accounts over which the Adviser exercises investment discretion and to pay such brokers a commission in excess of the commission another broker would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser's overall responsibilities with respect to the Fund and to accounts over which it exercises investment discretion.

     Research services include securities and economic analyses, reports on issuers' financial conditions and future business prospects, newsletters and opinions relating to interest trends, general advice on the relative merits of possible investment securities for the Fund and statistical services and information with respect to the availability of securities or purchasers or sellers of securities. Although this information is useful to the Fund and the Adviser, it is not possible to place a dollar value on it. Research services furnished by brokers through whom the Fund effects securities transactions may be used by the Adviser in servicing all of its accounts and not all such services may be used by the Adviser in connection with the Fund. During the fiscal year ended September 30, 2003, the principal amount of brokerage transactions and related commissions directed by the Fund to brokers due to research services provided were $1,790,466 and $3,501, respectively.

     The Adviser may aggregate purchase and sale orders for the Fund and its other clients if it believes such aggregation is consistent with its duty to seek best execution for the Fund and its other clients. The Adviser will not favor any advisory account over any other account, and each account that participates in an aggregated order will participate at the average share price for all transactions of the Adviser in that security on a given business day, with all transaction costs shared on a pro rata basis.

     Subject to the requirements of the 1940 Act and procedures adopted by the Board of Trustees, the Fund may execute portfolio transactions through any broker or dealer and pay brokerage commissions to a broker (i) which is an affiliated person of the Trust, or (ii) which is an affiliated person of such person, or (iii) an affiliated person of which is an affiliated person of the Trust, the Adviser or the Distributor.

CODE OF ETHICS
--------------

     The Trust, the Adviser and the Distributor have each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act which permits personnel to invest in securities for their own accounts, including securities that may be purchased or held by the Fund. The Codes of Ethics adopted by the Trust, the Adviser and the Distributor are on public file with, and are available from, the Securities and Exchange Commission.

PROXY VOTING POLICIES
---------------------

     The Trust and the Adviser have adopted Proxy Voting Policies and Procedures that describe how the Fund intends to vote proxies relating to portfolio securities. The Proxy Voting Policies and Procedures are attached to this Statement of Additional Information as Appendix B.

PORTFOLIO TURNOVER
------------------

     The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year, exclusive of short-term instruments, by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund, and may result in the Fund recognizing greater amounts of income and capital gains, which would increase the amount of income and capital gains which the Fund must distribute to its shareholders in order to maintain its status as a regulated investment company and to avoid the imposition of federal income or excise taxes. See "Taxes." A 100% turnover rate would occur if all of the Fund's portfolio securities were replaced once within a one year period.

     Generally, the Fund intends to invest for long-term purposes. However, the rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when the Adviser believes that portfolio changes are appropriate. For the fiscal years ended September 30, 2003, 2002 and 2001, the Fund's portfolio turnover rate was 30%, 53% and 52%, respectively.

CALCULATION OF SHARE PRICE AND PUBLIC OFFERING PRICE
----------------------------------------------------

     The share price (net asset value) and the public offering price (net asset value plus applicable sales load) of the shares of the Fund are determined as of the close of the regular session of trading on the New York Stock Exchange (the "NYSE") (normally 4:00 p.m., Eastern time) on each day the Trust is open for business. The Trust is open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. The Trust may also be open for business on other days in which there is sufficient trading in the Fund's portfolio securities that its net asset value might be materially affected.

     In valuing the assets of the Fund for purposes of computing net asset value, securities are valued at market value as of the close of trading on each business day when the NYSE is open. Securities listed on the NYSE or other exchanges are valued on the basis of the last sale price on the exchange on which they are primarily traded. However, if the last sale price on the NYSE is different than the last sale price on any other exchange, the NYSE price will be used. If there are no sales on that day, the securities are valued at the closing bid prices on the NYSE or other primary exchange for that day. Securities traded in the over-the-counter market are valued on the basis of the closing price as reported by NASDAQ. If there are no sales on that day, the securities are valued at the closing bid price as reported by NASDAQ. Securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with procedures established by the Board of Trustees. Debt securities will be valued at their current market value when available or at their fair value, which for securities with remaining maturities of 60 days or less has been determined in good faith to be represented by amortized cost value, absent unusual circumstances. One or more pricing services may be utilized to determine the fair value of securities held by the Fund. The Board of Trustees will review and monitor the methods used by such services to assure itself that securities are appropriately valued.

OTHER PURCHASE INFORMATION
--------------------------

     The Prospectus describes generally how to purchase shares of the Fund and explains any applicable sales loads. Additional information with respect to certain types of purchases of shares of the Fund is set forth below.

     RIGHT OF ACCUMULATION. A "purchaser" (as defined below) of shares of the Fund has the right to combine the current net asset value of his existing Fund shares with the amount of his current purchases in order to take advantage of the reduced sales loads set forth in the table in the Prospectus. The purchaser or his dealer must notify Ultimus Fund Solutions, LLC (the "Transfer Agent") that an investment qualifies for a reduced sales load. The reduced sales load will be granted upon confirmation of the purchaser's holdings by the Fund.

     LETTER OF INTENT. The reduced sales loads set forth in the Prospectus may also be available to any "purchaser" (as defined below) of shares of the Fund who submits a Letter of Intent to the Transfer Agent. The Letter must state an intention to invest in the Fund within a thirteen month period a specified amount which, if made at one time, would qualify for a reduced sales load. A Letter of Intent may be submitted with a purchase at the beginning of the thirteen month period or within ninety days of the first purchase under the Letter of Intent. Upon acceptance of this Letter, the purchaser becomes eligible for the reduced sales load applicable to the level of investment covered by such Letter of Intent as if the entire amount were invested in a single transaction.

     The Letter of Intent is not a binding obligation on the purchaser to purchase, or the Fund to sell, the full amount indicated. During the term of a Letter of Intent, shares representing 5% of the intended purchase will be held in escrow. These shares will be released upon the completion of the intended investment. If the Letter of Intent is not completed during the thirteen month period, the applicable sales load will be adjusted by the redemption of sufficient shares held in escrow, depending upon the amount actually purchased during the period. The minimum initial investment under a Letter of Intent is $10,000.

     A ninety-day backdating period can be used to include earlier purchases at the purchaser's cost (without a retroactive downward adjustment of the sales load). The thirteen month period would then begin on the date of the first purchase during the ninety-day period. No retroactive adjustment will be made if purchases exceed the amount indicated in the Letter of Intent. The purchaser or his dealer must notify the Transfer Agent that an investment is being made pursuant to an executed Letter of Intent.

     OTHER INFORMATION. For purposes of determining the applicable sales load and for purposes of the Letter of Intent and Right of Accumulation privileges, a purchaser includes an individual, his or her spouse and their children under the age of 21, purchasing shares for his, her or their own account; a trustee or other fiduciary purchasing shares for a single fiduciary account although more than one beneficiary is involved; employees of a common employer, provided that economies of scale are realized through remittances from a single source and quarterly confirmation of such purchases; or an organized group, provided that the purchases are made through a central administration, or a single dealer, or by other means which result in economy of sales effort or expense. Contact the Transfer Agent for additional information concerning purchases at net asset value or at reduced sales loads.

     The Fund does not impose a sales load or imposes a reduced sales load in connection with purchases of shares of the Fund made under the reinvestment privilege or the purchases described in the "Reduced Sales Load" or "Purchases at Net Asset Value" sections in the Prospectus because such purchases require minimal sales effort by the Distributor. Purchases described in the "Purchases at Net Asset Value" section may be made for investment only, and the shares may not be resold except through redemption by or on behalf of the Fund.

TAXES
-----

     The Prospectus describes generally the tax treatment of distributions by the Fund. This section of the Statement of Additional Information includes additional information concerning federal taxes.

     The Fund has qualified and intends to continue to qualify annually for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it does not pay federal taxes on income and capital gains distributed to shareholders. To so qualify the Fund must, among other things, (1) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, or certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies and (2) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met:
(a) at least 50% of the value of the Fund's total assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities (for this purpose such other securities will qualify only if the Fund's investment is limited in respect to any issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund's assets is invested in securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies).

     If the Fund qualifies as a regulated investment company and distributes at least 90% of its net investment income, the Fund will not be subject to federal income tax on the income so distributed. However, the Fund would be subject to corporate income tax on any undistributed income other than tax-exempt income from municipal securities.

     The Fund intends to distribute to shareholders, at least annually, substantially all of its net investment income and any net capital gains realized from sales of the Fund's portfolio securities. Dividends from net investment income and distributions from any net realized capital gains are reinvested in additional shares of the Fund unless the shareholder has requested in writing to have them paid by check.

     The Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction. As of September 30, 2003, the Fund had capital loss carryforwards for federal income tax purposes of $233,112, of which $40,162 expire on September 30, 2010 and $192,950 expire on September 30, 2011. These capital loss carryforwards may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

     A federal excise tax at the rate of 4% will be imposed on the excess, if any, of the Fund's "required distribution" over actual distributions in any calendar year. Generally, the "required distribution" is 98% of the Fund's ordinary income for the calendar year plus 98% of its net capital gains recognized during the one year period ending on October 31 of the calendar year plus undistributed amounts from prior years. The Fund intends to make distributions sufficient to avoid imposition of the excise tax.

     TAXATION OF THE SHAREHOLDER. Dividends from net investment income and net short-term capital gains are generally taxable to the shareholder as ordinary income. Distributions of long-term capital gains are taxable as long-term capital gains regardless of the length of time shares in the Fund have been held. Distributions are taxable, whether received in cash or reinvested in shares of the Fund.

     Individual shareholders may benefit from lower rates applicable to long-term capital gains on certain distributions that are attributable to certain dividends received by the Fund from U.S. corporations and certain foreign corporations on or after May 6, 2003 ("Qualified Dividends"). Such dividends are scheduled to be taxed at ordinary income rates starting in 2009. It appears that for an individual shareholder to benefit from the lower tax rate on Qualified Dividends, the shareholder must hold shares in the Fund, and the Fund must hold shares in the dividend-paying corporation, at least 61 days during the 120-day period beginning 60 days before the date on which the shareholder or the Fund, as the case may be, becomes entitled to receive the dividend. Furthermore, in determining the holding period for this purpose, any period during which the recipient's risk of loss is offset by means of options, short sales or similar instruments is not included. Additionally, an individual shareholder would not benefit from the lower tax rate to the extent it or the Fund is obligated (for example, pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property.

     Each shareholder is advised annually of the source of distributions for federal income tax purposes. A shareholder who is not subject to federal income tax will not be required to pay tax on distributions received.

     If shares are purchased shortly before a record date for a distribution, the shareholder will, in effect, receive a return of a portion of his investment, but the distribution will be taxable to him even if the net asset value of the shares is reduced below the shareholder's cost. However, for federal income tax purposes, the original cost would continue as the tax basis.

     If a shareholder fails to furnish his social security or other tax identification number or to certify properly that it is correct, the Fund may be required to withhold federal income tax at the rate of 28% (backup withholding) from dividend, capital gain and redemption payments to him. Dividend and capital gain payments may also be subject to backup withholding if the shareholder fails to certify properly that he is not subject to backup withholding.

     Taxable distributions generally are included in a shareholder's gross income for the taxable year in which they are received. However, dividends declared in October, November and December and made payable to shareholders of record in such month will be deemed to have been received on December 31st if paid by the Fund during the following January.

     Distributions by the Fund will result in a reduction in the market value of the Fund's shares. Should a distribution reduce the market value below a shareholder's cost basis, such distribution would be taxable to the shareholder as ordinary income or as a long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares of the Fund just prior to a distribution. The price of such shares includes the amount of any forthcoming distribution so that those investors may receive a return of investment upon distribution which will, nevertheless, be taxable to them.

     A redemption of shares is a taxable event and, accordingly, a capital gain or loss may be recognized. Investors should consult their tax advisor regarding the effect of federal, state, local, and foreign taxes on an investment in the Fund.

     A portion of the Fund's income may qualify for the dividends-received deduction available to corporate shareholders to the extent that the Fund's income is derived from qualifying dividends. Because the Fund may earn other types of income, such as interest, income from securities loans, non-qualifying dividends, and short-term capital gains, the percentage of dividends from the Fund that qualifies for the deduction generally will be less than 100%. The Fund will notify corporate shareholders annually of the percentage of Fund dividends that qualifies for the dividend received deduction.

     A portion of the Fund's dividends derived from certain U.S. Government obligations may be exempt from state and local taxation. The Fund will send each shareholder a notice in January describing the tax status of dividends and capital gain distributions for the prior year.

     If a shareholder receives a long-term capital gain distribution on shares of the Fund, and such shares are held six months or less and are sold at a loss, the portion of the loss equal to the amount of the long-term capital gain distribution will be considered a long-term loss for tax purposes. Short-term capital gains distributed by the Fund are taxable to shareholders as dividends, not as capital gains.

REDEMPTION IN KIND
------------------

     The Fund, when it is deemed to be in the best interests of the Fund's shareholders, may make payment for shares repurchased or redeemed in whole or in part in securities of the Fund taken at current value. If any such redemption in kind is to be made, the Fund intends to make an election pursuant to Rule 18f-1 under the 1940 Act. This election will require the Fund to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. Should payment be made in securities, the redeeming shareholder will generally incur brokerage costs in converting such securities to cash. Portfolio securities which are issued in an in-kind redemption will be readily marketable.

HISTORICAL PERFORMANCE INFORMATION
----------------------------------

     From time to time, the Fund may advertise average annual total return. Average annual total return quotations will be computed by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                P (1 + T)^n = ERV

     Where:
     P = a hypothetical initial payment of $1,000
     T = average annual total return
     n = number of years
     ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 and 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof)

The calculation of average annual total return assumes the reinvestment of all dividends and distributions and the deduction of the current maximum sales load from the initial $1,000 payment. If the Fund has been in existence less than one, five or ten years, the time period since the date of the initial public offering of shares will be substituted for the periods stated.

     The Fund may also quote average annual total return over the specified periods (i) after taxes on Fund distributions and (ii) after taxes on Fund distributions and redemption of Fund shares at the end of the period. The calculations assume deduction of all taxes due on such Fund distributions. The ending redeemable value is determined by assuming a complete redemption at the end of the period covered by the computation and, in the case of returns after taxes on distributions and redemption of Fund shares, includes the deduction of capital gains taxes resulting from the redemption or, if appropriate, an adjustment to take into account the tax benefit from any capital losses that may have resulted from the redemption. After-tax returns are calculated using the highest applicable individual federal marginal tax rate in effect on the reinvestment date of a distribution. The tax rates used correspond to the tax character of each component of the distributions (that is, the ordinary income tax rate for ordinary income distributions and the long-term capital gains rate for capital gains distributions). The tax rates may vary over the course of the measurement period. State and local tax liabilities are disregarded, as are the effect of phaseouts of certain exemptions, deductions and credits at various income levels and the impact of the federal alternative minimum income tax. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

         The table below shows the Fund's average annual total returns for the periods ended September 30, 2003:

                                                                 Since Inception
                                        One Year   Five Years    (Nov. 15, 1996)
                                        --------   ----------    ---------------
Return Before Taxes                      24.88%       4.88%            7.32%
Return After Taxes on Distribution       24.88%       4.54%            6.99%
Return After Taxes on Distributions
   and Sale of Fund Shares               16.17%       4.16%            6.31%

     The Fund may also advertise total return (a "nonstandardized quotation") which is calculated differently from average annual total return. A nonstandardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. This computation does not include the effect of the applicable initial sales load which, if included, would reduce total return. The cumulative return of the Fund (computed without the applicable sales load) for the period since inception (November 15, 1996) to September 30, 2003 is 69.32%. A nonstandardized quotation may also indicate average annual compounded rates of return without including the effect of the applicable initial sales load or over periods other than those specified for average annual total return. For example, the Fund's average annual compounded rates of return (computed without the applicable sales load) for the one year period ended September 30, 2003, for the three year period ended September 30, 2003, for the five year period ended September 30, 2003 and for the period since inception (November 15, 1996) to September 30, 2003 are 30.04%, -9.74%, 5.74% and 7.96%,
respectively. A nonstandardized quotation of total return will always be accompanied by the Fund's average annual total returns as described above.

     The performance quotations described above are based on historical earnings and are not intended to indicate future performance.

     The Fund's performance may be compared in advertisements, sales literature and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, the Fund may compare its performance to the S&P 500 Index, which is generally considered to be representative of the performance of unmanaged common stocks that are publicly traded in the United States securities markets. Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service, such as Lipper, Inc. or Morningstar, Inc., or by one or more newspapers, newsletters or financial periodicals. Performance comparisons may be useful to investors who wish to compare the Fund's past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.

     o LIPPER, INC. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.

     o MORNINGSTAR, INC. rates NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.

     Investors may use such performance comparisons to obtain a more complete view of the Fund's performance before investing. Of course, when comparing the Fund's performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. When comparing funds using reporting services, or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and compute offering price. Advertisements and other sales literature for the Fund may quote total returns that are calculated on non-standardized base periods. The total returns represent the historic change in the value of an investment in the Fund based on monthly reinvestment of dividends over a specified period of time.

     From time to time the Fund may include in advertisements and other communications information, charts, and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation. The Fund may also disclose from time to time information about its portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as Standard & Poor's Ratings Group and Moody's Investors Service, Inc.). The Fund may also depict the historical performance of the securities in which the Fund may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators. The Fund may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children's education, or other future needs.

FINANCIAL STATEMENTS
--------------------

     The  financial   statements  of  the  Fund,  which  have  been  audited  by
PricewaterhouseCoopers LLP, are incorporated herein by reference to the annual report of the Fund dated September 30, 2003.

APPENDIX A: DESCRIPTION OF RATINGS
----------------------------------

     The various ratings used by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Group ("S&P") are described below. A rating by an
NRSRO represents the organization's opinion as to the credit quality of the security. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Adviser believes that the quality of corporate bonds and preferred stocks in which the Fund may invest should be continually reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one NRSRO, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the NRSROs from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

     THE RATINGS OF MOODY'S AND S&P FOR CORPORATE BONDS IN WHICH THE FUND MAY INVEST ARE AS FOLLOWS:

     Moody's Investors Service, Inc.
     -------------------------------

          Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

          A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

          Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

          Ba - Bonds rated Ba are judged to have speculative elements; the bonds' future cannot be considered to be well assured. Often the protection of interest and principal payments may be very moderate and thus not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

          B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments of or maintenance of other terms of the contract over any long period of time may be small.

          Caa - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

          Ca - Bonds rated Ca represent obligations which are speculative to a high degree. Such issues are often in default or have other marked shortcomings.

          C - Bonds rated C are the lowest class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Standard & Poor's Ratings Group
     -------------------------------

          AAA - Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

          AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

          A - Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

          BBB - Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

          BB, B, CCC, CC, C and D - Bonds rated in each of these categories are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Bonds are rated D when the issue is in payment default, or the obligor has filed for bankruptcy.

     THE RATINGS OF MOODY'S AND S&P FOR PREFERRED STOCKS IN WHICH THE FUND MAY INVEST ARE AS FOLLOWS:

     Moody's Investors Service, Inc.
     -------------------------------

          aaa - An issue which is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

          aa - An issue which is rated aa is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

          a - An issue which is rated a is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

          baa - An issue which is rated Baa is considered to be medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

          ba - An issue rated ba is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

          b - An issue rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

          caa - An issue rated caa is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

          ca - An issue rated ca is speculative to a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

          c - An issue rated c is in the lowest rated class of preferred stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Standard & Poor's Ratings Group
     -------------------------------

          AAA - This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

          AA - A preferred stock issue rated AA also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

          A - An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the diverse effects of changes in circumstances and economic conditions.

          BBB - An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

          BB, B and CCC - An issue rated in any of these categories is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation, and CCC the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

          C - An issue rated C is a non-paying issue of preferred stock.

          D - An issue rated D is a non-paying issue with the issuer in default on debt instruments.

          NR - An issue designated NR indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

APPENDIX B: PROXY VOTING POLICIES AND PROCEDURES
------------------------------------------------

                        Profit Funds Investment Trust and
                          Profit Investment Management

                      Proxy Voting Policies and Procedures
                      ------------------------------------

Profit Funds Investment Trust (the "Trust") and Profit Investment Management intend to exercise a voice on behalf of shareholders and clients in matters of corporate governance through the proxy voting process. The Trust and Profit Investment Management take their fiduciary responsibilities very seriously and believe the right to vote proxies is a significant asset of shareholders and clients. The Trust and Profit Investment Management exercise their voting responsibilities as a fiduciary, solely with the goal of maximizing the value of shareholders' and clients' investments.

The Trust's board of trustees has delegated to Profit Investment Management ("PIM") the responsibility of overseeing voting policies and decisions for The Profit Fund. PIM's proxy voting principles for The Profit Fund and its other clients are summarized below, with specific examples of voting decisions for the types of proposals that are most frequently presented:

General policy for voting proxies
---------------------------------
PIM will vote proxies solely in the interests of its clients. Any conflict of interest must be resolved in the way that will most benefit its clients. Since the quality and depth of management is a primary factor considered when investing in a company, PIM gives substantial weight to the recommendation of management on any issue. However, PIM will consider each issue on its own merits, and the position of a company's management will not be supported in any situation where it is found not to be in the best interests of its clients. Proxy voting, absent any unusual circumstances or conflicts of interest, will be conducted in accordance with the procedures set forth below.

Conflicts of interest
---------------------
PIM recognizes that under certain circumstances it may have a conflict of interest in voting proxies on behalf of its clients. Such circumstances may include, but are not limited to, situations where PIM or one or more of its affiliates, including officers, directors and employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote. PIM shall periodically inform its employees that they are under an obligation to be aware of the potential for conflicts of interest on the part of PIM with respect to voting proxies on behalf of clients, both as a result of the employee's personal relationships and due to circumstances that may arise during the conduct of PIM's business, and to bring conflicts of interest of which they become aware to the attention of the Proxy Manager. PIM shall not vote proxies relating to such issuers on behalf of its client accounts until it has determined that the conflict of interest is not material or a method of resolving such conflict of interest has been agreed upon by the Audit Committee. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence PIM's decision-making in voting a proxy. Materiality determinations will be based upon an assessment of the particular facts and circumstances. If the Proxy Manager determines that a conflict of interest is not material, PIM may vote proxies notwithstanding the existence of a conflict. If the conflict of interest is determined to be material, the conflict shall be disclosed to the Audit Committee and

PIM shall follow the instructions of the Audit Committee. The Proxy Manager shall keep a record of all materiality decisions and report them to the Audit Committee on a quarterly basis. A report shall be made to the Fund's Board of Trustees on a quarterly basis with respect to all conflict of interest situations.

Election of the board of directors
----------------------------------
PIM believes that good governance starts with an independent board, unfettered by significant ties to management, all of whose members are elected annually. In addition, key board committees should be entirely independent.

PIM will generally support the election of directors that result in a board made up of a majority of independent directors.

PIM will withhold votes for non-independent directors who serve on the audit, compensation, and/or nominating committees of the board.

PIM will hold directors accountable for the actions of the committees on which they serve. For example, PIM will withhold votes for nominees who serve on the compensation committee if they approve excessive compensation arrangements or propose equity-based compensation plans that unduly dilute the ownership interests of stockholders.

PIM will support efforts to declassify existing boards, and will block efforts by companies to adopt classified board structures.

Approval of independent auditors
--------------------------------
PIM believes that the relationship between the company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not, in the aggregate, raise any appearance of impaired independence.

PIM will vote against proposed auditors where non-audit fees make up more than 50% of the total fees paid by the company to the audit firm.

PIM will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with the company (regardless of its size relative to the audit fee) to determine whether PIM believes independence has been compromised.

Equity-based compensation plans
-------------------------------
PIM believes that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of long-term shareholders and the interests of management, employees, and directors. Conversely, PIM is opposed to plans that substantially dilute its clients' ownership interest in the company, provide participants with excessive awards, or have inherently objectionable structural features.

PIM will generally vote against plans where total potential dilution (including all equity-based plans) exceeds 15% of shares outstanding.

PIM will generally vote against plans if annual option grants have exceeded 2% of shares outstanding.

These total and annual dilution thresholds are guidelines, not ceilings, and when assessing a plan's impact on our shareholdings PIM considers other factors such as the nature of the industry and size of the company.

PIM will vote against plans that have any of the following  structural features:

     o    Ability to re-price underwater options

     o Ability to issue options with an exercise price below the stock's current market price.

     o    Ability to issue reload options.

     o    Automatic share replenishment ("evergreen") feature.

PIM will support measures intended to increase long-term stock ownership by executives. These may include:

     o Requiring senior executives to hold a minimum amount of stock in the company (frequently expressed as a certain multiple of the executive's salary).

     o Requiring stock acquired through option exercise to be held for a certain period of time.

     o    Using restricted stock grants instead of options.

To this end, PIM supports expensing the fair value of option grants because it substantially eliminates their preferential financial statement treatment vis-a-vis stock grants, furthering the case for increased ownership by corporate leaders and employees.

PIM will support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value.

Corporate structure and shareholder rights
------------------------------------------
PIM believes that shareholders should have voting power equal to their equity interest in the company and should be able to approve (or reject) changes to the corporation's by-laws by a simple majority vote.

PIM will support proposals to remove super-majority (typically from 66.7% to 80%) voting requirements for certain types of proposals. PIM will vote against proposals to impose super-majority requirements.

PIM will vote for proposals to lower barriers to shareholder action (e.g., limited rights to call special meetings, limited rights to act by written consent).

PIM will vote against proposals for a separate class of stock with disparate voting rights.

PIM will generally vote for proposals to subject shareholder rights plans ("poison pills") to a shareholder vote. In evaluating these plans, PIM will be more likely to support arrangements with short-term (less than 3 years) sunset provisions, qualified bid/permitted offer provisions ("chewable pills") and/or mandatory review by a committee of independent directors at least every three years (so-called "TIDE" provisions).

Corporate and social policy issues
----------------------------------
PIM believes that "ordinary business matters" are primarily the responsibility of management and should be approved solely by the corporation's board of directors. Proposals in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices.

PIM generally votes against these types of proposals, although PIM may make exceptions in certain instances where it believes a proposal has substantial economic implications.

Proxy voting process
--------------------
PIM has designated a Proxy Director. Proxy voting is subject to the supervision of the Proxy Director. Reasonable efforts will be made to obtain proxy materials and to vote in a timely fashion. The Proxy Director may utilize the services of outside professionals (such as Institutional Shareholder Services) to assist its analysis of voting issues and the actual voting of proxies. Records will be maintained regarding the voting of proxies under these policies and procedures.

                                LAKE FOREST FUNDS


                       STATEMENT OF ADDITIONAL INFORMATION


                                  JULY 1, 2004


                          LAKE FOREST CORE EQUITY FUND
                          LAKE FOREST MONEY MARKET FUND


     This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus of The Lake Forest Funds dated July 1, 2004. The Funds' February 29, 2004 Annual Report accompanies this Statement of Additional Information. The financial statements appearing in the Annual Report are incorporated herein by reference. A copy of the Prospectus can be obtained by writing the Transfer Agent at P.O. Box 6110 Indianapolis, IN 46206-6110, or by calling 1-800-592- 7722.

                                TABLE OF CONTENTS




THE TRUST                                               1

THE SHARES OF THE TRUST                                 2

PRINCIPAL HOLDERS OF THE FUNDS                          3

ADDITIONAL INVESTMENT INFORMATION                       4

           Investment Limitations                       4

           Fund Securities                              5

           Investment Risks                             8

           Performance Information                      8

 MANAGEMENT OF THE FUNDS                                9

           Trustees And Officers                        9

           Trustee Compensation                         10

INVESTMENT ADVISORY AND OTHER SERVICES                  11

           Investment Adviser                           11

           Custodian                                    12

           Transfer Agent /Administrator                12

           Accountants                                  13

           Legal Counsel                                13

PORTFOLIO TRANSACTIONS AND BROKERAGE                    13

PURCHASE, REDEMPTION AND PRICING OF SHARES              14

           How To Invest In Each Fund                   14

           Exchange Privilege                           15

           How To Redeem Shares                         16

           Share Price Calculation                      17

           Dividends And Distributions                  18

           Taxes                                        18

INVESTMENT PERFORMANCE                                  19

FINANCIAL STATEMENTS                                    20


                                    THE TRUST

The  Lake  Forest  Funds  (the  "Trust")  is  an  open-end   investment  company
established under the laws of Ohio by an Agreement and Declaration of Trust dated November 23, 1994 (the "Trust Agreement").

                             THE SHARES OF THE TRUST

The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. Shares of two diversified series have been authorized, which shares constitute the interests in Lake Forest Core Equity Fund (the "Equity Fund") and Lake Forest Money Market Fund (the "Money Market Fund").

Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

Upon sixty days prior written notice to shareholders, a Fund may make redemption payments in whole or in part in securities or other property if the Trustees determine that existing conditions make cash payments undesirable.

Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust. The Trust does not hold an annual meeting of shareholders. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he owns and fractional votes for fractional shares he owns. All shares of a Fund have equal voting rights and liquidation rights. All shares of a fund are redeemable, freely transferable, and have equal dividend, voting and liquidation rights.

         PRINCIPAL HOLDERS OF THE FUNDS [confirm all holdings]


As of June 25, 2004, the following persons owned five percent (5%) or more of the Equity Fund:


NAME AND ADDRESS
PERCENT OUTSTANDING
- ----------------
Charles Peters       12.04%
1786 Golf Ridge Dr. S.
Bloomfield Hills, MI  48302-1730


As of June 25, 2004, the following persons owned five percent
(5%) or more of the Money Market Fund:

NAME AND ADDRESS
PERCENT OUTSTANDING
- ----------------
Ian C. Brown                    7.04%
5238 Leona St.
Oakland, CA 94619

Lemanski Trust                  6.70%
2004 Valley Lo Lane
Glenview, IL  60025

Eric Norgaard Living Trust      9.73%
950 North Milwaukee Avenue
Glenview, IL  60025

As of June 25, 2004, the officers, directors and members of the Board of Trustees of the Trust owned 4.59% of the Core Equity Fund and 0.00% of the Money Market Fund.

                        ADDITIONAL INVESTMENT INFORMATION

This section contains a more detailed discussion of some of the investments a Fund may make and some of the techniques it may use, as described in the Prospectus. The investment objective of each Fund and all policies not specified as fundamental may be changed by the Board of Trustees without the affirmative vote of a majority of the outstanding shares of the Fund. Any change in objective may result in the Fund having an investment objective different from the objective which the shareholders considered appropriate at the time of investment in the Fund. As used in the Prospectus and this Statement of Additional Information, the term "majority" of the outstanding shares of the Trust (or of any series) means the lesser of (1) 67% or more of the outstanding shares of the Trust (or the applicable series) present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust (or applicable series) are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Trust (or the applicable series).

INVESTMENT LIMITATIONS

FUNDAMENTAL INVESTMENT RESTRICTIONS. The investment restrictions described below are fundamental and may not be changed without the affirmative vote of a majority of the outstanding shares of the applicable Fund. Except for the limitations on borrowing, percentage restrictions apply as of the time of an investment and without regard to later increases or decreases in the value of securities or total net assets.

BORROWING MONEY. The Funds will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time when the borrowing is made. This limitation does not preclude a Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

SENIOR SECURITIES. The Funds will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund's engagement in such activities is (a) consistent with or permitted by the Investment Company Act of 1940, as amended, the rules and regulations promulgated thereunder or interpretations of the Securities and Exchange Commission or its staff and (b) as described in the Prospectus and this Statement of Additional Information.

UNDERWRITING. The Funds will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

REAL ESTATE. The Funds will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies which are engaged in the real estate business or have a significant portion of their assets in real estate (including real estate investment trusts).

COMMODITIES. The Funds will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude a Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

LOANS. The Funds will not make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

CONCENTRATION. Neither Fund will invest 25% or more of its total assets in a particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. The following policies have been adopted by the Trust with respect to each Fund and may be changed at any time by the Board of Trustees without shareholder approval.

PLEDGING. A Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation. The Fund will not mortgage, pledge or hypothecate more than 1/3 of its assets in connection with borrowings.

BORROWING. A Fund will not purchase any security while borrowings (including reverse repurchase agreements) representing more than 5% of its total assets are outstanding.

MARGIN PURCHASES. A Fund will not purchase securities or evidences of interest thereon on "margin." This limitation is not applicable to short-term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

SHORT SALES. A Fund will not effect short sales of securities unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short.

OPTIONS. A Fund will not purchase or sell puts, calls, options or straddles except as described in the Prospectus and this Statement of Additional Information.

ILLIQUID INVESTMENTS. A Fund will not invest more than 5% of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.

FUND SECURITIES

Although not principal to the Funds' investment strategies, the Funds may from time to time invest in the following securities:

U.S. GOVERNMENT SECURITIES. Each Fund may invest in U.S. government securities. U.S. government securities may be backed by the credit of the government as a whole or only by the issuing agency. U.S. Treasury bonds, notes, and bills and some agency securities, such as those issued by the Federal Housing Administration and the Government National Mortgage Association (GNMA), are backed by the full faith and credit of the U.S. government as to payment of principal and interest and are the highest quality government securities. Other securities issued by U.S. government agencies or instrumentalities, such as securities issued by the Federal Home Loan Banks and the Federal Home Loan Mortgage Corporation (FHLMC), are supported only by the credit of the agency that issued them, and not by the U.S. government. Securities issued by the Federal Farm Credit System, the Federal Land Banks, and the Federal National Mortgage Association (FNMA) are supported by the agency's right to borrow money from the U.S. Treasury under certain circumstances, but are not backed by the full faith and credit of the U.S. government.

MORTGAGE-RELATED SECURITIES. One form of U.S. government securities in which each Fund may invest is mortgage-related securities. Mortgage-related securities include securities representing interests in a pool of mortgages. These securities, including securities issued by FNMA, GNMA and FHLMC, provide investors with payments consisting of both interest and principal as the mortgages in the underlying mortgage pools are repaid. The Funds will only invest in pools of mortgage loans assembled for sale to investors by agencies or instrumentalities of the U.S. government. Unscheduled or early payments on the underlying mortgages may shorten the securities' effective maturities.

Other types of securities representing interests in a pool of mortgage loans are known as collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits (REMICs) and multi-class pass-throughs. CMOs and REMICs are debt instruments collateralized by pools of mortgage loans or other mortgage-backed securities. Multiclass pass-through securities are equity interests in a trust composed of mortgage loans or other mortgage-backed securities. Payments of principal and interest on underlying collateral provide the funds to pay debt service on the CMO or REMIC or make scheduled distributions on the multi-class pass-through securities. The Funds will only invest in CMOs, REMICs and multi-class pass-through securities (collectively "CMOs" unless the context indicates otherwise) issued by agencies or instrumentalities of the U.S. government (such as FHLMC). Neither Fund will invest in "stripped" CMOs, which represent only the income portion or the principal portion of the CMO.

CMOs are issued with a variety of classes or "tranches," which have different maturities and are often retired in sequence. One or more tranches of a CMO may have coupon rates, which reset periodically at a specified increment over an index such as the London Interbank Offered Rate ("LIBOR"). These "floating rate CMOs," typically are issued with lifetime "caps" on their coupon rate, which means that there is a ceiling beyond which the coupon rate may not be increased. The yield of some floating rate CMOs varies in excess of the change in the index, which would cause the value of such CMOs to fluctuate significantly once rates reach the cap.

REMICs, which have elected to be treated as such under the Internal Revenue Code, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities. As with other CMOs, the mortgages which collateralize the REMICs in which a Fund may invest include mortgages backed by GNMA certificates or other mortgage pass-throughs issued or guaranteed by the U.S. government, its agencies or instrumentalities.

The average life of securities representing interests in pools of mortgage loans is likely to be substantially less than the original maturity of the mortgage pools as a result of prepayments or foreclosures of such mortgages. Prepayments are passed through to the registered holder with the regular monthly payments of principal and interest, and have the effect of reducing future payments. To the extent the mortgages underlying a security representing an interest in a pool of mortgages are prepaid, a Fund may experience a loss (if the price at which the respective security was acquired by the Fund was at a premium over par, which represents the price at which the security will be redeemed upon prepayment). In addition, prepayments of such securities held by a Fund will reduce the share price of the Fund to the extent the market value of the securities at the time of prepayment exceeds their par value. Furthermore, the prices of mortgage-related securities can be significantly affected by changes in interest rates. Prepayments may occur with greater frequency in periods of declining mortgage rates because, among other reasons, it may be possible for mortgagors to refinance their outstanding mortgages at lower interest rates. In such periods, it is likely that any prepayment proceeds would be reinvested by a Fund at lower rates of return. Investment in such securities could also subject the Funds to "maturity extension risk" which is the possibility that rising interest rates may cause prepayments to occur at a slower than expected rate. This particular risk may effectively change a security which was considered a short or immediate-term security at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities.

OPTION TRANSACTIONS. The Equity Fund may engage in option transactions involving individual securities and market indices. An option involves either (a) the right or the obligation to buy or sell a specific instrument at a specific price until the expiration date of the option, or (b) the right to receive payments or the obligation to make payments representing the difference between the closing price of a market index and the exercise price of the option expressed in dollars times a specified multiple until the expiration date of the option. Options are sold (written) on securities and market indices. The purchaser of an option on a security pays the seller (the writer) a premium for the right granted but is not obligated to buy or sell the underlying security. The purchaser of an option on a market index pays the seller a premium for the right granted, and in return the seller of such an option is obligated to make the payment. A writer of an option may terminate the obligation prior to expiration of the option by making an offsetting purchase of an identical option. Options are traded on organized exchanges and in the over-the-counter market. Options on securities which the Fund sells (writes) will be covered or secured, which means that it will own the underlying security (for a call option); will segregate with the Custodian high quality liquid debt obligations equal to the option exercise price (for a put option); or (for an option on a stock index) will hold a portfolio of securities substantially replicating the movement of the index (or, to the extent it does not hold such a portfolio, will maintain a segregated account with the Custodian of high quality liquid debt obligations equal to the market value of the option, marked to market daily). When the Fund writes options, it may be required to maintain a margin account, to pledge the underlying securities or U.S. government securities or to deposit liquid high quality debt obligations in a separate account with the Custodian.

The purchase and writing of options involves certain risks. The purchase of options limits the Fund's potential loss to the amount of the premium paid and can afford the Fund the opportunity to profit from favorable movements in the price of an underlying security to a greater extent than if transactions were effected in the security directly. However, the purchase of an option could result in the Fund losing a greater percentage of its investment than if the transaction were effected directly. When the Fund writes a covered call option, it will receive a premium, but it will give up the opportunity to profit from a price increase in the underlying security above the exercise price as long as its obligation as a writer continues, and it will retain the risk of loss should the price of the security decline. When the Fund writes a covered put option, it will receive a premium, but it will assume the risk of loss should the price of the underlying security fall below the exercise price. When the Fund writes a covered put option on a stock index, it will assume the risk that the price of the index will fall below the exercise price, in which case the Fund may be required to enter into a closing transaction at a loss. An analogous risk would apply if the Fund writes a call option on a stock index and the price of the index rises above the exercise price.

LOANS OF PORTFOLIO SECURITIES. Each Fund may make short and long-term loans of its portfolio securities. Under the lending policy authorized by the Board of Trustees and implemented by the Adviser in response to requests of broker-dealers or institutional investors which the Adviser deems qualified, the borrower must agree to maintain collateral with the Fund, in the form of cash or U.S. government securities, on a daily marked- to-market basis in an amount at least equal to 100% of the value of the loaned securities. The Fund will continue to receive dividends or interest on the loaned securities and may terminate such loans at any time or reacquire such securities in time to vote on any matter which the Board of Trustees determines to be material. With respect to loans of securities, there is the risk that the borrower may fail to return the loaned securities or that the borrower may not be able to provide additional collateral.

FIXED-INCOME  SECURITIES.  Each  Fund may  invest  in  fixed-income  securities.
Fixed-income securities include, U.S. government securities, mortgage-related securities, repurchase agreements and participation interests in such securities. The Money Market Fund will not invest in corporate debt securities, and the Equity Fund will only invest in corporate debt securities rated A or higher by S&P or Moody's.Fixed-income securities are generally considered to be interest rate sensitive, which means that their value will generally decrease when interest rates rise and increase when interest rates fall. Securities with shorter maturities, while offering lower yields, generally provide greater price stability than longer-term securities and are less affected by changes in interest rates. Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by a pricing committee, subject to review of the Board of Trustees. Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued (except for the Money Market Fund) by using the amortized cost method of valuation, which the Board has determined will represent fair value.

REPURCHASE AGREEMENTS. A repurchase agreement is a short-term investment in which the purchaser (i.e., a Fund) acquires ownership of a U.S. government security (which may be of any maturity) and the seller agrees to repurchase the security at a future time at a set price, thereby determining the yield during the purchaser's holding period (usually not more than seven days from the date of purchase). Any repurchase transaction in which a Fund engages will require full collateralization of the seller's obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, a Fund could experience both delays in liquidating the underlying security and losses in value ("counter-party credit risk"). However, both Funds intend to enter into repurchase agreements only with Firstar Bank, N.A. (the Trust's Custodian), other banks with assets of $1 billion or more and registered securities dealers determined by the Adviser (subject to review by the Board of Trustees) to be creditworthy. The Adviser monitors the creditworthiness of the banks and securities dealers with which a Fund engages in repurchase transactions, and a Fund will not invest more than 5% of its net assets in illiquid securities, including repurchase agreements maturing in more than seven days. The Funds seek to avoid counter-party credit risk by purchasing their securities outright whenever possible.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS. Each Fund may buy and sell securities on a when-issued or delayed delivery basis, with payment and delivery taking place at a future date. The price and interest rate that will be received on the securities are each fixed at the time the buyer enters into the commitment. A Fund may enter into such forward commitments if it holds, and maintains until the settlement date in a separate account at the Trust's Custodian, cash or U.S. government securities in an amount sufficient to meet the purchase price. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Any change in value could increase fluctuations in a Fund's share price and yield. Although a Fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio, a Fund may dispose of a commitment prior to the settlement if the Adviser deems it appropriate to do so.

FLOATING AND VARIABLE RATE OBLIGATIONS. Each Fund may invest in floating and variable rate obligations. Floating rate obligations have an interest rate which is fixed to a specified interest rate, such as a bank prime rate, and is automatically adjusted when the specified interest rate changes. Variable rate obligations have an interest rate which is adjusted at specified intervals to a specified interest rate. Periodic interest rate adjustments help stabilize the obligations' market values.

A Fund may purchase these obligations from the issuers or may purchase participation interests in pools of these obligations from banks or other financial institutions. Variable and floating rate obligations may carry demand features that permit a Fund to sell the obligations back to the issuers or to financial intermediaries at par value plus accrued interest upon short notice at any time or prior to specific dates. The inability of the issuer or financial intermediary to repurchase an obligation on demand could affect the liquidity of the Fund's portfolio. Frequently, obligations with demand features are secured by letters of credit or comparable guarantees.

BORROWING. A Fund may borrow money for temporary or emergency purposes in an amount not exceeding 33 1/3% of the value of the Fund's total assets (calculated after such borrowing). Borrowings other than from banks are limited to 5% of total assets (calculated before such borrowing).

OTHER INVESTMENT COMPANIES. Each Fund is permitted to invest in other investment companies at any time so long as such investment meets the requirements under the Investment Company Act of 1940. Currently, these are that such investment does not cause a Fund to (a) have more than 5% of the value of its total assets invested in any one such company, (b) have more than 10% of the Fund's total assets invested in such companies, or (c) own more than 3% of the total outstanding voting stock of any such company.

FOREIGN COMPANIES. The Core Equity Fund may, from time to time, invest in common stock of foreign companies through the purchase of sponsored American Depository Receipts.

INVESTMENT RISKS

INTEREST RATE RISK. The value of fixed income securities, which the Fund purchases may decline because of an increase in interest rates.

CREDIT RISK. The value of fixed income securities which the Fund purchases may decline if the issuer of the security experiences difficulty in making timely interest and principal payments.

COUNTRY RISK. The value of foreign securities may fluctuate because of political, financial and economic events in foreign countries.

CURRENCY RISK. The dollar value of foreign securities may fluctuate because of changing currency exchange rates.

PERFORMANCE INFORMATION

Each Fund may periodically advertise "average annual total return." The "average annual total return" of a Fund refers to the average annual compounded rate of return over the stated period that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment. The calculation of "average annual total return" assumes the reinvestment of all dividends and distributions.

Each Fund may also periodically advertise its total return over various periods in addition to the value of a $10,000 investment (made on the date of the initial public offering of the Fund's shares) as of the end of a specified period. The "total return" for a Fund refers to the percentage change in the value of an account between the beginning and end of the stated period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions.

The Money Market Fund may periodically advertise its "yield" and "effective yield." The "yield" of the Fund refers to the income generated by an investment in the Fund over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.

The Funds may also include in advertisements data comparing performance with other mutual funds as reported in non-related investment media, published editorial comments and performance rankings compiled by independent organizations and publications that monitor the performance of mutual funds (such as Lipper Analytical Services, Inc., Morningstar, Inc. or the Donoghue Organization, Inc.). Performance information may be quoted numerically or may be presented in a table, graph or other illustration. In addition, Fund performance may be compared to well-known indices of market performance including the Standard & Poor's (S&P) 500 Index or the Dow Jones Industrial Average. The Funds' Annual Report contains additional performance information. The Report is available upon request and without charge from the Funds' Transfer Agent.

The advertised performance data of each Fund is based on historical performance and is not intended to indicate future performance. Yields and rates of total return quoted by a Fund may be higher or lower than past quotations, and there can be no assurance that any yield or rate of total return will be maintained. The principal value of an investment in the Equity Fund will fluctuate so that a shareholder's shares, when redeemed, may be worth more or less than the shareholder's original investment.


                             MANAGEMENT OF THE FUNDS

TRUSTEES AND OFFICERS

The Trust's Board of Directors has general supervisory responsibilities of the Lake Forest Funds and supervises the investment adviser's activities. The names of the Trustees and executive officers of the Trust are shown below. Each Trustee who is an "interested person" of the Trust, as defined in the Investment Company Act of 1940, is indicated by an asterisk.


EUGENE A. PROFIT, President, Chief Executive Officer and acting
Chief Financial Officer
Profit Investment Management
8720 Georgia Avenue
Suite 808
Silver Spring, Maryland 20910
39 Years Old


Eugene A. Profit, President of Profit Investment Management is responsible for managing the portfolio of the Funds and has acted in this capacity since the close of business on March 5, 2004. Mr. Profit has been the portfolio manager of the Profit Finds Investment trust since October 13, 1997. Mr. Profit has been the President and Chief Executive Officer of the Profit Funds Investment trust since February, 1996; Marketing Director, Crossroads Group, Parsippany, New Jersey (1993 - 1994); Owner, Cravings Bakery (1991 - 1993); and a player in the National Football League ( 1986 - 1991).


ROBERT E. ALFE, Trustee
582 Oakwood Avenue
Lake Forest, IL  60045
63 Years Old

Mr. Alfe is an architect and builder, and the President of Alfe Development Corporation, a real estate development company.


GARY M. PATYK, Trustee
8225 W. Center St. Apt.1
Milwaukee, WI  53222
63 Years Old

Mr. Patyk has been a consultant with LA-Z-BOY Furniture Galleries since 1997. From 1995 to 1997, he was a consultant with Transworld Systems, Inc., an accounts receivable recovery firm, since 1995. Prior to 1995, he was a consultant with Trend Consulting, a general business consulting firm.

KENNETH J. MALEK, Trustee
175 West Jackson Blvd Suite 500
Chicago, IL 60604-2601
48 Years Old

Mr. Malek has been the Vice President of Navigant Consulting Inc. and its predecessors since 1996. Prior to 1996, he was a partner in the Financial Advisory Practice of Ernst & Young.


PATRICK BELL, Assistant Secretary
8720 Georgia Avenue, Suite 808
Silver Spring, Maryland 20910

Mr. Bell joined Profit Investment Management in August 2003, and serves as an assistant portfolio manager to client portfolios. He is responsible for attribution analytics, equity research and business development. Patrick has fifteen years of investment and plan sponsor experience. Prior to joining PIM, Patrick was the Chief Investment Officer, Montgomery County, Maryland Employee Retirement System and a Senior Manager for Fairfax County, Virginia Employee
Retirement System. He is a former trustee of City of Rockville, Maryland Employee Retirement System. Patrick holds a B.S. in Accounting from Long Island University and an MBA from the University of Maryland.

ARTHUR DON, Assistant Secretary (for clerical purposes only) C/O Seyfarth Shaw LLP, 55 East Monroe Street, Suite 4200 Chicago, IL 60603-5803


TRUSTEE COMPENSATION

The compensation paid to the Trustees of the Trust during the last fiscal year is set forth in the following table:

-----------------------------------------------------------------------------------------------
NAME OF PERSON,           AGGREGATE        PENSION OR      ESTIMATED ANNUAL     TOTAL
POSTION                  COMPENSATION      RETIREMENT       BENEFITS UPON    COMPENSATION
                         FROM FUNDS         BENEFITS         RETIREMENT        FROM FUND
                                           ACCRUED AS                           COMPLEX
                                         PART OF EXPENSES                   PAID TO TRUSTEES
-----------------------------------------------------------------------------------------------

Robert E. Alfe               0                 0                  0                 0

-----------------------------------------------------------------------------------------------
Kenneth J. Malek             0                 0                  0                 0
-----------------------------------------------------------------------------------------------
Gary M. Patyk                0                 0                  0                 0

-----------------------------------------------------------------------------------------------

       INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER

Profit Investment Management (the "Adviser"), 8720 Georgia Avenue, Suite 808, Silver Spring, Maryland 20910, performs portfolio management and other services for the Trust pursuant to a Management Agreement entered into on March 5, 2004 (the "Agreement"). The Adviser was formed in February 1996 as a Delaware limited liability company for the purpose of providing investment advice to the Trust and to others.

The Adviser agrees to waive all advisory fees with respect to the services to be rendered by the Adviser. The Adviser shall pay all the compensation and expenses of the Adviser's employees who serve as trustees, officers, employees or agents of the Trust, and shall provide customary clerical services, staff services, office space and office supplies relating to the provision of advisory services to the Trust.

The Trust will pay all operating expenses of the Trust, including the compensation and expenses of any non-interested trustees of the Trust and of any other non-interested persons rendering any services to the Trust; fees and expenses incurred by the Trust in connection with membership in investment company organizations; legal, auditing and accounting expenses; non-organizational expenses of registering shares under federal and state securities laws; insurance expenses; fees and expenses of the custodian, transfer agent, dividend disbursing agent, shareholder service agent, plan agent, administrator, accounting and pricing services agent and underwriter of the Trust; expenses, including clerical expenses of issue, sale, redemption or repurchase of shares of the Trust; the cost of preparing and distributing reports and notices to shareholders, the cost of printing or preparing prospectuses and statements of additional information for delivery to the Trust's current and prospective shareholders; the cost of printing or preparing stock certificates or any other documents, statements or reports to shareholders; expenses of shareholder's meetings and proxy solicitations; advertising, promotion and other expenses incurred directly or indirectly in connection with the sale or distribution of the Trust's shares; and all other operating expenses.

The Adviser will reimburse the Trust for the Trust's expenses, excluding brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expense on securities sold short) and such extraordinary or non-recurring expenses as may arise, in order to maintain the total operating expenses of the Lake Forest Core Equity Fund series at 2.45% of its average daily net assets and to maintain the total operating expenses of the Lake Forest Money Market Fund series at 1.00% of its average daily net assets, in each instance as measured for the period commencing on the close of business on March 5, 2004. The Adviser shall not be required to reimburse the Trust for expenses incurred by the Trust prior to the close of business on March 5, 2004. For the purposes of this agreement, "extraordinary or non-recurring expenses" shall be deemed to include litigation or administrative proceedings to which the Trust may be a party and indemnification of the Trust's trustees and officers with respect thereto, fund liquidation proceedings, if any, and extraordinary shareholders meetings and proxy solicitations. Notwithstanding the foregoing, the Adviser may voluntarily absorb other expenses in its sole discretion.

Subject to its obligation to seek the best qualitative execution, the Adviser may give consideration to sales of shares of the Trust as a factor in the selection of brokers and dealers to execute portfolio transactions. The Adviser (not the Funds) may pay fees to certain persons based on investments made and maintained by investors such persons have referred to the Funds. The Adviser (not the Funds) also may pay certain financial institutions (which may include banks, securities dealers and other industry professionals) a "servicing fee" for performing certain administrative servicing functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation.

The Agreement was adopted as an interim contract pursuant to Rule 15a-4 promulgated under the Investment Company Act of 1940. Subject to earlier termination, the Agreement shall remain in force for a period of one hundred fifty (150) days from March 5, 2004.

During the years ended February 28, 2001, 2002, 2003 and 2004 the Core Equity Fund paid advisory fees of $191,598, $142,850, $93,582 and $74,423 respectively. During the same periods, the Money Market Fund paid advisory fees of $45,492 $40,968,$34,343, and $30,736 respectively. These fees were paid to a previous unaffiliated adviser.

The Trust's previous adviser retains the right to use the name "Lake Forest Funds" in connection with another investment company or business enterprise with which such previous adviser is or may become associated. While the Trust's right to use the name "Lake Forest Funds" automatically ceased thirty days after termination of the management agreement with the previous adviser, the previous adviser has orally agreed to permit the Trust to continue to use the name for an indefinite period of time. The previous adviser may revoke this permission at any time.

The Adviser  may make  payments to banks or other  financial  institutions  that provide shareholder services and administer shareholder accounts. The Glass-Steagall Act prohibits banks from engaging in the business of underwriting, selling or distributing securities. Although the scope of this prohibition under the Glass-Steagall Act has not been clearly defined by the courts or appropriate regulatory agencies, management of the Funds believes that the Glass-Steagall Act should not preclude a bank from providing such services. However, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law. If a bank were prohibited from continuing to perform all or a part of such services, the Adviser believes that there would be no material impact on the Funds or their shareholders. Banks may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. The Funds may purchase from time to time securities issued by banks which provide such services; however, in selecting investments for the Funds, no preference will be shown for such securities.

In approving the March 5, 2004 interim management agreement with Profit Investment Management, the independent Trustees considered all information they deemed reasonably necessary to evaluate the terms of the management agreement, in conjunction with experienced counsel independent from the former and current advisers. The agreement was made on an interim basis due to the mutual termination of the management agreement with the Trust's previous adviser. In particular, in approving the interim agreement, the Trustees acknowledged that
(1) the new Adviser had agreed to serve on an interim basis for no compensation, and had agreed to expense limitations similar to the expense limitations of another mutual fund managed by the Adviser, (2) the Adviser has excellent short-term and longer-term investment performance managing an equity fund similar in investment strategy and size of assets to the Core Equity Fund, (3) the Adviser has staff available to manage the Money Market Fund, and (4) in general, the Adviser has the scope and quality of resources necessary to serve as Adviser to a smaller mutual fund similar to the Trust, including experience coordinating activities of outside service providers and maintaining compliance with applicable laws. Although no decision has been made yet with respect to any strategic transactions relating to the Trust or its two funds, the Trustees also recognized that the Adviser had recently merged a smaller unaffiliated fund group into the Adviser's other fund, in a way that was deemed beneficial to the shareholders of both of the other fund groups. No single factor was considered in isolation or deemed to be determinative to the decision to approve the interim management agreement. Instead, the Trustees concluded, in light of all the circumstances, that it was in the best interests of the Trust and its shareholders to approve the interim management agreement.

CUSTODIAN

U.S. Bank, 425 Walnut Street, Cincinnati, Ohio 45202, is Custodian of each Fund's investments. The Custodian acts as each Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect hereto, disburses funds at the Fund's request and maintains records in connection with its duties.

TRANSFER AGENT /ADMINISTRATOR

Unified Fund Services, Inc., P.O. Box 6110, Indianapolis, IN 46206-6110, acts as each Fund's transfer agent and, in such capacity, maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other accounting and shareholder service functions. In addition, Unified Fund Services, Inc. provides each Fund with certain monthly reports, record-keeping and other management-related services.

ACCOUNTANTS

The firm of Briggs, Bunting & Dougherty, LLP, Two Penn Center Plaza, Suite 820, Philadelphia, Pennsylvania, 19102, has been selected as independent public accountants for the Trust. Briggs, Bunting & Dougherty, LLP performs an annual audit of the funds' financial statements and provides financial, tax and accounting consulting services as requested.

LEGAL COUNSEL

The firm of Seyfarth Shaw LLP, 55 East Monroe Street, Suite 4200, Chicago, Illinois 60603 acts as legal counsel to the Funds.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to policies established by the Board of Trustees of the Trust, the Adviser is responsible for the Trust's portfolio decisions and the placing of the Trust's portfolio transactions. In placing portfolio transactions, the Adviser seeks the best qualitative execution for the Trust, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.

The Adviser is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Trust and/or the other accounts over which the Adviser exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser's overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion.

Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analysis of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Trust effects securities transactions may also be used by the Adviser in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Adviser in connection with its services to the Trust. Although research services and other information are useful to the Trust and the Adviser, it is not possible to place a dollar value on the research and other information received. It is the opinion of the Board of Trustees and the Adviser that the review and study of the research and other information will not reduce the overall cost to the Adviser of performing its duties to the Trust under the Agreement.

Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to market makers may include the spread between the bid and asked prices.

To the extent that the Trust and another of the Adviser's clients seek to acquire the same security at about the same time, the Trust may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Trust may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one client, the resulting participation in volume transactions could produce better executions for the Trust. In the event that more than one client wants to purchase or sell the same security on a given date, the purchases and sales will normally be made by random client selection.

During the fiscal year ended February 298, 2004, the Core Equity Fund paid brokerage commissions in the aggregate amount of [$3,411]. Since money market transactions are usually principal transactions with issuers or dealers, the Money Market Fund ordinarily pays no brokerage commissions., and the Fund paid no commissions during the fiscal year ended February 29, 2004.


                   PURCHASE, REDEMPTION AND PRICING OF SHARES

HOW TO INVEST IN EACH FUND

Subject to a minimum initial investment of $2,500 for each Fund ($1,000 for tax sheltered accounts such as IRAs, MSAs and similar accounts) and minimum subsequent investments of $500, you may invest any amount you choose, as often as you want, in either Fund. You may diversify your investments by choosing a combination of the Funds for your investment program.

INITIAL PURCHASE

BY MAIL. You may purchase shares of each Fund by completing and signing the investment application form which accompanies this Prospectus and mailing it, in proper form, together with a check (subject to the above minimum amounts) made payable to The Lake Forest Funds, and sent to the Custodian at:

Lake Forest Funds
c/o Unified Fund Services, Inc.
P.O. Box 6110 Indianapolis, IN 46206-6110


Please identify the Fund(s) in which you wish to invest.

Your purchase of shares of the Lake Forest Core Equity Fund will be effected at the next share price calculated after receipt of your investment. Your order for shares of the Lake Forest Money Market Fund will not be complete until the Fund has received federal funds. If a check for purchase of shares is not drawn on federal funds, shares will be purchased at the next share price calculated after the check is converted into federal funds (normally two days or less).

BY WIRE. You may also purchase shares of each Fund by wiring federal funds from your bank, which may charge you a fee for doing so. If money is to be wired, you must first call Unified Fund Services, Inc., the Funds' Transfer Agent, at (800) 592- 7722 and then provide the following information in your wire:

LAKE FOREST CORE EQUITY FUND                      LAKE FOREST MONEY MARKET FUND:

U.S. Bank, CINTI/TRUST                            U.S. Bank  CINTI/TRUST
ABA #0420-0001-3                                  ABA #0420-0001-3
Attn: Lake Forest Core Equity Fund                Attn: Lake Forest Money Market Fund
DDA # 199457631                                   DDA # 199457631

Account Name                                      Account Name
(write in shareholder name)                      (write in shareholder name)
Shareholder Account # (write in account #)        Shareholder Account # (write in account #)



U.S. Bank,  CINTI/TRUST  U.S. Bank CINTI/TRUST ABA #0420-0001-3 ABA #0420-0001-3
Attn: Lake Forest Core Equity Fund Attn: Lake Forest Money Market Fund DDA # 199457631 DDA # 199457631 Account Name Account Name (write in shareholder name) (write in shareholder name) Shareholder Account # (write in account #) Shareholder Account # (write in account #)

You are required to mail a signed application to the Transfer Agent at the above address in order to complete your initial wire purchase. Wire orders will be accepted only on a day on which the Funds and the Custodian and Transfer Agent are open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the Funds. Any delays which may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the Funds or the Transfer Agent. The Transfer Agent or the Custodian may charge you a fee for wire transfers.

Currently, that fee is a total of $15.00. If, however,  Automated Clearing House
(ACH) is used for incoming transfers, there will be no fee. Any charges for wire transfers will be deducted from your Fund account by redemption of shares. Your bank may also charge you a fee for this service.

ADDITIONAL INVESTMENTS. You may purchase additional shares of either Fund at any time (minimum of $500) by mail or wire. Each additional purchase request must contain your name, the name of your account(s), your account number(s), and the Fund(s) in which you wish to invest. Checks should be made payable to The Lake Forest Funds and should be sent to the Custodian's address. A bank wire should be sent as outlined above.

AUTOMATIC INVESTMENT OPTION. You may arrange to make additional investments ($100 minimum) automatically on a monthly or bi- monthly basis by transfers from your checking account. You must complete the Optional Automatic Investment Plan section of the investment application and provide the Trust with a voided check to institute this option. You may terminate this automatic investment program at any time, and the Fund may modify or terminate the plan at any time.

TAX SHELTERED PLANS. Since the Funds are oriented to longer-term investments, shares of the Funds may be an appropriate investment medium for tax sheltered retirement plans, including: individual retirement plans (IRAs); Medical Savings Accounts (MSAs); simplified employee pensions (SEPs); 401(k) plans; qualified corporate pension and profit sharing plans (for employees); tax deferred investment plans (for employees of public school systems and certain types of charitable organizations); and other qualified retirement plans. You should contact the Transfer Agent for the procedure to open an IRA or SEP plan, as well as more specific information regarding these retirement plan options.

Consultation with an attorney or tax adviser regarding these plans is advisable. Custodial fees for tax-sheltered accounts will be paid by the shareholder by redemption of sufficient shares of the Fund from the account unless the fees are paid directly to the custodian. You can obtain information about the custodial fees from the Transfer Agent.

OTHER PURCHASE INFORMATION. Dividends begin to accrue after you become a shareholder. The Funds do not issue share certificates. All shares are held in non-certificate form registered on the books of the Fund and the Fund's Transfer Agent for the account of the shareholder. The Funds reserve the right to limit the amount of purchases and to refuse to sell to any person. If your check or wire does not clear, you will be charged $20.00 and will be responsible for any loss incurred. If you are already a shareholder, the Fund can redeem shares from any identically registered account in either Fund as reimbursement for any loss incurred. You may be prohibited or restricted from making future purchases in either Fund.

EXCHANGE PRIVILEGE

As a shareholder in any Fund, you may exchange shares valued at $1,000 or more for shares of any other Fund in the Trust. An exchange may be made by written request signed by all registered owners of the account mailed to the Transfer Agent. Exchanges may also be requested by calling the Transfer Agent if you have completed the Optional Telephone Redemption and Exchange section of the investment application. For information about liability for losses due to unauthorized or fraudulent instructions, see "By Telephone." Requests for exchanges received prior to close of trading on the New York Stock Exchange (currently 4:00 p.m. New York Time) will be processed at the next determined net asset value as of the close of business on the same day. You will be charged a fee by the Transfer Agent for each exchange. Currently such fees are $5.00 per exchange per account.

An exchange is made by redeeming shares of one Fund and using the proceeds to buy shares of another Fund, with the net asset value for the redemption and the purchase calculated on the same day. An exchange results in a sale of shares for federal income tax purposes. If you make use of the Exchange Privilege, you may realize either a long-term or short-term capital gain or loss on the shares redeemed.

Before making an exchange, you should consider the investment objective of the Fund to be purchased. If your exchange creates a new account, you must satisfy the requirements of the Fund in which shares are being purchased. You may make an exchange to a new account or an existing account; however, the account ownerships must be identical. Exchanges may be made only in states where an exchange may legally be made. The Funds reserve the right to terminate or modify the Exchange Privilege in the future upon 60 days prior notice to the shareholders. If your account is subject to backup withholding, you may not use the Exchange Privilege.

Because excessive trading can hurt the Funds' performance and shareholders, the Funds also reserve the right to temporarily or permanently terminate, with or without advance notice, the Exchange Privilege of any investor who makes excessive use of the Exchange Privilege (e.g. more than five exchanges per calendar year). Your exchanges may be restricted or refused if a Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets. In particular, a pattern of exchanges with a "market timer" strategy may be disruptive to the Funds.

HOW TO REDEEM SHARES

BY MAIL. You may redeem any part of your account in either Fund by mail. All redemptions will be made at the net asset value determined after the redemption request has been received by the Transfer Agent in proper order. The proceeds of the redemption may be more or less than the purchase price of your shares, depending on the market value of the Fund's securities at the time of your redemption. You will be charged a redemption fee of 0.50% of the net asset value of shares held less than 90 days.

Your request should be addressed to:

The Lake Forest Funds
c/o Unified Fund Services, Inc.
P.O. Box 6110 Indianapolis, IN 46206-6110

"Proper order" means your request for a redemption must include your letter of instruction, including the Fund name, account number, account name(s), the address and the dollar amount or number of shares you wish to redeem. This request must be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered. For all redemptions, the Funds require that signatures be guaranteed by a bank or member firm of a national securities exchange. Signature guarantees are for the protection of shareholders. At the discretion of a Fund or the Transfer Agent, a shareholder, prior to redemption, may be required to furnish additional legal documents to insure proper authorization.

BY TELEPHONE. You may request a redemption of your shares in either Fund by calling the Transfer Agent and requesting that proceeds be mailed to you or wired to your bank or brokerage firm. You must first complete the Optional Telephone Redemption and Exchange section of the investment application to institute this option. The redemption will be effected at the next determined share price. The proceeds will then be made payable to the registered shareholder and mailed to the address registered on the account, or wired to your bank or brokerage firm, as authorized by you on your application. The Transfer Agent and the Custodian may charge you a fee for wire transfers. Currently that fee is a total of $30.00. If Automated Clearing House (ACH) is used for outgoing transfers, however, there will be no fee. Any charges for wire redemptions will be deducted from your Fund account by redemption of shares.

The Funds, the Adviser, the Transfer Agent and the Custodian are not liable for following redemption or exchange instructions communicated by telephone that they reasonably believe to be genuine. If, however, they do not emplov reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions.

Procedures employed will include recording telephone instructions and requiring a form of personal identification from the caller. The telephone redemption and exchange procedures may be terminated at any time by the Funds or the Transfer Agent. During periods of extreme market activity it is possible that shareholders may encounter some difficulty in telephoning the Funds, although neither the Funds nor the Transfer Agent have ever experienced difficulties in receiving and in a timely fashion responding to telephone requests for redemptions or exchanges. If you are unable to reach the Funds by telephone, you may request a redemption or exchange by mail or facsimile.

BY SYSTEMATIC WITHDRAWAL PLAN. As another convenience, the Funds offer a Systematic Withdrawal Program whereby shareholders may request that a check drawn in a predetermined amount be sent to them each month or calendar quarter. A shareholder's account must have Fund shares with a value of at least $10,000 in order to start a Systematic Withdrawal Program, and the minimum amount that may be withdrawn each month or quarter under the Systematic Withdrawal Program is $100. This Program may be terminated by a shareholder or the Funds at any time without charge or penalty and will become effective five business days following receipt of your instructions. Shares will be sold within 3 business days before month-end. A withdrawal under the Systematic Withdrawal Program involves a redemption of shares, and may result in a gain or loss for federal income tax purposes. In addition, if the amount withdrawn exceeds the dividends credited to the shareholder's account, the account ultimately may be depleted.

ADDITIONAL INFORMATION. If you are not certain of the requirements for a redemption please call the Transfer Agent at (800) 592-7722. The Funds charge an account closing fee of $15.00. Redemptions specifying a certain date or share price cannot be accepted and will be returned. We will mail or wire you the proceeds on or before the fifth business day following the redemption. However, payment for redemption made against shares purchased by check (other than exchanges into the other Fund) will be made only after the check has been collected, which normally may take up to fifteen days. Also, when the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing or under any emergency circumstances, as determined by the Securities and Exchange Commission, we may suspend redemptions or postpone payment dates.

Because the Funds incur certain fixed costs in maintaining shareholder accounts, each Fund reserves the right to require any shareholder to redeem all of his or her shares in the Fund on 30 days' written notice from the date the value of his or her shares in the Fund is less than $2,500, or such other minimum amount as the Fund may determine from time to time. A fee of $5.00 per month may be charged to accounts (except IRAs and Medical Savings Accounts) that, due to shareholder redemptions, fall below $2,500. Such fee will be paid to the Adviser. An involuntary redemption constitutes a sale. You should consult your tax adviser concerning the tax consequences of involuntary redemptions. A shareholder may increase the value of his or her shares in the Fund to the minimum amount within the 30-day period. Each share of each Fund is subject to redemption at any time if the Board of Trustees determines in its sole discretion that failure to so redeem may have materially adverse consequences to all or any of the shareholders of the Trust or any Fund of the Trust.

SHARE PRICE CALCULATION

The share price (net asset value) of the Equity Fund is calculated once daily, as of the close of trading on the New York Stock Exchange (4:00 p.m., New York
Time), on any day when the New York Stock Exchange and the Custodian are open for business. The net asset value of shares of the Money Market Fund is calculated twice daily as of 12:00 p.m. and 4:00 p.m., New York Time, on any day when the New York Stock Exchange and the Custodian are open for business. The price of the shares of a Fund will also be calculated on other days if there is sufficient trading in the Fund's portfolio securities that its net asset value might be materially affected. The net asset value per share of each Fund is computed by dividing the sum of the value of the securities held by the Fund plus any cash or other assets minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding at such time, rounded to the nearest cent. For the Money Market Fund, this is known as the penny-rounding method of pricing.

Securities which are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when it is determined that the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by a pricing committee, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust. Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional- size trading units of debt securities without regard to sale or bid prices. When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by a pricing committee, subject to review of the Board of Trustees. Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued (except for the Money Market Fund) by using the amortized cost method of valuation, which the Board has determined will represent fair value.

The Money Market Fund seeks to maintain a stable net asset value of $1.00 per share pursuant to Rule 2a-7 under the Investment Company Act of 1940. In accordance with Rule 2a-7, the Fund will maintain a dollar-weighted average portfolio of 90 days or less, purchase only instruments having remaining maturities of 397 days or less (except for U.S. government securities, which may have remaining maturities of 762 days or less) and invest only in U.S. dollar denominated securities determined in accordance with procedures established by the Board of Trustees to present minimal credit risks.

DIVIDENDS AND DISTRIBUTIONS

Each Fund intends to distribute substantially all of its net investment income as dividends to its shareholders. The Equity Fund intends to declare and pay dividends on a quarterly basis, and the Money Market Fund intends to declare dividends daily and pay them monthly. Each Fund intends to distribute its net long- term capital gains at least once a year and its net short-term capital gains at least once a year. Income dividends and capital gain distributions are automatically reinvested in additional shares at the net asset value per share on the distribution date. An election to receive a cash payment of dividends and/or capital gain distributions may be made in the application to purchase shares or by separate written notice to the Transfer Agent. Shareholders will receive a confirmation statement reflecting the payment and reinvestment of dividends and summarizing all other transactions. If cash payment is requested, a check normally will be mailed within five business days after the payable date. If you withdraw your entire account, all dividends accrued to the time of withdrawal, including the day of withdrawal, will be paid at that time. You may elect to have distributions on shares held in IRAs and 403(b) plans paid in cash only if you are 59 1/2 years old or permanently and totally disabled or if you otherwise qualify under the applicable plan.

TAXES

This section is not intended to be a full discussion of all the aspects of the federal income tax law and its effects on shareholders. Shareholders are urged to consult their own tax advisers regarding specific questions as to federal, state or local taxes, the tax effect of distributions and withdrawals from the Fund and the use of the Exchange Privilege.

Each Fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended. By so qualifying, a Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains. For federal income tax purposes, each Fund is treated as a separate entity for the purpose of computing taxable net income and net realized capital gains and losses. Dividends paid by each Fund from ordinary income and short-term capital gains are taxable to shareholders as ordinary income, but may be eligible in part for the dividends received deduction for corporations. Any distributions designated as being made from net realized long-term capital gains are taxable to shareholders as long-term capital gains regardless of the holding period of the shareholder. Distributions are taxable whether received in cash or reinvested in additional shares.

A dividend received shortly after the purchase of shares reduces the net asset value of the shares by the amount of the dividend and although in effect a return of capital, such dividend will be taxable to the shareholder. If a shareholder realizes a loss on the sale or exchange of any shares held for six months or less and if the shareholder received a capital gain distribution during such six-month period, then the loss is treated as a long-term capital loss to the extent of the capital gain distribution. An exchange results in a sale of shares for federal income tax purposes. If you make use of the Exchange Privilege, you may realize either a long-term or short-term capital gain or loss on the shares redeemed.

Each Fund will mail to each shareholder after the close of the calendar year a statement setting forth the federal income tax status of distributions made during the year. Dividends and capital gains distributions may also be subject to state and local taxes.

If for any reason you don't provide the Funds with your correct Social Security or Tax I.D. number (or certify that you are not subject to backup withholding), the Funds are required by the Code to withhold 31% of taxable dividends and proceeds of certain exchanges and redemptions.

                             INVESTMENT PERFORMANCE

The Core Equity Funds' total return for the fiscal years ended February 29, 2004, February 28, 2003, February 28, 2002, February 28, 2001, February 29, 2000, February 28, 1999, and February 28, 1998, was 33.13%, (27.62)%, (11.76)%,
(14.02)%, 9.33%, 14.03%, and 30.87%, respectively.

The Money Market Fund's current and effective yields for the seven-day period ended February 28, 2004, were 0.70% and 0.70% respectively. The Money Market Fund's current and effective yields for the seven-day period ended February 28, 2003 were .98% and .98% respectively. The Money Market Fund's current and effective yields for the seven-day period ended February 28, 2002 were 1.43% and 1.46% respectively. The Money Market Fund's current and effective yields for the seven-day period ended February 28, 2001 were 5.19% and 5.33%, respectively. The Money Market Fund's current and effective yields for the seven-day period ended February 29, 2000 were 5.57% and 5.73%, respectively. The Money Market Fund's current and effective yields for the seven-day period ended February 28, 1999 were 4.63% and 4.73%, respectively.

"Average annual total return," as defined by the Securities and Exchange Commission, is computed by finding the average annual compounded rates of return (over the one and five year periods and the period from initial public offering through the end of a Fund's most recent fiscal year) that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                   P(1+T)n=ERV

Where:        P   = a hypothetical $1,000 initial investment
              T   = average annual total return
              n   = number of years
              ERV = ending redeemable value at the end of the
                    applicable period of the hypothetical $1,000 investment made at the beginning of the applicable period.

The computation assumes that all dividends and distributions are reinvested at the net asset value on the reinvestment dates and that a complete redemption occurs at the end of the applicable period.

Current yield for the Money Market Fund is computed by determining the net change in the value of a hypothetical pre- existing account with a balance of one share at the beginning of a seven calendar day period (the "Base Period") and dividing the net change by the value of the account at the beginning of the Base Period to obtain the base period return, and then multiplying the base period return by (365/7) with the resulting yield figure carried to at least the nearest hundredth of one percent. Effective yield is computed by compounding the base period return, according to the following formula: effective yield = [(base period return + 1) 365/7] - 1. A Fund's investment performance will vary depending upon market conditions, the composition of the Fund's portfolio and operating expenses of the Fund. These factors and possible differences in the methods and time periods used in calculating non-standardized investment performance should be considered when comparing the Fund's performance to those of other investment companies or investment vehicles. The risks associated with the Fund's investment objective, policies and techniques should also be considered. At any time in the future, investment performance may be higher or lower than past performance, and there can be no assurance that any performance will continue.

From time to time, in advertisements, sales literature and information furnished to present or prospective shareholders, the performance of the Funds may be compared to indices of broad groups of unmanaged securities considered to be representative of or similar to the portfolio holdings of the appropriate Fund or considered to be representative of the stock market in general. The Funds may use the Standard & Poor's 500 Stock Index or the Dow Jones Industrial Average.

In addition, the performance of either Fund may be compared to other groups of mutual funds tracked by any widely used independent research firm which ranks mutual funds by overall performance, investment objectives and assets, such as Lipper Analytical Services, Inc., Morningstar, Inc. or the IBC Financial Data, Inc. The objectives, policies, limitations and expenses of other mutual funds in a group may not be the same as those of the applicable Fund. Performance rankings and ratings reported periodically in national financial publications such as Barron's and Fortune also may be used.

                              FINANCIAL STATEMENTS

The Financial Statements are incorporated herein by reference to the Funds' Annual Report for the fiscal year ended February 29, 2004.

================================================================================
                                Lake Forest Funds
================================================================================



                                  Annual Report

                                February 29, 2004




                                  Fund Advisor:

                          Profit Investment Management
                                8720 Georgia Ave.
                                    Suite 808
                            Silver Springs, MD 20910


                            Toll Free: (800) 592-7722

Management's Discussion & Analysis                           Lake Forest Funds
April 15, 2004


Dear Lake Forest Shareholder:

         As you are aware by now, on March 5, 2004, shortly after the conclusion of the fiscal year covered by this report, the Board of Trustees of the Lake Forest Funds accepted the resignation of Boberski & Company as Advisor to the Funds and appointed Profit Investment Management as Advisor to the Lake Forest Funds. Although we were not the Advisor for the period covered by this report, below are our thoughts on the equity markets, the Lake Forest Funds and our current management of your Funds. Profit Investment Management has $239 million in assets under management as of March 31st, 2004. Since taking over the Lake Forest Core Equity portfolio the Profit Investment team has been able to outperform the S&P 500 Index over the period March 5, 2004 to April 15, 2004 with a total return of -1.36% as compared to the S&P 500 Index's -2.28% total return with a Fund portfolio that had underperformed its benchmark S&P 500 Index in each of its past 5-year, 3-year, 1-year and year to date periods for the fiscal year period ending 2/29/2004. This out-performance, although achieved over a short time period, is consistent with Profit's performance in its Profit Value Fund where it has achieved outperformance to its S&P 500 Index in each of the 5-year, 3-year, 1-year, and year to date periods for the comparative period discussed above for the Lake Forest Core Equity Fund.

LAKE FOREST CORE EQUITY FUND

         After three continuous years of negative returns from the US stock market, in 2003 we saw the market rebound from one of the worst periods since the 1970's, by posting its highest gain since 1997. Along with the market's positive gain, although underperforming the S&P 500 Index's 38.5% gain, the Lake Forest Core Equity Fund increased 33.13% for the fiscal year period ending February 29, 2004.

         During the first quarter of 2003, the stock market declined due to geopolitical conflicts and tensions supplemented by increasing energy prices. However, equity stock market averages had a sharp run-up during the second quarter after quick formal military resolution was achieved in Iraq, and signs of budding economic improvement appeared on the horizon. Market participants aggressively rewarded good news and ignored the implications of any news that could send stocks prices lower. Low PEG (price to earnings growth) stocks with low market expectations advanced significantly in the 2nd quarter. Stock selection within sectors was key to outperformance, as the market was not strongly biased towards value or growth. The third quarter of 2003 saw the market continue to move higher as investors continued to find value in companies. Economic news was also better as manufacturing and business spending started to show signs of recovery. The year closed strongly with the Federal Reserve decision to keep interest rates down allowing the economic improvement to expand. Statistics showing that the recovery was underway included unemployment below the 6% mark and retailers enjoying record sales over the holiday season.

         However, we are not convinced that the current stock market prices of many companies reflect corresponding economic improvement and increases in corporate earnings. Much of the small increase in corporate profits is the result of cost cutting, and rising productivity from a leaner workforce. There is a degree of revenue growth but this is countered by deflationary pressure. We do believe that companies are getting very close to having to upgrade outdated technology, but think that the market will engage in a brief respite before finishing the year strongly later this year.


         The current market environment includes an extremely low Federal funds rate and fiscal stimulus, which might provide catalysts to a stronger economy later in the year. At the current market levels, we are enthusiastically seeing and evaluating new investment ideas. We are looking for growth at value prices, as we believe large cap growth provides the most compelling valuations currently. We are revisiting generics in the pharmaceutical space and like the healthcare sector. Declines in Merck and others have been based on the challenges that they will face with Medicare spending cuts and declines in new products, but we still believe that the companies will continue to develop new drugs or continue to improve their pipeline of drugs through acquisitions or licensing arrangements. The telecom sector continues to lag, but we believe the larger players will dominate this market and we will see consolidations in this sector. Financial services also is a sector that we will continue to hold and seek alpha generation as there are stocks, such as MGIC and Fannie Mae that we consider as hedges that could provide downside protection in a rising rate environment.

LAKE FOREST MONEY MARKET FUND

         Lake Forest Money Market Fund's goal is to provide investors with the preservation of capital and liquidity. Its portfolio of U.S. Government Securities has very high credit quality, and maintains a very short maturity duration. Its total return during the past fiscal year was .60% as compared to its returns in the three prior fiscal years: 1.26% in 2003, 2.91% in 2002 and 6.23% in 2001. With interest rates at a forty-year low, the Fund is well positioned to benefit in a rising interest rate environment. Exchange privileges with Lake Forest Core Equity Fund and electronic transfers are available for a $5.00 charge. We hope that you will take time to review the information in this report, and that you will recognize we are working hard to justify your confidence in Lake Forest Funds.

PROFIT INVESTMENT MANAGEMENT

         At Profit Investment Management, we are committed to helping you pursue your financial goals. Our investment philosophy is that over the long term, the most promising investment opportunities can be found among large, financially sound companies, which at the time of investment show an attractive valuation discount relative to their peers.

         The collapse of the rapid growth of the U.S. market during the years 2000-2002 as compared to the years 1997-1999, followed by an unexpectedly sharp rebound which started in the 2nd quarter of the year 2003 is a painful reminder that investors should be diversified and have realistic expectations in equity investing. Regardless of the direction the markets take in the coming years, we believe that the Profit Investment Management Style now provided in your Lake Forest Funds will continue to offer an attractive investment opportunity for individual and institutional investors. We continue to evaluate companies in a prudent and cautious manner, seeking companies that represent good valuations relative to their industry and competitors that are not dependent upon an excessive upward market trend.

         We urge shareholders to take a similar approach, which is to invest for the long-run, avoid the temptation to "time" your investment based on market predictions and diversify among stocks, bonds and mutual funds based on your individual needs and time horizons. Finally, invest on a consistent basis, regardless of the markets temporary short- term movements.

         We thank you for entrusting assets to our care. We will earn your confidence with the Profit Investment Management Style. We look forward to serving your investment needs for many years to come.

Sincerely,

/s/ Eugene Profit

Eugene A. Profit
President

Investment Results


                                                                 Average Annual Total Returns
                                                           (for periods ended February 29, 2004)

                                                                                             Since Inception
                                            One Month        One Year         Five Year      (March 1, 1995)
                                          --------------   --------------   --------------  -------------------

Lake Forest Core Equity Fund*                    -0.40%           33.13%           -4.38%         6.24%

Lake Forest Core Equity Fund                     -0.87%           33.13%           -4.38%         6.24%
(after deduction of redemption fee)**

S&P 500 Index***                                  1.39%           38.48%           -0.13%         11.78%


The rate of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Performance data quoted does not reflect the deduction of taxes that an investor may pay on Fund distributions or the redemption of Fund shares. Past performance is not indicative of future investment results. Due to market volatility, current performance may be higher or lower than the performance shown above.

* Return figures reflect any change in price per share and assume the reinvestment of all distributions.

** A redemption fee of 0.50% of net assets value is charged on shares held for less than 90 days.

*** The Index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. The S&P 500 Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund's portfolio.

       Comparison of the Growth of a $10,000  Investment  in the Lake  Forest
                     Core Equity Fund and the S&P 500 Index


                     Lake Forest            S&P 500
                   Core Equity Fund          Index
                       ($17,220)            ($27,280)
              ---------------------   --------------
      2/28/95           10,000.00       10,000.00
      2/29/96           11,857.55       13,466.49
      2/28/97           14,307.83       16,986.55
      2/28/98           18,726.56       22,929.56
      2/28/99           21,428.43       27,455.81
      2/29/00           23,388.97       30,675.95
      2/28/01           20,253.05       28,162.10
      2/28/02           17,870.34       25,482.26
      2/28/03           12,934.62       19,698.92
      2/29/04           17,220.18       27,279.95

     The chart above assumes an initial investment of $10,000 made on March 1, 1995 (commencement of Fund operations) and held through February 29, 2004. THE FUND'S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

The Lake Forest Funds
Lake Forest Core Equity Fund
Schedule of Investments
February 29, 2004


Common Stocks - 97.20%                                                                  Shares               Value
                                                                                    ----------------    ----------------

Aircraft - 0.27%
Northrop Grumman Corp.                                                                          172         $    17,391
                                                                                                        ----------------

Beverages - 8.90%
PepsiCo, Inc.                                                                                11,200             581,280
                                                                                                        ----------------

Chemical & Allied Products - 1.50%
Dow Chemical Co.                                                                              2,255              98,025
                                                                                                        ----------------

Computer Communication Equipment - 11.67%
Cisco Systems, Inc. (a)                                                                      33,000             762,300
                                                                                                        ----------------

Computers & Office Equipment - 2.50%
Hewlett-Packard Co.                                                                           3,795              86,184
International Business Machines Corp.                                                           800              77,200
                                                                                                        ----------------
                                                                                                                163,384
                                                                                                        ----------------

Electronic & Other Electrical Equipment - 7.46%
General Electric Co.                                                                         15,000             487,800
                                                                                                        ----------------

Finance Services - 0.91%
Morgan Stanley                                                                                1,000              59,760
                                                                                                        ----------------

Grain Mill Products - 1.69%
General Mills, Inc.                                                                           2,400             110,352
                                                                                                        ----------------

Guided Missiles & Space Vehicles & Parts - 3.54%
Lockheed Martin Corp.                                                                         5,000             231,400
                                                                                                        ----------------

National Commercial Banks - 7.14%
Mellon Financial Corp.                                                                       14,400             466,272
                                                                                                        ----------------

Petroleum Refining - 7.73%
BP PLC. (c)                                                                                   5,292             260,366
ChevronTexaco Corp.                                                                           2,772             244,906
                                                                                                        ----------------
                                                                                                                505,272
                                                                                                        ----------------

Pharmaceutical Preparations - 16.56%
Eli Lilly and Co.                                                                             5,000             369,700
Johnson & Johnson                                                                             6,000             323,460
Pfizer, Inc.                                                                                  6,300             230,895
Wyeth                                                                                         4,000             158,000
                                                                                                        ----------------
                                                                                                              1,082,055
                                                                                                        ----------------

See accompanying notes which are an integral part of the financial statements.

The Lake Forest Funds
Lake Forest Core Equity Fund
Schedule of Investments
February 29, 2004


Common Stocks - 97.20%                                                                  Shares               Value
                                                                                    ----------------    ----------------

Security Brokers, Dealers & Flotation Companies - 1.62%
Goldman Sachs Group, Inc.                                                                     1,000           $ 105,870
                                                                                                        ----------------

Semiconductors & Related Devices - 5.37%
Intel Corp.                                                                                  12,000             350,760
                                                                                                        ----------------

Services - Prepackaged Software - 4.87%
Microsoft Corp.                                                                              12,000             318,000
                                                                                                        ----------------

Soap, Detergent, Cleaning Preparations, Perfumes, Cosmetics - 9.41%
Procter & Gamble, Inc.                                                                        6,000             615,060
                                                                                                        ----------------

State Commercial Bank - 6.06%
Bank of New York, Inc.                                                                       12,000             396,000
                                                                                                        ----------------

TOTAL COMMON STOCKS (Cost $4,627,444)                                                                         6,350,981
                                                                                                        ----------------

                                                                                       Principal
Money Market Securities - 2.73%                                                         Amount
                                                                                    ----------------
First American Treasury Obligations Fund - Class A, 0.30%  (b)                            $ 178,195             178,195
                                                                                                        ----------------

TOTAL MONEY MARKET SECURITIES (Cost $178,195)                                                                   178,195
                                                                                                        ----------------

TOTAL INVESTMENTS (Cost $4,805,639) - 99.93%                                                                  6,529,176
                                                                                                        ----------------

Other assets less liabilities - 0.07%                                                                             4,574
                                                                                                        ----------------

TOTAL NET ASSETS - 100.00%                                                                                $   6,533,750
                                                                                                        ================


(a) Non-income producing.
(b) Variable rate security; the coupon rate shown represents the rate at February 29, 2004.
(c) American Depositary Receipt.

See accompanying notes which are an integral part of the financial statements.

The Lake Forest Funds
Lake Forest Money Market Fund
Schedule of Investments
February 29, 2004

                                                                                       Principal
                                                                                        Amount               Value
                                                                                    ----------------    ----------------
Government Agency Securities - 99.64%
Federal Home Loan Bank Discount Note, 0.91%, 3/1/2004                                   $ 5,370,000         $ 5,370,000
                                                                                                        ----------------

TOTAL GOVERNMENT AGENCY SECURITIES (Cost $5,370,000)                                                          5,370,000
                                                                                                        ----------------

Money Market - 0.30%
First American Treasury Obligations Fund - Class A, 0.30%   (a)                              16,077              16,077
                                                                                                        ----------------

TOTAL MONEY MARKET SECURITIES (Cost $16,077)                                                                     16,077
                                                                                                        ----------------

TOTAL INVESTMENTS (Cost $5,386,077) - 99.94%                                                                  5,386,077
                                                                                                        ----------------

Other assets less liabilities - 0.06%                                                                             3,325
                                                                                                        ----------------

TOTAL NET ASSETS - 100.00%                                                                                  $ 5,389,402
                                                                                                        ================


(a) Variable rate security; the coupon rate shown represents the rate at February 29, 2004.

See accompanying notes which are an integral part of the financial statements.

The Lake Forest Funds
Statement of Assets and Liabilities
February 29, 2004

                                                                                          Core Equity       Money Market
                                                                                        ----------------   ----------------
Assets
Investments in securities:
    At cost                                                                                 $ 4,805,639        $ 5,386,077
                                                                                        ================   ================
    At value                                                                                $ 6,529,176        $ 5,386,077
Interest receivable                                                                                  44                  -
Dividends receivable                                                                             13,828                  -
Receivable for fund shares sold                                                                       -              5,660
Other assets                                                                                          -              1,643
                                                                                        ----------------   ----------------
     Total assets                                                                             6,543,048          5,393,380
                                                                                        ----------------   ----------------

Liabilities
Accrued advisory fees                                                                             6,487              3,941
Income distribution payable                                                                           -                 37
Payable for fund shares redeemed                                                                  2,811                  -
                                                                                        ----------------   ----------------
     Total liabilities                                                                            9,298              3,978
                                                                                        ----------------   ----------------

Net Assets                                                                                  $ 6,533,750        $ 5,389,402
                                                                                        ================   ================

Net Assets consist of:
Paid in capital                                                                             $ 7,345,347        $ 5,389,402
Accumulated net investment income (loss)                                                         11,560                  -
Accumulated net realized gain (loss) on investments                                          (2,546,694)                 -
Net unrealized appreciation (depreciation) on investments                                     1,723,537                  -
                                                                                        ----------------   ----------------

Net Assets                                                                                  $ 6,533,750        $ 5,389,402
                                                                                        ================   ================

Shares Outstanding (unlimited number of shares issued with no par value)                        288,088          5,405,579
                                                                                        ----------------   ----------------

Net Asset Value,
offering and redemption price per share (a)                                                     $ 22.68             $ 1.00
                                                                                        ================   ================


(a) A redemption fee of 0.50% is charged on all shares redeemed within 90 days of purchase.

See accompanying notes which are an integral part of the financial statements.

The Lake Forest Funds
Statement of Operations
Year ended February 29, 2004

                                                                                Core Equity      Money Market
                                                                               ---------------  ----------------
Investment Income
Dividend income                                                                     $ 102,533         $      -
Interest income                                                                           438            63,378
                                                                               ---------------  ----------------
  Total Income                                                                        102,971            63,378
                                                                               ---------------  ----------------

Expenses
Investment advisor fee                                                                 74,423            30,736
Other expense                                                                          10,000                 -
                                                                               ----------------  ---------------
  Total Expenses                                                                       84,423            30,736
Waived expenses (a)                                                                         -            (5,494)
                                                                               ---------------  ----------------
Total operating expense                                                                84,423            25,242
                                                                               ---------------  ----------------
Net Investment Income (Loss)                                                           18,548            38,136
                                                                               ---------------  ----------------


Realized & Unrealized Gain (Loss)
Net realized gain (loss) on investment securities                                     (91,160)                -
Change in net unrealized appreciation (depreciation)
   on investment securities                                                         1,720,245                 -
                                                                               ---------------  ----------------
Net realized and unrealized gain (loss) on investment securities                    1,629,085                 -
                                                                               ---------------  ----------------
Net increase (decrease) in net assets resulting from operations                   $ 1,647,633          $ 38,136
                                                                               ===============  ================


(a) See note 3 to the financial statements.

See accompanying notes which are an integral part of the financial statements.

The Lake Forest Funds
Lake Forest Core Equity Fund
Statements of Changes In Net Assets

                                                                                     Year ended             Year ended
Increase (Decrease) in Net Assets                                                 February 29, 2004     February 28, 2003
                                                                                 --------------------  ---------------------
Operations
  Net investment income (loss)                                                              $ 18,548               $ 36,961
  Net realized gain (loss) on investment securities                                          (91,160)            (2,310,266)
  Change in net unrealized appreciation (depreciation)                                     1,720,245               (226,841)
                                                                                 --------------------  ---------------------
  Net increase (decrease) in net assets resulting from operations                          1,647,633             (2,500,146)
                                                                                 --------------------  ---------------------
Distributions
  From net investment income ($0.11 and $0.04 per share, respectively)                       (31,839)               (12,111)
                                                                                 --------------------  ---------------------
  Total distributions                                                                        (31,839)               (12,111)
                                                                                 --------------------  ---------------------
Capital Share Transactions
  Proceeds from shares sold                                                                  469,714                288,989
  Reinvestment of distributions                                                               31,441                 11,977
  Amount paid for shares repurchased                                                        (641,037)            (3,043,836)
                                                                                 --------------------  ---------------------
  Net increase (decrease) in net assets resulting
     from share transactions                                                                (139,882)            (2,742,870)
                                                                                 --------------------  ---------------------
Total Increase (Decrease) in Net Assets                                                    1,475,912             (5,255,127)
                                                                                 --------------------  ---------------------

Net Assets
  Beginning of period                                                                      5,057,838             10,312,965
                                                                                 --------------------  ---------------------

  End of period                                                                          $ 6,533,750            $ 5,057,838
                                                                                 ====================  =====================

  Accumulated net investment income (loss)                                                  $ 11,560               $ 36,961
                                                                                 --------------------  ---------------------

Capital Share Transactions
  Shares sold                                                                                 22,074                 14,145
  Shares issued in reinvestment of distributions                                               1,411                    649
  Shares repurchased                                                                         (30,820)              (154,554)
                                                                                 --------------------  ---------------------

  Net increase (decrease) from capital transactions                                           (7,335)              (139,760)
                                                                                 ====================  =====================


See accompanying notes which are an integral part of the financial statements.

The Lake Forest Funds
Lake Forest Money Market Fund
Statements of Changes In Net Assets

                                                                                    Year ended              Year ended
Increase (Decrease) in Net Assets                                                February 29, 2004       February 28, 2003
                                                                                --------------------    --------------------
Operations
  Net investment income (loss)                                                             $ 38,136                $ 77,187
  Net realized gain (loss) on investment securities                                               -                       -
  Change in net unrealized appreciation (depreciation)                                            -                       -
                                                                                --------------------    --------------------
  Net increase (decrease) in net assets resulting from operations                            38,136                  77,187
                                                                                --------------------    --------------------
Distributions
  From net investment income ($0.01 and $0.01 per share, respectively)                      (38,136)                (77,187)
  From return of capital                                                                          -                 (10,089)
                                                                                --------------------    --------------------
  Total distributions                                                                       (38,136)                (87,276)
                                                                                --------------------    --------------------
Capital Share Transactions
  Proceeds from shares sold                                                                 729,735               2,847,713
  Reinvestment of distributions                                                              36,564                  83,202
  Amount paid for shares repurchased                                                     (2,043,319)             (3,450,320)
                                                                                --------------------    --------------------
  Net increase (decrease) in net assets resulting
     from share transactions                                                             (1,277,020)               (519,405)
                                                                                --------------------    --------------------
Total Increase (Decrease) in Net Assets                                                  (1,277,020)               (529,494)
                                                                                --------------------    --------------------

Net Assets
  Beginning of period                                                                     6,666,422               7,195,916
                                                                                --------------------    --------------------

  End of period                                                                         $ 5,389,402             $ 6,666,422
                                                                                ====================    ====================

Capital Share Transactions
  Shares sold                                                                               730,858               2,847,713
  Shares issued in reinvestment of distributions                                             36,564                  83,202
  Shares repurchased                                                                     (2,043,354)             (3,445,320)
                                                                                --------------------    --------------------

  Net increase (decrease) from capital transactions                                      (1,275,932)               (514,405)
                                                                                ====================    ====================


See accompanying notes which are an integral part of the financial statements.

The Lake Forest Funds
Lake Forest Core Equity Fund
Financial Highlights

                                            Year ended          Year ended        Year ended        Year ended        Year ended
                                         February  29, 2004  February 28, 2003 February 28, 2002 February 28, 2001 February 29, 2000
                                          ---------------  ----------------  ----------------  ----------------  ----------------

Selected Per Share Data
Net asset value, beginning of period               $ 17.12           $ 23.70           $ 26.86           $ 31.66           $ 29.23
                                            ---------------  ----------------  ----------------  ----------------  ----------------
Income from investment operations
  Net investment income (loss)                        0.07              0.10             (0.08)             0.02              0.18
  Net realized and unrealized gain (loss)             5.60             (6.64)            (3.08)            (4.40)             2.58
                                            ---------------  ----------------  ----------------  ----------------  ----------------
Total from investment operations                      5.67             (6.54)            (3.16)            (4.38)             2.76
                                            ---------------  ----------------  ----------------  ----------------  ----------------
Less Distributions to shareholders:
  From net investment income                         (0.11)            (0.04)                -             (0.21)            (0.18)
  From net realized gain                                 -                 -                 -             (0.21)            (0.15)
                                            ---------------  ----------------  ----------------  ----------------  ----------------
Total distributions                                  (0.11)            (0.04)                -             (0.42)            (0.33)
                                            ---------------  ----------------  ----------------  ----------------  ----------------

Net asset value, end of period                     $ 22.68           $ 17.12           $ 23.70           $ 26.86           $ 31.66
                                            ===============  ================  ================  ================  ================

Total Return                                        33.13%           -27.62%           -11.76%           -14.02%             9.33%

Ratios and Supplemental Data
Net assets, end of period (000)                    $ 6,534           $ 5,058          $ 10,313          $ 12,522          $ 15,983
Ratio of expenses to average net assets              1.41%             1.25%             1.87%             1.25%             1.25%
Ratio of net investment income to
   average net assets                                0.31%             0.49%             0.33%             0.07%             0.58%
Portfolio turnover rate                              0.00%             0.73%             0.32%            19.65%             3.71%


See accompanying notes which are an integral part of the financial statements.

The Lake Forest Funds
Lake Forest Money Market Fund
Financial Highlights

                                             Year ended          Year ended        Year ended       Year ended        Year ended
                                         February  29, 2004  February 28, 2003 February 28, 2002 February 28, 2001 February 29, 2000
                                          ----------------  ---------------  ---------------- ----------------  ----------------

Selected Per Share Data
Net asset value, beginning of period                 $ 1.00           $ 1.00            $ 1.00           $ 1.00            $ 1.00
                                            ----------------  ---------------  ---------------- ----------------  ----------------
Income from investment operations
  Net investment income (loss)                         0.01             0.01              0.03             0.06              0.05
  Net realized and unrealized gain (loss)                 -                -                 -                -                 -
                                            ----------------  ---------------  ---------------- ----------------  ----------------
Total from investment operations                       0.01             0.01              0.03             0.06              0.05
                                            ----------------  ---------------  ---------------- ----------------  ----------------
Less Distributions to shareholders:
  From net investment income                          (0.01)           (0.01)            (0.03)           (0.06)            (0.05)
  From net realized gain                                  -                -                 -                -                 -
                                            ----------------  ---------------  ---------------- ----------------  ----------------
Total distributions                                   (0.01)           (0.01)            (0.03)           (0.06)            (0.05)
                                            ----------------  ---------------  ---------------- ----------------  ----------------

Net asset value, end of period                       $ 1.00           $ 1.00            $ 1.00           $ 1.00            $ 1.00
                                            ================  ===============  ================ ================  ================

Total Return                                          0.60%            1.26%             2.91%            6.23%             5.08%

Ratios and Supplemental Data
Net assets, end of period (000)                     $ 5,389          $ 6,666           $ 7,196          $ 8,588           $ 9,708
Ratio of expenses to average net assets               0.41%            0.50%             0.50%            0.50%             0.50%
Ratio of expenses to average net assets
   before waiver & reimbursement                      0.50%            0.25%             0.25%            0.20%             0.13%
Ratio of net investment income to
   average net assets                                 0.62%            1.02%             2.74%            5.73%             4.59%
Ratio of net investment income to
   average net assets before waiver & reimbursement   0.53%            1.27%             2.99%            6.03%             4.97%


See accompanying notes which are an integral part of the financial statements.

                              The Lake Forest Funds
                        Notes to the Financial Statements
                                February 29, 2004

Note 1.  Organization

The Lake Forest Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management company. The Trust was established under the laws of Ohio by an Agreement and Declaration of Trust dated November 23, 1994 (the "Trust Agreement"). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. Shares of two series have been authorized, which constitute the interest in Lake Forest Core Equity Fund (the "Equity Fund") and Lake Forest Money Market Fund (the "Money Market Fund"). The investment objective of the Equity Fund is to provide long-term capital appreciation together with current income. The investment objective of the Money Market Fund is to provide the highest level of current income consistent with liquidity and security of principal.

Note 2.  Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements.

Security Valuation - Securities which are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when it is determined that the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by a pricing committee, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

Fixed income securities generally are valued by using market quotation, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by a pricing committee, subject to review of the Board of Trustees. Short-term investments by the Equity Fund in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, and all investments held by the Money Market Fund are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

Federal Income Taxes - There is no provision for federal income taxes. Each Fund intends to qualify each year as a "regulated investment company" under subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its net investment income and net realized gains as dividends to its shareholders. The Equity Fund intends to declare and pay dividends on a quarterly basis, and the Money Market Fund intends to declare daily and pay monthly. Each Fund intends to distribute its net long-term capital gains and its net short-term capital gains at least once a year.

Security Transactions and Related Income - Each Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statement and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

Other - The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for

                              The Lake Forest Funds
                        Notes to the Financial Statements
                          February 29, 2004 - continued

Note 2.  Significant Accounting Policies - continued

federal  income  tax  purposes.   These  differences  are  caused  primarily  by
differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Funds. For the year ended February 29, 2004, the Equity Fund increased paid-in-capital by $90,546, decreased accumulated net investment income by $12,110 and decreased accumulated net realized gain (loss) on investments by $78,436. As a result of such reclassifications, net assets of the Fund were not affected.

Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Note 3.  Investment Advisory Agreement

The Trust had an investment advisory agreement with Boberski & Company (the "Adviser") through March 5, 2004. Irving V. Boberski is the controlling shareholder and an officer of the Adviser and was an officer and trustee of the Trust through March 5, 2004. Under the terms of the management agreement, the Adviser manages the Funds' investments subject to the supervision of the Board of Trustees and pays all of the operating expenses of the Funds except brokerage, taxes, interest and extraordinary expenses. As compensation for its management services and agreement to pay the Funds' expenses, the Funds are obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.25% of the average daily net assets of the Equity Fund and 0.50% of the average daily net assets of the Money Market Fund.

The Adviser may waive all or part of its fee, at any time, and at its sole discretion, but such action shall not obligate the Adviser to waive any fees in the future. For the fiscal year ended February 29, 2004, the Adviser has received a fee of $74,423 from the Equity Fund and $30,736 from the Money Market Fund. For the fiscal year ended February 29, 2004 the Adviser waived fees of $5,494 for the Money Market Fund.

At a meeting of the Board of Trustees of The Lake Forest Funds held on March 5, 2004, the Board approved an interim management agreement between The Lake Forest Funds and Profit Investment Management ("PIM"). The previous adviser, Boberski & Company, resigned by mutual consent on the same day. Eugene A. Profit, the President of the Adviser, is primarily responsible for managing the portfolio of the Funds and has acted in this capacity since the close of business on March 5, 2004. Pursuant to a management agreement with PIM, the Funds will pay all their operating expenses. PIM has agreed to waive all advisory fees with respect to the services it renders to the Funds. PIM will reimburse the Trust for the Trust's expenses, excluding brokerage fees and commissions, taxes, borrowing costs, and such extraordinary or non-recurring expenses as may arise in order to maintain the total operating expenses of the Equity Fund and the Money Market Fund at 2.45% and 1.00% of their average daily net assets, respectively.

Note 4.  Investments

For the fiscal year ended February 29, 2004, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations were as follows:

                              The Lake Forest Funds
                        Notes to the Financial Statements
                          February 29, 2004 - continued

Note 4.  Investments - continued

                                        Core Equity        Money Market
                                      ----------------   -----------------
Purchases
     U.S. Government Obligations           $        -                 $ -
     Other                                          -                   -
Sales
     U.S. Government Obligations           $        -                 $ -
     Other                                    318,419

As of February 29, 2004, the net unrealized appreciation of investments for tax purposes was as follows:

                           Core Equity          Money Market
                          ---------------     -----------------
Gross Appreciation           $ 1,847,454                   $ -
Gross (Depreciation)            (123,917)                    -
                          ---------------     -----------------
Net Appreciation
on Investments               $ 1,723,537                   $ -
                          ===============     =================

At February 29, 2004, the aggregate cost of securities for federal income tax purposes was $4,805,639 and $5,386,077 for the Equity Fund and the Money Market Fund, respectively.

Note 5. Distributions to Shareholders and Tax Components of Capital

Equity Fund. On December 23, 2003, the Equity Fund paid an income dividend of $0.1103 per share to shareholders of record on December 22, 2003. Classification of all distributions for 2004 and 2003 were the same for both book and tax basis.

As of February 29, 2004, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

Undistributed ordinary income/(accumulated losses)                $   11,560
Undistributed long-term capital gain/(accumulated losses)         (2,546,694)
Unrealized appreciation/(depreciation)                             1,723,537
                                                                ---------------
                                                                  $ (811,597)
                                                                ===============

Money Market Fund. For the fiscal year ended February 29, 2004, the Money Market Fund paid monthly income dividends totaling $0.0062 per share to shareholders. Classifications of all distributions for 2004 and 2003 were the same for both book and tax basis.

                              The Lake Forest Funds
                        Notes to the Financial Statements
                          February 29, 2004 - continued

Note 6. Capital Loss Carryforwards

The Equity Fund has available capital loss carryforwards in the amount of $2,546,694 to offset future capital gains. The loss carryforwards expire as follows:

                          Expires
     Amount            February 28,
------------------   ------------------

        $ 145,268          2009
        2,310,266          2010
           91,160          2011

Note 7. Change of Auditors

On March 19, 2004, Briggs, Bunting, Dougherty, LLP. ("BBD") was selected to replace Hawkins, Ash, Baptie & Company, LLP. ("HABCO") as the Fund's independent auditor for the 2004 fiscal year. The Trust's selection of Briggs was approved by both the Audit Committee and the Board of Trustees.

HABCO's report on the Funds' financial statements as of February 28, 2003 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. At the financial statement's date and through the date of the engagement of BBD, there were no disagreements between the Fund and HABCO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which such disagreements, if not resolved to the satisfaction of HABCO, would have caused it to make reference to the subject matter of the disagreement in connection with its reports on the financial statements for such years.

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



To the Shareholders and Board of Trustees
The Lake Forest Funds

We have audited the accompanying statement of assets and liabilities of Lake Forest Core Equity Fund and Lake Forest Money Market Fund (each a series of The Lake Forest Funds), including the schedules of investments, as of February 29, 2004, and the related statements of operations, the statements of changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets for the year ended February 28, 2003 and the financial highlights for each of the four years in the period then ended have been audited by other auditors, whose reports expressed an unqualified opinion on such financial statements and financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 29, 2004 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lake Forest Core Equity Fund and Lake Forest Money Market Fund as of February 29, 2004, the results of their operations, the changes in their net assets and their financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Briggs, Bunting & Dougherty, LLP

BRIGGS, BUNTING & DOUGHERTY, LLP

Philadelphia, Pennsylvania
April 20, 2004

Trustees and Officers (Unaudited)

Independent Trustees

----------------------------------------------------- ----------------------------------------------------------------
Name, Address*, (Age), Position with Fund Complex,    Principal Occupation During Past 5 Years and Other
Term of Position with Trust                           Directorships
----------------------------------------------------- ----------------------------------------------------------------
Robert E. Alfe (63)                                   President, Alfe Development Corporation.

Trustee
----------------------------------------------------- ----------------------------------------------------------------
Gary M. Patyk (63)                                    Consultant with LA-Z-BOY Furniture Galleries, since 1997.

Trustee
----------------------------------------------------- ----------------------------------------------------------------
Kenneth J. Malek (49)                                 Managing Director, Navigant Consulting, Inc., since 1996.

Chairman, Trustee
----------------------------------------------------- ----------------------------------------------------------------

Interested Trustees and Principal Officers

------------------------------------------------ ---------------------------------------------------------------------
Name, (Age), Position with Fund Complex, Term    Principal Occupation During Past 5 Years
of Position with Trust                           and Other Directorships
------------------------------------------------ ---------------------------------------------------------------------
Eugene A. Profit (39)                            President of Profit Investment Management; Portfolio Manager of
                                                 Profit Funds Investment Trust, since October 1997; President & CEO
Trustee, President and Secretary, March 2004     of Profit Funds Investment Trust, since February 1996.
to present
------------------------------------------------ ---------------------------------------------------------------------
Patrick Bell                                     Employed by Profit Investment Management (August 2003 to present)

Asst. Secretary, March 2004 to present
------------------------------------------------ ---------------------------------------------------------------------

* The address for the trustees and officers is 8720 Georgia Ave., Suite 808, Silver Spring, MD 20910.




The Fund's Statement of Additional Information ("SAI") includes additional information about the trustees and is available, without charge, upon request. You may call toll-free (800) 592-7722 to request a copy of the SAI or to make shareholder inquiries.

                                  PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling the Fund at (888) 912-4562.


TRUSTEES
Kenneth J. Malek, Chairman
Robert A. Alfe
Gary M. Patyk
Eugene A. Profit

OFFICERS
Eugene A. Profit, President and Secretary
Patrick Bell, Asst. Secretary

INVESTMENT ADVISOR
Profit Investment Management
8720 Georgia Ave., Suite 808
Silver Springs, MD 20910

INDEPENDENT ACCOUNTANTS
Briggs, Bunting & Dougherty, LLP.
Two Penn Center Plaza
Philadelphia, PA 19102

LEGAL COUNSEL
Seyfarth Shaw, LLP
55 East Monroe St., Suite 4200
Chicago, IL 60603-5803

CUSTODIAN
U.S. Bank, N.A.
425 Walnut St.
Cincinnati, OH 45202


This report is intended only for the information of shareholders or those who have received the Fund's prospectus which contains information about the Fund's management fee and expenses. Please read the prospectus carefully before investing.

===============================================================================




                          PROFIT FUNDS INVESTMENT TRUST
                          -----------------------------


                                PROFIT VALUE FUND
                                -----------------










                                  ANNUAL REPORT
                               September 30, 2003













      INVESTMENT ADVISER                                ADMINISTRATOR
 PROFIT INVESTMENT MANAGEMENT                     ULTIMUS FUND SOLUTIONS, LLC
8720 Georgia Avenue, Suite 808                         P.O. Box 46707
Silver Spring, Maryland 20910                    Cincinnati, Ohio 45246-0707
                                                        1.888.744.2337



================================================================================

                          PROFIT INVESTMENT MANAGEMENT
                         8720 Georgia Avenue, Suite 808
                             Silver Spring, MD 20910
                                 (301) 650-0059

--------------------------------------------------------------------------------


November 19, 2003

Letter to Shareholders

Dear Profit Value Fund Shareholder:


     Over the past year the market has rebounded from a period of the worst stock market performance since the 1970's. The economic recession, which we believe ended late last year, caused investors to continue to discount stock prices into early 2003. The 2nd quarter started with renewed optimism, as the markets first responded to the Iraq war's brevity, and then to the renewed hope that stocks were inexpensive compared to other asset classes. In spite of high unemployment, the economy has started to move upwards as GDP growth and other economic indicators such as manufacturing and inventory levels are displaying that the US economy is starting to grow again. The economic information is being reflected in higher corporate earnings as a majority of companies have announced upward earnings improvements compared to last year.

     For the fiscal year ended September 30th, 2003, the Profit Value Fund closed at a net asset value of $15.41 per share. The Fund's total return is 30.04% over the trailing twelve months as compared to the S&P 500 Index of 24.40% which reflects the strong optimism of the investors in the market. The Fund's positive return and out-performance was based on strong stock selection over the market cycle.

     This positive move by the Fund over the past year was established last year when we were optimistic about quality companies that were selling for far less than their true value. A strong correlation that can explain our out-performance can be attributed to the recovery that is underway by the economy. As we mentioned last year, we believed that the contraction in spending would cease and that growth would pick up as companies, after a challenging last year with a combination of a recession and corporate scandals, would be focused on growth of their businesses. Our focus last year was on the technology companies because we believed that the technology sector was an important sector in the US economy. We highlighted one stock in particular, which was Symantec. Our belief with this stock was that IT departments would be selective in the protecting of their existing infrastructures. This company, we believe, was in a position to benefit from this continued effort by companies to improve their technology. Combined with this effort, Symantec was able to institute a price increase which further demonstrates their value added in the market. Since our purchase last year, we have had a 62% increase in the value of the stock and year to date the return is over 52%.

     Also, we have been able to purchase quite a number of companies that based on our valuation were inexpensive towards the end of 2002. Some of the purchases we have added to the portfolio include: Cytyc Corporation, Polaris Industries, Comcast and Corning. Our selection of these companies was based on our strong fundamental research that these companies, despite the slow recovery, continued to have a distinctive business plan that would benefit early in the recovery. As the recovery has moved faster than expected, we are in the process of trimming some of our positions in technology and healthcare because we believe the prices have reached our valuation measures.

     In summary the factors that we believe that have driven the strong outperformance during fiscal year 2003 have been:

          1. Rotation from bonds to stocks as yields on bonds continue to rise.

          2.   The market is recognizing earnings recovery for most companies.

          3. Despite hints of rising interest rates, rates continue to be at a 40 year low.

          4. Although the Iraq war was quick and our occupation has been mired in a guerilla conflict, the markets are relieved that the move into Iraq was over and oil prices have stabilized

          5. GDP growth continues to be strong over the past 2 quarters, which is encouraging news for investors that the economic rebound might be sustainable.

          6. Mutual fund scandals have replaced the corporate scandals but they had limited impact on the markets since investors continue to invest in the market.

          7.   Technology stocks are again the top-performing sector.


     The current market levels have risen above our calculated fundamental valuation. Prices for stocks may be currently trading at a slight premium. As mentioned earlier, we began trimming some names in the Fund to protect the gains we have made and also searching for new names to add. Sectors that we are looking at are the consumer discretionary and telecommunications. We believe that as companies continue to lower their cost structures in these sectors, they are poised for growth as the economy continues to grow. We also believe that a consolidation in the industry is possible which could lead to higher margins for these companies. Some of the names we hold, such as Comcast and Verizon, are market leaders in their industries and are examples of stocks that we believe could be a benefit to the Fund.

     As the economy continues to strengthen, we believe that interest rates will rise which could affect stocks such as homebuilders and financials. We believe that despite the recovery, growth in the homebuilders could be slowed if the Federal Reserve raises interest rates to cool the economy.

     As long-term investors, we believe that the market has returned to the roots of its foundation: trading based on fundamental analysis and not on hype. Companies that will perform well over the next year or two will be companies that have positive earnings through organic growth and not through acquisitions or hype of potential profits in the distant future. We also believe that the recent corporate governance regulations have provided investors the comfort they need to feel secure in investing in the public markets and that the information provided is credible. We believe the companies in the Profit Value Fund are companies that have not only shown leadership in their business strategy but have recognized the importance of putting the investor first in the information provided.

     Looking ahead at the recent concerns with mutual fund scandals, we believe once again that the recent revelations and pursuit by governing authorities to be a great thing for our industry. Our business is about trust and we believe that once these issues are behind us, investors will take comfort with investing in mutual funds. With the recent revelations about many mutual funds having violated the law on after hour trading of their funds, we at Profit Funds have never engaged in these types of transactions. We believe that as long-term investors such transactions should be prohibited from occurring with our Fund. Investors in our Fund should be investing for the long term and avoiding timing the market. We believe that a consistent approach to investing, regardless of the market environment is the most beneficial method of investing.

     Finally, the Profit Value Fund has reached agreement with the Kenwood Growth and Income Fund to merge the assets of that fund into the Profit Value Fund. We are excited by this transaction as it gives more investors the opportunity to experience the benefits of the Profit Investment Management style of investing. We anticipate closing this transaction before the end of 2003.

     We would like to take the opportunity to express our sincere appreciation to our valued and growing family of shareholders, for entrusting your assets to our care and your continued belief in the Profit Value investment style. We look forward to serving your investment needs for many years to come.


Sincerely,

/s/ Eugene A. Profit

Eugene A. Profit
President


                                           PROFIT VALUE FUND

           COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE PROFIT VALUE FUND
                                 VERSUS THE STANDARD & POOR'S 500 INDEX


                 PROFIT VALUE FUND                                         S&P 500 INDEX
                 -----------------                                         -------------
      11/15/96                         9,600                   11/15/96                      10,000
      12/31/96          2.40%          9,830                   12/31/96       0.92%          10,092
      03/31/97          1.86%         10,013                   03/31/97       2.68%          10,363
      06/30/97         11.70%         11,184                   06/30/97      17.46%          12,172
      09/30/97         10.56%         12,365                   09/30/97       7.49%          13,084
      12/31/97         -1.75%         12,149                   12/31/97       2.87%          13,459
      03/31/98          8.87%         13,226                   03/31/98      13.95%          15,337
      06/30/98          1.10%         13,372                   06/30/98       3.30%          15,843
      09/30/98         -8.06%         12,294                   09/30/98      -9.95%          14,267
      12/31/98         30.98%         16,102                   12/31/98      21.30%          17,306
      03/31/99         13.16%         18,222                   03/31/99       4.98%          18,168
      06/30/99         -0.05%         18,213                   06/30/99       7.05%          19,449
      09/30/99         -3.79%         17,522                   09/30/99      -6.24%          18,235
      12/31/99         17.28%         20,549                   12/31/99      14.88%          20,948
      03/31/00          9.00%         22,399                   03/31/00       2.29%          21,428
      06/30/00         -2.69%         21,796                   06/30/00      -2.66%          20,859
      09/30/00          1.41%         22,103                   09/30/00      -0.97%          20,657
      12/31/00        -10.95%         19,683                   12/31/00      -7.82%          19,040
      03/31/01         -9.32%         17,847                   03/31/01     -11.86%          16,782
      06/30/01          7.09%         19,113                   06/30/01       5.85%          17,764
      09/30/01        -20.64%         15,168                   09/30/01     -14.68%          15,157
      12/31/01         16.06%         17,605                   12/31/01      10.69%          16,776
     3/31/2002         -1.32%         17,373                  3/31/2002       0.27%          16,822
     6/30/2002        -13.72%         14,989                  6/30/2002     -13.40%          14,568
     9/30/2002        -16.61%         12,499                  9/30/2002     -17.28%          12,051
    12/31/2002          6.08%         13,259                 12/31/2002       8.44%          13,068
     3/31/2003         -1.27%         13,090                  3/31/2003      -3.15%          12,656
     6/30/2003         17.24%         15,347                  6/30/2003      15.39%          14,604
     9/30/2003          5.91%         16,255                  9/30/2003       2.65%          14,991


------------------------------------------
           PROFIT VALUE FUND
    AVERAGE ANNUAL TOTAL RETURNS (a)
 (FOR PERIODS ENDED SEPTEMBER 30, 2003)

 1 YEAR   5 YEARS   SINCE INCEPTION(b)
 ------   -------   ------------------
 24.88%    4.88%          7.32%
------------------------------------------


Past performance is not predictive of future performance.


(a) The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)  Initial public offering of shares commenced on November 15, 1996.

PROFIT VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2003
--------------------------------------------------------------------------------

ASSETS
Investments in securities:
     At acquisition cost                                             $3,245,954
                                                                     ==========
     At value (Note 1)                                               $3,651,326
Receivable for securities sold                                            4,707
Receivable for capital shares sold                                        2,059
Dividends receivable                                                      2,393
Other assets                                                              8,316
                                                                     ----------
     TOTAL ASSETS                                                     3,668,801
                                                                     ----------

LIABILITIES
Payable for investment securities purchased                              43,840
Payable to Administrator (Note 3)                                         4,500
Other accrued expenses and liabilities                                   25,089
                                                                     ----------
     TOTAL LIABILITIES                                                   73,429
                                                                     ----------

NET ASSETS                                                           $3,595,372
                                                                     ==========

NET ASSETS CONSIST OF:
Paid-in capital                                                      $3,423,112
Accumulated net realized losses from security transactions             (233,112)
Net unrealized appreciation on investments                              405,372
                                                                     ----------
NET ASSETS                                                           $3,595,372
                                                                     ==========

Shares of beneficial interest outstanding (unlimited
     number of shares authorized, no par value)                         233,299
                                                                     ==========

Net asset value and redemption price per share (Note 1)              $    15.41
                                                                     ==========

Maximum offering price per share ($15.41/96.00%) (Note 1)            $    16.05
                                                                     ==========


See accompanying notes to financial statements.

PROFIT VALUE FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 30, 2003
-------------------------------------------------------------------------------
INVESTMENT INCOME
     Dividends                                                       $   43,388
                                                                     ----------

EXPENSES
     Investment advisory fees (Note 3)                                   40,683
     Professional fees                                                   34,951
     Accounting services fees (Note 3)                                   22,375
     Administration fees (Note 3)                                        17,900
     Transfer agent fees (Note 3)                                        13,425
     Insurance expense                                                   13,102
     Postage and supplies                                                10,605
     Registration fees                                                    7,408
     Custodian fees                                                       5,187
     Trustees' fees and expenses                                          4,000
     Distribution expense (Note 3)                                        3,787
     Reports to shareholders                                              2,339
     Other expenses                                                       6,382
                                                                     ----------
          TOTAL EXPENSES                                                182,144
     Fees waived and expenses reimbursed (Note 3)                       (64,612)
                                                                     ----------
          NET EXPENSES                                                  117,532
                                                                     ----------

NET INVESTMENT LOSS                                                     (74,144)
                                                                     ----------

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
     Net realized gains from security transactions                       33,594
     Net change in unrealized appreciation/depreciation
      on investments                                                    906,578
                                                                     ----------

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS                        940,172
                                                                     ----------

NET INCREASE IN NET ASSETS FROM OPERATIONS                           $  866,028
                                                                     ==========


See accompanying notes to financial statements


PROFIT VALUE FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------------------------------------------------


                                                                                           Year                 Year
                                                                                           Ended                Ended
                                                                                       September 30,        September 30,
                                                                                            2003                 2002
--------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
      Net investment loss                                                           $        (74,144)    $        (64,972)
      Net realized gains (losses) from security transactions                                  33,594             (260,823)
      Net change in unrealized appreciation/depreciation
         on investments                                                                      906,578             (331,281)
                                                                                    -----------------    -----------------
Net increase (decrease) in net assets from operations                                        866,028             (657,076)
                                                                                    -----------------    -----------------

FROM CAPITAL SHARE TRANSACTIONS
      Proceeds from shares sold                                                              160,818              427,784
      Payments for shares redeemed                                                          (555,495)          (1,383,821)
                                                                                    -----------------    -----------------
Net decrease in net assets from capital share transactions                                  (394,677)            (956,037)
                                                                                    -----------------    -----------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                                                      471,351           (1,613,113)

NET ASSETS
      Beginning of year                                                                    3,124,021            4,737,134
                                                                                    -----------------    -----------------
      End of year                                                                   $      3,595,372     $      3,124,021
                                                                                    =================    =================


CAPITAL SHARE ACTIVITY
      Shares sold                                                                             11,811               26,741
      Shares redeemed                                                                        (42,088)             (92,610)
                                                                                    -----------------    -----------------
          Net decrease in shares outstanding                                                 (30,277)             (65,869)
      Shares outstanding, beginning of year                                                  263,576              329,445
                                                                                    -----------------    -----------------
      Shares outstanding, end of year                                                        233,299              263,576
                                                                                    =================    =================



See accompanying notes to financial statements.


PROFIT VALUE FUND
FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------------------------------
                                                                  Year        Year          Year          Year        Year
                                                                 Ended        Ended         Ended         Ended       Ended
                                                                Sept. 30,    Sept. 30,     Sept. 30,     Sept. 30,   Sept. 30,
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR:      2003         2002          2001          2000        1999
------------------------------------------------------------------------------------------------------------------------------

Net asset value at beginning of year                           $  11.85     $  14.38      $  21.63      $  18.02     $  12.66
                                                               --------     --------      --------      --------     --------

Income (loss) from investment operations:
     Net investment loss                                          (0.32)       (0.25)        (0.22)        (0.15)       (0.12)
     Net realized and unrealized gains (losses)
      on investments                                               3.88        (2.28)        (6.43)         4.75         5.50
                                                               --------     --------      --------      --------     --------
Total from investment operations                                   3.56        (2.53)        (6.65)         4.60         5.38
                                                               --------     --------      --------      --------     --------

   Less distributions:
        Distributions from net realized gains                      --           --           (0.60)        (0.99)       (0.02)
                                                               --------     --------      --------      --------     --------

   Net asset value at end of year                                $15.41       $11.85        $14.38        $21.63       $18.02
                                                               ========     ========      ========      ========     ========

RATIOS AND SUPPLEMENTAL DATA:

   Total return (a)                                               30.04%      (17.59%)      (31.37%)       26.14%       42.52%
                                                               ========     ========      ========      ========     ========

   Net assets at end of year (000's)                             $3,595       $3,124        $4,737        $6,718       $3,911
                                                               ========     ========      ========      ========     ========

   Ratio of net expenses to average net assets (b)                 3.61%        2.25%         2.14%         1.95%        1.95%

   Ratio of net investment loss to average net assets             (2.28%)      (1.46%)       (1.18%)       (0.81%)      (0.82%)

   Portfolio turnover rate                                           30%          53%           52%           47%          23%


(a)  Total returns shown exclude the effect of applicable sales loads.

(b) Absent fee waivers and/or expense reimbursements by the Adviser, the ratios of expenses to average net assets would have been 5.59%, 4.72%, 3.91%, 4.24% and 6.87% for the years ended September 30, 2003, 2002, 2001, 2000 and 1999, respectively (Note 3).



See accompanying notes to financial statements.

PROFIT VALUE FUND
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2003
--------------------------------------------------------------------------------
    SHARES        COMMON STOCKS - 98.6%                                VALUE
--------------------------------------------------------------------------------
                  AEROSPACE - 2.8%
    1,300         General Dynamics Corp.                            $   101,478
                                                                       --------

                  BUILDING - 1.7%
    2,000         Toll Brothers, Inc. (a)                                60,840
                                                                       --------

                  CONGLOMERATES - 2.1%
        1         Berkshire Hathaway, Inc. - Class A (a)                 75,000
                                                                       --------

                  CONSUMER STAPLES - 2.7%
    3,000         Sysco Corp.                                            98,130
                                                                       --------

                  DIVERSIFIED MANUFACTURING OPERATIONS - 4.1%
    4,940         General Electric Co.                                  147,261
                                                                       --------

                  FINANCIAL & INSURANCE - 12.8%
    1,500         Bank of America Corp.                                 117,060
    1,500         Fannie Mae                                            105,300
    2,500         MGIC Investment Corp.                                 130,175
    2,775         Washington Mutual, Inc.                               109,252
                                                                       --------
                                                                        461,787
                                                                       --------

                  HEALTHCARE - 19.4%
      800         Apria Healthcare Group, Inc. (a)                       21,904
    2,009         Barr Laboratories, Inc. (a)                           137,034
    1,000         Cardinal Health, Inc.                                  58,390
    1,000         Charles River Laboratories International, Inc. (a)     30,690
    8,000         Cytyc Corp. (a)                                       120,320
    2,000         Guidant Corp.                                          93,700
    3,000         Health Management Associates, Inc.                     65,430
    1,530         Merck & Co., Inc.                                      77,449
    3,000         Pfizer, Inc.                                           91,140
                                                                       --------
                                                                        696,057
                                                                       --------

                  MULTI-MEDIA - 2.8%
    5,000         Walt Disney Co. (The)                                 100,850
                                                                       --------

                  OIL - 3.0%
    1,000         ChevronTexaco Corp.                                    71,450
    1,000         Exxon Mobil Corp.                                      36,600
                                                                       --------
                                                                        108,050
                                                                       --------

PROFIT VALUE FUND
PORTFOLIO OF INVESTMENTS (Continued)
SEPTEMBER 30, 2003
--------------------------------------------------------------------------------
    SHARES        COMMON STOCKS - 98.6% (CONTINUED)                     VALUE
--------------------------------------------------------------------------------

                  PAPER MILLS - 2.9%
    2,000         Kimberly-Clark Corp.                                 $102,640
                                                                       --------

                  RECREATIONAL VEHICLES - 4.1%
    2,000         Polaris Industries, Inc.                              148,300
                                                                       --------

                  RETAIL - 6.4%
    3,100         Home Depot, Inc.                                       98,735
    2,500         Safeway, Inc. (a)                                      57,350
    2,000         Target Corp.                                           75,260
                                                                       --------
                                                                        231,345
                                                                       --------

                  SERVICES - 7.6%
    6,000         Cendant Corp. (a)                                     112,140
    3,617         Comcast Corp. (a)                                     111,693
    2,130         Republic Services, Inc. (a)                            48,223
                                                                       --------
                                                                        272,056
                                                                       --------

                  TECHNOLOGY - 21.5%
    7,110         Cisco Systems, Inc. (a)                               138,929
   15,000         Corning, Inc. (a)                                     141,300
   10,000         EMC Corp. (a)                                         126,300
    5,000         Intel Corp.                                           137,550
    6,000         Microsoft Corp.                                       166,740
    1,000         Symantec Corp. (a)                                     63,020
                                                                       --------
                                                                        773,839
                                                                       --------

                  TELECOMMUNICATIONS - 4.7%
    3,000         SBC Communications, Inc.                               66,750
    3,100         Verizon Communications, Inc.                          100,564
                                                                       --------
                                                                        167,314
                                                                       --------


                  TOTAL COMMON STOCKS (Cost $3,139,575)             $ 3,544,947
                                                                    -----------


--------------------------------------------------------------------------------
    SHARES        SHORT TERM MONEY MARKET SECURITIES - 3.0%           VALUE
--------------------------------------------------------------------------------

    106,379       Fidelity Institutional Cash Portfolio - Government
                   (Cost $106,379)                                   $  106,379
                                                                     ----------

                  TOTAL INVESTMENTS AT VALUE - 101.6%
                   (Cost $3,245,954)                                $ 3,651,326

                  LIABILITIES IN EXCESS OF OTHER ASSETS - (1.6%)        (55,954)
                                                                    -----------

                  NET ASSETS - 100.0%                               $ 3,595,372
                                                                    ===========

 (a) Non-income producing security.

 See accompanying notes to financial statements.

PROFIT VALUE FUND
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2003
--------------------------------------------------------------------------------

1.  SIGNIFICANT ACCOUNTING POLICIES

The Profit Value Fund (the Fund) is a diversified series of Profit Funds Investment Trust (the Trust), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on June 14, 1996. The public offering of shares of the Fund commenced on November 15, 1996. The Fund had no operations prior to the public offering of shares except for the initial issuance of shares.

The Fund seeks a high long-term total return, consistent with the preservation of capital and maintenance of liquidity, by investing primarily in the common stock of established, larger capitalization companies (that is, companies having a market capitalization exceeding $10 billion). Dividend income is only an incidental consideration to the Fund's investment objective.

The following is a summary of the Fund's significant accounting policies:

Securities valuation -- The Fund's portfolio securities are valued as of the close of business of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities which are traded on stock exchanges or are quoted by NASDAQ are valued at the closing price or, if not traded on a particular day, at the closing bid price. Securities traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the last sales price, if available, otherwise, at the last quoted bid price. Securities for which market quotations are not readily available are valued at fair value as determined in good faith in accordance with procedures established by and under the general supervision of the Board of Trustees. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value.

Share valuation -- The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding, rounded to the nearest cent. The maximum offering price per share of the Fund is equal to the net asset value per share plus a sales load equal to 4.17% of the net asset value (or 4% of the offering price). The redemption price per share of the Fund is equal to the net asset value per share.

Investment income -- Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned.

Security transactions -- Security transactions are accounted for on the trade date. Securities sold are determined on a specific identification basis.

Distributions to shareholders -- Distributions to shareholders arising from net investment income and net realized capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. There were no distributions for the years ended September 30, 2003 and 2002.

PROFIT VALUE FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
SEPTEMBER 30, 2003
--------------------------------------------------------------------------------

Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is the Fund's policy to comply with the special provisions of Subchapter M of the Internal Revenue Code (the Code) available to regulated investment companies. As provided therein, in any fiscal year in which the Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of September 30, 2003:


                  Cost of portfolio investments           $    3,245,954
                                                          ==============
                  Gross unrealized appreciation           $      658,151

                  Gross unrealized depreciation                 (252,779)
                                                          --------------
                  Net unrealized appreciation             $      405,372

                  Capital loss carryforward                     (233,112)
                                                          --------------
                  Accumulated earnings                    $      172,260
                                                          ==============

The capital loss carryforward, of which $40,162 expires September 30, 2010 and $192,950 expires September 30, 2011, may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

For the year ended September 30, 2003, the Fund reclassified its net investment loss of $74,144 against paid-in capital on the Statement of Assets and Liabilities. Such reclassification, the result of permanent differences between the financial statement and income tax reporting requirements, has no effect on the Fund's net assets or net asset value per share.

2.  INVESTMENT TRANSACTIONS

During the year ended September 30, 2003, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and U.S. government securities, amounted to $974,807 and $1,414,816, respectively.

PROFIT VALUE FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
SEPTEMBER 30, 2003
--------------------------------------------------------------------------------

3.  TRANSACTIONS WITH AFFILIATES

The President of the Trust is also the President of Investor Resources Group, LLC, d.b.a. Profit Investment Management (the Adviser). Certain other officers of the Trust are also officers of the Adviser, or of Ultimus Fund Solutions, LLC (Ultimus), the administrative services agent, shareholder servicing and transfer agent, and accounting services agent for the Trust, or of Ultimus Fund Distributors, LLC (the Underwriter), the principal underwriter for the Fund and exclusive agent for the distribution of shares of the Fund.

INVESTMENT ADVISORY AGREEMENT
The Fund's investments are managed by the Adviser pursuant to the terms of an Investment Advisory Agreement. The Fund pays the Adviser an investment advisory fee, computed and accrued daily and paid monthly, at an annual rate of 1.25% of average daily net assets of the Fund.

Pursuant to an Expense Limitation Agreement, the Adviser contractually agreed, until February 1, 2003, to waive a portion of its advisory fees and if necessary, reimburse a portion of the Fund's operating expenses so that the Fund's ordinary operating expenses through such date did not exceed 2.25% per annum of the Fund's average daily net assets (the Cap). As a result of the Cap, the Adviser waived its entire investment advisory fee of $13,513 and reimbursed the Fund for $23,929 of other operating expenses during the period from October 1, 2002 through February 1, 2003. Additionally, during the period from February 1, 2003 through September 30, 2003, the Adviser voluntarily waived its entire investment advisory fee of $27,170.

ADMINISTRATION AGREEMENT
Under the terms of an Administration Agreement, Ultimus supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services for the Fund. Ultimus supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the Securities and Exchange Commission and state securities commissions and materials for meetings of the Board of Trustees. For these services, Ultimus receives a monthly fee at an annual rate of 0.15% of the Fund's average daily net assets up to $50 million; 0.125% of such net assets between $50 million and $100 million; 0.10% of such net assets between $100 million and $250 million; 0.075% of such net assets between $250 million and $500 million; and 0.05% of such net assets in excess of $500 million, subject to a minimum monthly fee of $2,000. The foregoing fee is being discounted by 25% until October 29, 2004.

ACCOUNTING SERVICES AGREEMENT
Under the terms of an Accounting Services Agreement, Ultimus calculates the daily net asset value per share and maintains the financial books and records of the Fund. For these services, Ultimus receives a fee, based on current asset levels, of $2,500 per month from the Fund. The foregoing fee is being discounted by 25% until October 29, 2004.

PROFIT VALUE FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
SEPTEMBER 30, 2003
--------------------------------------------------------------------------------

TRANSFER AGENT AGREEMENT
Under the terms of a Transfer Agent and Shareholder Services Agreement, Ultimus maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, Ultimus receives a monthly fee at an annual rate of $20 per shareholder account from the Fund, subject to a $1,500 minimum monthly fee. The foregoing fee is being discounted by 25% until October 29, 2004. In addition, the Fund reimburses Ultimus for out-of-pocket expenses including, but not limited to, postage and supplies.

UNDERWRITING AGREEMENT
Under the terms of an Underwriting Agreement between the Trust and the Underwriter, the Underwriter earned $1,437 from underwriting commissions on the sale of shares of the Fund during the year ended September 30, 2003.

DISTRIBUTION PLAN
The Fund has adopted a Plan of Distribution (the Plan) under which the Fund may incur expenses related to the distribution and promotion of Fund shares. The annual limitation for payment of such expenses under the Plan is 0.25% of the Fund's average daily net assets. The Fund incurred distribution expenses of $3,787 under the Plan during the year ended September 30, 2003.

                         REPORT OF INDEPENDENT AUDITORS


To the Board of Trustees
and Shareholders of the Profit Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Profit Value Fund (the "Fund") at September 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Columbus, Ohio
November 20, 2003

PROFIT VALUE FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)
SEPTEMBER 30, 2003
--------------------------------------------------------------------------------

Overall responsibility for management of the Fund rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Fund to actively supervise its day-to-day operations. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Fund:

-------------------------------------------------------------------------------------------------------------
                                                                        POSITION HELD
TRUSTEE                  ADDRESS                                  AGE   WITH THE TRUST  LENGTH OF TIME SERVED
-------------------------------------------------------------------------------------------------------------
*Eugene A. Profit        8720 Georgia Avenue, Suite 808           39    President and   Since June 1996
                         Silver Spring, MD  20910                       Trustee
-------------------------------------------------------------------------------------------------------------
Larry E. Jennings, Jr.   250 South President Street, Suite 150    40    Trustee         Since October 1996
                         Baltimore, MD  21202
-------------------------------------------------------------------------------------------------------------
Robert M. Milanicz       750 First Street, NE                     55    Trustee         Since October 1996
                         Washington, DC  20002
-------------------------------------------------------------------------------------------------------------
Deborah T. Owens         9575 Sea Shadow                          44    Trustee         Since October 1998
                         Columbia, MD  21046
-------------------------------------------------------------------------------------------------------------
Robert G. Dorsey         135 Merchant Street, Suite 230,          46    Vice President  Since October 2001
                         Cincinnati, OH 45246
-------------------------------------------------------------------------------------------------------------
Mark J. Seger            135 Merchant Street, Suite 230,          41    Treasurer       Since October 2001
                         Cincinnati, OH 45246
-------------------------------------------------------------------------------------------------------------
John F. Splain           135 Merchant Street, Suite 230,          47    Secretary       Since October 2001
                         Cincinnati, OH 45246
-------------------------------------------------------------------------------------------------------------

* Mr. Profit, as an affiliated person of the Adviser, is an "interested person" of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

Each Trustee oversees the one portfolio of the Trust. The principal occupations of the Trustees and executive officers of the Fund during the past five years and public directorships held by the Trustees are set forth below:

Eugene A. Profit is President and Chief Executive Officer of the Adviser.

Larry E. Jennings, Jr. is Managing Director and Chief Executive Officer of Carnegie Morgan Co. (a privately held investment firm).

Robert M. Milanicz is Assistant Controller of the American Psychological Association. He was previously Comptroller with the American Psychiatric Association.

Deborah T. Owens is the President of Owens Media Group, LLC (a company that develops investment education programs) and a Radio Talk Show Host and Seminar Presenter.

Robert G. Dorsey is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC. Prior to March 1999, he was President of Countrywide Fund Services, Inc. (a mutual fund services company).

PROFIT VALUE FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)
SEPTEMBER 30, 2003
--------------------------------------------------------------------------------

Mark J. Seger is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC. Prior to March 1999, he was First Vice President of Countrywide Fund Services, Inc.

John F. Splain is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC. Prior to March 1999, he was First Vice President and Secretary of Countrywide Fund Services, Inc. and affiliated companies.

Additional information about the Board of Trustees and Executive Officers may be found in the Fund's Statement of Additional Information (SAI). To obtain a free copy of the SAI, please call 1-888-744-2337.












A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge upon request by calling toll-free 1-888-744-2337, or on the Securities and Exchange Commission's website at http://www.sec.gov.

===============================================================================




                          PROFIT FUNDS INVESTMENT TRUST
                          -----------------------------


                                THE PROFIT FUND
                                -----------------










                               SEMI-ANNUAL REPORT
                                 March 31, 2004
                                   (Unaudited)













      INVESTMENT ADVISER                                ADMINISTRATOR
 PROFIT INVESTMENT MANAGEMENT                     ULTIMUS FUND SOLUTIONS, LLC
8720 Georgia Avenue, Suite 808                         P.O. Box 46707
Silver Spring, Maryland 20910                    Cincinnati, Ohio 45246-0707
                                                        1.888.744.2337



================================================================================

THE PROFIT FUND
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2004 (UNAUDITED)
===============================================================================

ASSETS
Investments in securities:
     At acquisition cost                                            $ 5,630,688
                                                                    ===========
     At value (Note 1)                                              $ 6,782,212
Receivable for capital shares sold                                        2,287
Receivable for securities sold                                          350,018
Dividends receivable                                                      6,025
Other assets                                                             17,008
                                                                    -----------
     TOTAL ASSETS                                                     7,157,550
                                                                    -----------

LIABILITIES
Bank overdraft                                                           16,121
Payable for investment securities purchased                             272,358
Payable to Administrator (Note 3)                                         4,500
Other accrued expenses and liabilities                                   13,166
                                                                    -----------
     TOTAL LIABILITIES                                                  306,145
                                                                    -----------

NET ASSETS                                                          $ 6,851,405
                                                                    ===========

NET ASSETS CONSIST OF:
Paid-in capital                                                     $ 5,748,443
Accumulated net investment loss                                         (37,372)
Accumulated net realized losses from security transactions              (11,190)
Net unrealized appreciation on investments                            1,151,524
                                                                    -----------
NET ASSETS                                                          $ 6,851,405
                                                                    ===========

Shares of beneficial interest outstanding (unlimited
     number of shares authorized, no par value)                         391,011
                                                                    ===========

Net asset value and redemption price per share (Note 1)             $     17.52
                                                                    ===========

Maximum offering price per share ($17.52/96%) (Note 1)              $     18.25
                                                                    ===========


See accompanying notes to financial statements.

THE PROFIT FUND
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED MARCH 31, 2004 (UNAUDITED)
================================================================================

INVESTMENT INCOME
     Dividends                                                      $    36,857
                                                                    -----------

EXPENSES
     Investment advisory fees (Note 3)                                   34,864
     Professional fees                                                   15,538
     Accounting services fees (Note 3)                                   11,250
     Administration fees (Note 3)                                         9,000
     Insurance expense                                                    7,442
     Transfer agent fees (Note 3)                                         6,750
     Postage and supplies                                                 5,355
     Distribution expense (Note 3)                                        4,650
     Registration fees                                                    4,466
     Custodian fees                                                       3,704
     Reports to shareholders                                              1,813
     Trustees' fees and expenses                                            750
     Other expenses                                                       2,517
                                                                    -----------
          TOTAL EXPENSES                                                108,099
     Fees waived and expenses reimbursed (Note 3)                       (33,870)
                                                                    -----------
          NET EXPENSES                                                   74,229
                                                                    -----------

NET INVESTMENT LOSS                                                     (37,372)
                                                                    -----------

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
     Net realized gains from security transactions                      239,605
     Net change in unrealized appreciation/depreciation
      on investments                                                    453,269
                                                                    -----------

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS                        692,874
                                                                    -----------

NET INCREASE IN NET ASSETS FROM OPERATIONS                          $   655,502
                                                                    ===========


See accompanying notes to financial statements.


THE PROFIT FUND
STATEMENTS OF CHANGES IN NET ASSETS
===========================================================================================================
                                                                            Six Months           Year
                                                                               Ended             Ended
                                                                          March 31, 2004      September 30,
                                                                           (Unaudited)            2003
-----------------------------------------------------------------------------------------------------------
FROM OPERATIONS
     Net investment loss                                                  $   (37,372)       $   (74,144)
     Net realized gains from security transactions                            239,605             33,594
     Net change in unrealized appreciation/depreciation
      on investments                                                          453,269            906,578
                                                                          -----------        -----------
Net increase in net assets from operations                                    655,502            866,028
                                                                          -----------        -----------

FROM CAPITAL SHARE TRANSACTIONS
      Net assets received in conjunction with Merger Agreement (Note 1)     3,231,291               --
      Proceeds from shares sold                                               156,620            160,818
      Payments for shares redeemed                                           (787,380)          (555,495)
                                                                          -----------        -----------
Net increase (decrease) in net assets from capital share transactions       2,600,531           (394,677)
                                                                          -----------        -----------

TOTAL INCREASE IN NET ASSETS                                                3,256,033            471,351

NET ASSETS
      Beginning of period                                                   3,595,372          3,124,021
                                                                          -----------        -----------
      End of period                                                       $ 6,851,405        $ 3,595,372
                                                                          ===========        ===========


CAPITAL SHARE ACTIVITY
      Shares received in conjunction with Merger Agreement (Note 1)           193,937               --
      Shares sold                                                               9,066             11,811
      Shares redeemed                                                         (45,291)           (42,088)
                                                                          -----------        -----------
       Net increase (decrease) in shares outstanding                          157,712            (30,277)
      Shares outstanding, beginning of period                                 233,299            263,576
                                                                          -----------        -----------
      Shares outstanding, end of period                                       391,011            233,299
                                                                          ===========        ===========


See accompanying notes to financial statements.


THE PROFIT FUND
FINANCIAL HIGHLIGHTS
===================================================================================================================================

                                                     Six Months        Year         Year          Year        Year          Year
                                                        Ended          Ended        Ended         Ended       Ended        Ended
                                                    March 31, 2004   Sept. 30,    Sept. 30,     Sept. 30,   Sept. 30,     Sept. 30,
                                                     (Unaudited)        2003         2002         2001         2000          1999
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                $   15.41     $   11.85     $   14.38     $   21.63    $   18.02    $   12.66
                                                      ---------     ---------     ---------     ---------    ---------    ---------
Income (loss) from investment operations:
     Net investment loss                                  (0.10)        (0.32)        (0.25)        (0.22)       (0.15)       (0.12)
     Net realized and unrealized gains (losses)
      on investments                                       2.21          3.88         (2.28)        (6.43)        4.75         5.50
                                                      ---------     ---------     ---------     ---------    ---------    ---------
Total from investment operations                           2.11          3.56         (2.53)        (6.65)        4.60         5.38
                                                      ---------     ---------     ---------     ---------    ---------    ---------

Less distributions:
     Distributions from net realized gains              --            --            --              (0.60)       (0.99)       (0.02)
                                                      ---------     ---------     ---------     ---------    ---------    ---------

Net asset value at end of period                      $   17.52     $   15.41     $   11.85     $   14.38    $   21.63    $   18.02
                                                      =========     =========     =========     =========    =========    =========

RATIOS AND SUPPLEMENTAL DATA:

   Total return (a)                                      13.69%(c)       30.04%       (17.59%)      (31.37%)      26.14%     42.52%
                                                      =========     =========     =========     =========    =========    =========

   Net assets at end of period (000's)                $   6,851      $  3,595      $  3,124     $   4,737    $   6,718    $   3,911
                                                      =========     =========     =========     =========    =========    =========

   Ratio of net expenses to average net assets(b)         2.66%(d)        3.61%        2.25%          2.14%       1.95%       1.95%

   Ratio of net investment loss to average net assets   (1.34%)(d)       (2.28%)      (1.46%)       (1.18%)      (0.81%)    (0.82%)

   Portfolio turnover rate                                  56%(d)           30%         53%           52%          47%         23%


     (a)Total returns shown exclude the effect of applicable sales loads.

     (b)Absent fee waivers and/or expense reimbursements by the Adviser, the ratios of expenses to average net assets would have been 3.87%(d), 5.59%, 4.72%, 3.91%, 4.24% and 6.87% for the periods ended March 31,
          2004 and September 30, 2003, 2002,  2001, 2000 and 1999,  respectively
          (Note 3).

     (c)  Not Annualized

     (d)  Annualized

See accompanying notes to financial statements.

THE PROFIT FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2004 (UNAUDITED)
--------------------------------------------------------------------------------
   SHARES      COMMON STOCKS - 99.0%                                   VALUE
--------------------------------------------------------------------------------

               AEROSPACE - 5.5%
    2,300      General Dynamics Corp.                              $    205,459
    2,000      United Technologies Corp.                                172,600
                                                                    -----------
                                                                        378,059
                                                                    -----------

               APPAREL MANUFACTURERS - 1.4%
    2,700      Jones Apparel Group, Inc.                                 97,605
                                                                    -----------

               BANKS - 3.3%
    1,300      Bank of America Corp.                                    105,274
    2,775      Washington Mutual, Inc.                                  118,520
                                                                    -----------
                                                                        223,794
                                                                    -----------

               CABLE TELEVISION - 1.5%
    3,617      Comcast Corp. - Class A (a)                              103,953


               COMPUTERS & COMPUTER PRODUCTS - 8.3%
    7,110      Cisco Systems, Inc. (a)                                  167,227
   10,000      EMC Corp. (a)                                            136,100
    5,000      Intel Corp.                                              136,000
   11,300      Western Digital Corp. (a)                                126,899
                                                                    -----------
                                                                        566,226
                                                                    -----------
               CONSUMER STAPLES - 1.7%
    3,000      Sysco Corp.                                              117,150
                                                                    -----------

               CONSTRUCTION - 1.3%
    2,000      Toll Brothers, Inc. (a)                                   90,860
                                                                    -----------

               CONSTRUCTION PRODUCTS - 1.9%
    1,150      American Standard Cos., Inc. (a)                         130,812
                                                                    -----------

               DIVERSIFIED MANUFACTURING OPERATIONS - 2.2%
    4,940      General Electric Co.                                     150,769
                                                                    -----------

               ELECTRIC - 3.0%
    2,700      DTE Energy Co.                                           111,105
    5,200      Xcel Energy, Inc.                                         92,612
                                                                    -----------
                                                                        203,717
                                                                    -----------

               FOOD - 2.4%
    4,900      McCormick & Co., Inc.                                    164,248
                                                                       --------

               HEALTHCARE SERVICES - 2.3%
      800      Apria Healthcare Group, Inc. (a)                          23,952
    1,600      Quest Diagnostics, Inc.                                  132,528
                                                                       --------
                                                                        156,480
                                                                       --------

THE PROFIT FUND
PORTFOLIO OF INVESTMENTS (Continued)
--------------------------------------------------------------------------------
   SHARES      COMMON STOCKS - 99.0% (Continued)                        VALUE
--------------------------------------------------------------------------------

               INSURANCE - 7.0%
    2,700      Aon Corp.                                           $     75,357
        1      Berkshire Hathaway, Inc. - Class A (a)                    93,300
    2,500      MGIC Investment Corp.                                    160,575
    3,950      PMI Group, Inc. (The)                                    147,572
                                                                    -----------
                                                                        476,804
                                                                    -----------
               INTERNET SECURITY - 2.7%
    4,000      Symantec Corp. (a)                                       185,200
                                                                    -----------

               MEDICAL - DRUGS - 7.8%
    3,613      Barr Pharmaceuticals, Inc. (a)                           165,837
    3,530      Merck & Co., Inc.                                        155,991
    6,000      Pfizer, Inc.                                             210,300
                                                                    -----------
                                                                        532,128
                                                                    -----------

               MEDICAL - PRODUCTS - 7.2%
    3,900      Becton, Dickinson & Co. .                                189,072
    8,000      Cytyc Corp. (a)                                          178,000
    2,000      Guidant Corp.                                            126,740
                                                                    -----------
                                                                        493,812
                                                                    -----------

               MORTGAGE LOAN/BANKER - 3.4%
    1,500      Fannie Mae                                               111,525
    2,000      Freddie Mac                                              118,120
                                                                    -----------
                                                                        229,645
                                                                    -----------

               MULTI-MEDIA - 1.8%
    5,000      Walt Disney Co. (The)                                    124,950
                                                                    -----------

               OFFICE AUTOMATION & EQUIPMENT - 1.5%
    2,400      Pitney Bowes, Inc.                                       102,264
                                                                    -----------

               OIL - 6.6%
    1,000      ChevronTexaco Corp.                                       87,780
    4,000      Exxon Mobil Corp.                                        166,360
    4,300      GlobalSantaFe Corp.                                      119,411
    3,250      XTO Energy, Inc.                                          82,030
                                                                    -----------
                                                                        455,581
                                                                    -----------

               PACKAGING - 1.2%
    3,700      Pactiv Corp. (a)                                          82,325
                                                                    -----------

               PAPER MILLS - 1.8%
    2,000      Kimberly-Clark Corp.                                     126,200
                                                                    -----------

               PUBLISHING - 0.7%
      650      Knight-Ridder, Inc.                                       47,612
                                                                    -----------

THE PROFIT FUND
PORTFOLIO OF INVESTMENTS (Continued)
--------------------------------------------------------------------------------
   SHARES      COMMON STOCKS - 99.0% (Continued)                        VALUE
--------------------------------------------------------------------------------

               RECREATIONAL VEHICLES - 2.6%
    4,000      Polaris Industries, Inc.                            $    181,760
                                                                    -----------

               RETAIL - 8.5%
    5,100      Home Depot, Inc.                                         190,536
    2,900      Limited Brands                                            58,000
    6,000      Staples, Inc.                                            152,340
    4,000      Target Corp.                                             180,160
                                                                    -----------
                                                                        581,036
                                                                    -----------

               SERVICES - DIVERSIFIED - 2.1%
    6,000      Cendant Corp.                                            146,340
                                                                    -----------

               SOFTWARE - 2.2%
    6,000      Microsoft Corp.                                          149,820
                                                                    -----------

               TELECOMMUNICATIONS - 6.5%
    9,000      Nokia Oyj - ADR                                          182,520
    3,000      SBC Communications, Inc.                                  73,620
    5,100      Verizon Communications, Inc.                             186,354
                                                                    -----------
                                                                        442,494
                                                                    -----------

               TOYS - 0.6%
    2,200      Mattel, Inc.                                              40,568
                                                                    -----------

               TOTAL COMMON STOCKS - 99.0% (Cost $5,630,688)       $  6,782,212

               OTHER ASSETS IN EXCESS OF LIABILITIES - 1.0%              69,193
                                                                    -----------

               NET ASSETS - 100.0%                                 $  6,851,405
                                                                    ===========

(a) Non-income producing security.

ADR - American Depository Receipt

See accompanying notes to financial statements.

THE PROFIT FUND
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2004 (UNAUDITED)
--------------------------------------------------------------------------------

1.  ORGANIZATION

The Profit Fund (the Fund), formerly the Profit Value Fund, is a diversified series of Profit Funds Investment Trust (the Trust), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on June 14, 1996. The public offering of shares of the Fund commenced on November 15, 1996. The Fund had no operations prior to the public offering of shares except for the initial issuance of shares.

On December 23, 2003, the Fund consummated a tax-free merger with the Kenwood Growth & Income Fund (the "Kenwood Fund"). Pursuant to the terms of the agreement governing the merger, each share of the Kenwood Fund was converted into an equivalent dollar amount of shares of the Fund, based on the net asset value of the Fund and the Kenwood Fund as of December 22, 2003 ($16.66 and $13.38, respectively), resulting in a conversion ratio of 0.803025 shares of the Fund for each share of the Kenwood Fund. The Fund thus issued 193,937 shares to shareholders of the Kenwood Fund. Net assets of the Fund and the Kenwood Fund as of the merger date were $3,864,743 and $3,231,291, including unrealized appreciation of $711,640 and $292,883, respectively. In addition, the Kenwood Fund's net assets included accumulated capital losses of $17,683. Total net assets after the merger were $6,803,151.

The Fund seeks to provide investors with a high long-term total return, consistent with the preservation of capital and maintenance of liquidity, by investing primarily in the common stock of established, larger capitalization companies (that is, companies having a market capitalization exceeding $10 billion). Dividend income is only an incidental consideration to the Fund's investment objective.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the Fund's significant accounting policies:

Securities valuation -- The Fund's portfolio securities are valued as of the close of business of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities which are traded on stock exchanges are valued at the closing price on the day the securities are being valued, or, if not traded on a particular day, at the closing bid price. Securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the last sale price, if available, otherwise, at the last quoted bid price. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Securities and other assets for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with procedures established by and under the general supervision of the Board of Trustees. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value.

Share valuation -- The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding, rounded to the nearest cent. The maximum offering price per share of the Fund is equal to the net asset value per share plus a sales load equal to 4.17% of the net asset value (or 4% of the offering price). The redemption price per share of the Fund is equal to the net asset value per share.

Investment income -- Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned.

THE PROFIT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
MARCH 31, 2004 (UNAUDITED)
--------------------------------------------------------------------------------

Security transactions -- Security transactions are accounted for on the trade date. Securities sold are determined on a specific identification basis.

Distributions to shareholders -- Distributions to shareholders arising from net investment income and net realized capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. There were no distributions for the periods ended March 31, 2004 and September 30, 2003.

Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is the Fund's policy to comply with the special provisions of Subchapter M of the Internal Revenue Code (the Code) available to regulated investment companies. As provided therein, in any fiscal year in which the Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of March 31, 2004:

          Cost of portfolio investments                     $ 5,630,688
                                                        ====================
          Gross unrealized appreciation                     $ 1,345,861

          Gross unrealized depreciation                        (194,337)
                                                        --------------------

          Net unrealized appreciation                       $ 1,151,524

          Capital loss carryforward                            (233,112)

          Accumulated ordinary loss                             (37,372)

          Other gains                                           221,922
                                                        --------------------

          Accumulated earnings                              $ 1,102,962
                                                        ====================

The capital loss carryforward, of which $40,162 expires September 30, 2010 and $192,950 expires September 30, 2011, may be utilized in the current and future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

THE PROFIT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
MARCH 31, 2004 (UNAUDITED)
--------------------------------------------------------------------------------

3.  INVESTMENT TRANSACTIONS

During the six months ended March 31, 2004, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and U.S. government securities, amounted to $3,791,728 and $1,540,220, respectively.

4.  TRANSACTIONS WITH AFFILIATES

The President of the Trust is also the President of Investor Resources Group, LLC, d.b.a. Profit Investment Management (the Adviser). Certain other officers of the Trust are also officers of the Adviser, or of Ultimus Fund Solutions, LLC (Ultimus), the administrative services agent, shareholder servicing and transfer agent, and accounting services agent for the Trust, or of Ultimus Fund Distributors, LLC (the Underwriter), the principal underwriter for the Fund and exclusive agent for the distribution of shares of the Fund.

INVESTMENT ADVISORY AGREEMENT
The Fund's investments are managed by the Adviser pursuant to the terms of an Investment Advisory Agreement. The Fund pays the Adviser an investment advisory fee, computed and accrued daily and paid monthly, at an annual rate of 1.25% of average daily net assets of the Fund.

Effective January 22, 2004, the Adviser contractually agreed, until February 1, 2005, to waive a portion of its advisory fees and if necessary, reimburse a portion of the Fund's operating expenses so that the Fund's ordinary operating expenses through such date do not exceed 2.45% per annum of the Fund's average daily net assets (the Expense Cap). Additionally, prior to January 22, 2004, the Adviser voluntarily waived its entire investment advisory fee in order to limit operating expenses of the Fund. As a result of the Expense Cap and the voluntary waiver, the Adviser waived $33,870 of its investment advisory fees during the six months ended March 31, 2004.

ADMINISTRATION AGREEMENT
Under the terms of an Administration Agreement, Ultimus supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services for the Fund. Ultimus supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the Securities and Exchange Commission and state securities commissions and materials for meetings of the Board of Trustees. For these services, Ultimus receives a monthly fee at an annual rate of 0.15% of the Fund's average daily net assets up to $50 million; 0.125% of such net assets between $50 million and $100 million; 0.10% of such net assets between $100 million and $250 million; 0.075% of such net assets between $250 million and $500 million; and 0.05% of such net assets in excess of $500 million, subject to a minimum monthly fee of $2,000. The foregoing fee is being discounted by 25% until October 29, 2004.

ACCOUNTING SERVICES AGREEMENT
Under the terms of an Accounting Services Agreement, Ultimus calculates the daily net asset value per share and maintains the financial books and records of the Fund. For these services, Ultimus receives a fee, based on current asset levels, of $2,500 per month from the Fund. The foregoing fee is being discounted by 25% until October 29, 2004.

THE PROFIT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
MARCH 31, 2004 (UNAUDITED)
--------------------------------------------------------------------------------

TRANSFER AGENT AGREEMENT
Under the terms of a Transfer Agent and Shareholder Services Agreement, Ultimus maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, Ultimus receives a monthly fee at an annual rate of $20 per shareholder account from the Fund, subject to a $1,500 minimum monthly fee. The foregoing fee is being discounted by 25% until October 29, 2004. In addition, the Fund reimburses Ultimus for out-of-pocket expenses including, but not limited to, postage and supplies.

UNDERWRITING AGREEMENT
Under the terms of an Underwriting Agreement between the Trust and the Underwriter, the Underwriter earned $293 from underwriting commissions on the sale of shares of the Fund during the six months ended March 31, 2004.

DISTRIBUTION PLAN
The Fund has adopted a Plan of Distribution (the Plan) under which the Fund may incur expenses related to the distribution and promotion of Fund shares. The annual limitation for payment of such expenses under the Plan is 0.25% of the Fund's average daily net assets. The Fund incurred distribution expenses of $4,650 under the Plan during the six months ended March 31, 2004.

                              PRO FORMA PROFIT FUND
                          COMBINED FINANCIAL STATEMENTS


PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

The following tables set forth the unaudited pro forma condensed Statement of Assets and Liabilities as of March 31, 2004 and unaudited pro forma condensed Statement of Operations for the twelve month period ended March 31, 2004 for the Profit Fund and the Lake Forest Fund as adjusted giving effect to the Reorganization as if it had occurred as of the beginning of the period. These statements have been derived from the books and records utilized in calculating daily net asset value for each fund. Please see the Notes to Pro Forma Financial Statements that follow the tables.



                                                        Profit Fund
                                               Lake Forest Core Equity Fund
                                   Pro Forma Combining Schedule of Portfolio Investments
                                                        As of 3/31/04


           Lake Forest                                                                                                Pro Forma
 Profit    Core Equity              Pro Forma                                   Profit     Lake Forest                Combined
  Fund        Fund      Pro Forma    Combined                                    Fund   Core Equity Fund   Pro Forma   Market
 Shares      Shares    Adjustments    Shares    Security Description         Market Value  Market Value   Adjustments   Value
................................................................................................................................

                                                Common Stocks
Aerospace
   2,300       2,000          --       4,300    General Dynamics Corp.            $205,459    $178,660          --    $384,119
      --       5,000          --       5,000    Lockheed Martin Corp.                   --     228,200          --     228,200
      --         172          --         172    Northrop Grumman                        --      16,928          --      16,928
   2,000       2,000          --       4,000    United Technologies Corp.          172,600     172,600          --     345,200
                                                                                  ....................    ....................

                                                                                   378,059     596,388                 974,447

Apparel Manufacturers
   2,700          --          --       2,700    Jones Apparel Group, Inc.           97,605          --          --      97,605
                                                                                  ....................    ....................

Auto Manufacturer
   4,000       3,500          --       7,500    Polaris Industries                 181,760     159,040          --     340,800
                                                                                  ....................    ....................

Banks
   1,300          --          --       1,300    Bank of America Corp.              105,274          --          --     105,274
   2,775       3,000          --       5,775    Washington Mutual, Inc.            118,520     128,130          --     246,650
                                                                                  ....................    ....................
                                                                                   223,794     128,130                 351,924

Chemicals
   2,255          --          --       2,255    Dow Chemical Co.                        --      90,831          --      90,831
                                                                                  ....................    ....................

Cable Television
   3,617          --          --       3,617    Comcast Corp. - Class A (a)        103,953          --          --     103,953
                                                                                  ....................    ....................

Computers & Computer Products
   7,110       8,000          --      15,110    Cisco Systems, Inc. (a)            167,227     188,160          --     355,387
  10,000          --          --      10,000    EMC Corp. (a)                      136,100          --          --     136,100
      --       3,795          --       3,795    Hewlett-Packard Co.                     --      86,678          --      86,678
   5,000      12,000          --      17,000    Intel Corp.                        136,000     326,400          --     462,400
      --         800          --         800    International Business Machines Corp.   --      73,472          --      73,472
  11,300          --          --      11,300    Western Digital Corp. (a)          126,899          --          --     126,899
                                                                                  ....................    ....................
                                                                                   566,226     674,710               1,240,936

Consumer Staples
      --       2,000       2,000                Procter & Gamble Co.                    --     209,760          --     209,760
   3,000          --          --       3,000    Sysco Corp.                        117,150          --          --     117,150
                                                                                  ....................    ....................
                                                                                   117,150     209,760                 326,910

Construction Products
   1,150       1,200          --       2,350    American Standard Cos., Inc. (a)   130,812     136,500          --     267,312
   2,000       4,000          --       6,000    Toll Brothers, Inc. (a)             90,860     181,720          --     272,580
                                                                                  ....................    ....................
                                                                                   221,672     318,220                 539,892

Diversified Manufacturing Operations
   4,940      15,000          --      19,940    General Electric Co.               150,769     457,800          --     608,569
                                                                                  ....................    ....................

Electric
   2,700          --          --       2,700    DTE Energy Co.                     111,105          --          --     111,105
   5,200          --          --       5,200    Xcel Energy, Inc.                   92,612          --          --      92,612
                                                                                  ....................    ....................

                                                                                   203,717          --                 203,717

Food
      --       4,400       4,400                General Mills, Inc.                     --     205,392          --     205,392
   4,900          --          --       4,900    McCormick & Co., Inc.              164,248          --          --     164,248
      --       2,200          --       2,200    Pepsico, Inc.                           --     118,470          --     118,470
                                                                                  ....................    ....................
                                                                                   164,248     323,862                 488,110

Healthcare Services
     800          --          --         800    Apria Healthcare Group, Inc. (a)    23,952          --          --      23,952
   1,600          --          --       1,600    Quest Diagnostics, Inc.            132,528          --          --     132,528
                                                                                  ....................    ....................
                                                                                   156,480          --                 156,480

            See Notes to Pro Forma Financial Statements (Unaudited)


                                                                                                                      Pro Forma
 Profit     Lake Forest              Pro Forma                                   Profit     Lake Forest                Combined
  Fund         Funds     Pro Forma   Combined                                     Fund    Core Equity Fund  Pro Forma   Market
 Shares       Shares    Adjustments   Shares    Security Description          Market Value  Market Value   Adjustments   Value
...............................................................................................................................

                                                Common Stocks (Continued)

Insurance
   2,700          --          --       2,700    Aon Corp.                         $ 75,357    $     --          --    $ 75,357
       1          --          --           1    Berkshire Hathaway, Inc. -
                                                  Class A  (a)                      93,300          --          --      93,300
   2,500       3,000          --       5,500    MGIC Investment Corp.              160,575     192,690          --     353,265
   3,950          --          --       3,950    PMI Group, Inc. (The)              147,572          --          --     147,572
                                                                                  ....................    ....................
                                                                                   476,804     192,690                 669,494

Internet Security
   4,000          --          --       4,000    Symantec Corp. (a)                 185,200          --          --     185,200
                                                                                  ....................    ....................

Medical -     Drugs
   3,613          --          --       3,613    Barr Pharmaceuticals, Inc. (a)     165,837          --          --     165,837
      --       5,000          --       5,000    Eli Lilly & Co.                         --     334,500          --     334,500
      --       6,000          --       6,000    Johnson & Johnson                       --     304,320          --     304,320
   3,530       4,000          --       7,530    Merck & Co., Inc.                  155,991     176,760          --     332,751
   6,000      11,300          --      17,300    Pfizer, Inc.                       210,300     396,065          --     606,365
                                                                                  ....................    ....................
                                                                                   532,128   1,211,645               1,743,773

Medical -     Products
   3,900          --          --       3,900    Becton, Dickinson & Co.            189,072          --          --     189,072
   8,000          --          --       8,000    Cytyc Corp. (a)                    178,000          --          --     178,000
   2,000          --          --       2,000    Guidant Corp.                      126,740          --          --     126,740
                                                                                  ....................    ....................
                                                                                   493,812          --          --     493,812
Mortgage Loan/Banker
   1,500          --          --       1,500    Fannie Mae                         111,525          --          --     111,525
   2,000          --          --       2,000    Freddie Mac                        118,120          --          --     118,120
                                                                                  ....................    ....................
                                                                                   229,645          --          --     229,645

Multi-Media
   5,000          --          --       5,000    Walt Disney Co. (The)              124,950          --          --     124,950
                                                                                  ....................    ....................
Office Automation & Equipment
   2,400          --          --       2,400    Pitney Bowes, Inc.                 102,264          --          --     102,264
                                                                                  ....................    ....................
Oil
      --       5,292          --       5,292    BP PLC - ADR                            --     270,950          --     270,950
   1,000       2,772          --       3,772    Chevron Texaco Corp.                87,780     243,326          --     331,106
   4,000          --          --       4,000    Exxon Mobil Corp.                  166,360          --          --     166,360
   4,300          --          --       4,300    GlobalSantaFe Corp.                119,411          --          --     119,411
   3,250          --          --       3,250    XTO Energy, Inc.                    82,030          --          --      82,030
                                                                                  ....................    ....................
                                                                                   455,581     514,276                 969,857
Packaging
   3,700          --          --       3,700    Pactiv Corp. (a)                    82,325          --          --      82,325
                                                                                  ....................    ....................
Paper Mills
   2,000       3,000          --       5,000    Kimberly-Clark Corp.               126,200     189,300          --     315,500
      --       4,000          --       4,000    Wyeth                                   --     150,200          --     150,200
                                                                                  ....................    ....................
                                                                                   126,200     339,500                 465,700

Publishing
     650          --          --         650    Knight-Ridder, Inc.                 47,612          --          --      47,612
                                                                                  ....................    ....................
Retail
   5,100       5,000          --      10,100    Home Depot, Inc.                   190,536     186,800          --     377,336
   2,900          --          --       2,900    Limited Brands                      58,000          --          --      58,000
   6,000       6,000          --      12,000    Staples, Inc. (a)                  152,340     152,340          --     304,680
   4,000       4,000          --       8,000    Target Corp.                       180,160     180,160          --     360,320
                                                                                  ....................    ....................
                                                                                   581,036     519,300               1,100,336

Services
   6,000       6,000          --      12,000    Cendant Corp.                      146,340     146,340          --     292,680
                                                                                  ....................    ....................
Software
   6,000      12,000          --      18,000    Microsoft Corp.                    149,820     299,640          --     449,460
                                                                                  ....................    ....................
Telecommunications
   9,000          --          --       9,000    Nokia Oyj - ADR                    182,520          --          --     182,520
   3,000          --          --       3,000    SBC Communications, Inc.            73,620          --          --      73,620
   5,100          --          --       5,100    Verizon Communications, Inc.       186,354          --          --     186,354
                                                                                  ....................    ....................
                                                                                   442,494          --                 442,494

            See Notes to Pro Forma Financial Statements (Unaudited)


                                                                                                                      Pro Forma
Profit     Lake Forest               Pro Forma                                   Profit      Lake Forest               Combined
 Fund         Funds     Pro Forma    Combined                                     Fund     Core Equity Fund  Pro Forma  Market
Shares       Shares    Adjustments    Shares    Security Description           Market Value  Market Value   Adjustments  Value
...............................................................................................................................

                                                Common Stocks (Continued)
Toys
   2,200          --          --       2,200    Mattel, Inc.                      $ 40,568    $     --          --    $ 40,568
                                                                                ......................    ....................
                                                Total Common Stocks             $6,782,212  $6,182,132             $12,964,344
                                                                                ......................    ....................
U.S. Government Agency Obligations
      --       2,000          --       2,000    Federal Home Loan Mortgage Co.    $     --    $118,120                $118,120
                                                                                ......................    ....................

Money Markets
      --      66,718          --      66,718    First American Treasury
                                                  Obligation - Class A            $     --    $ 66,718                $ 66,718
                                                                                ......................    ....................


Repurchase Agreements
                                                U.S. Bank, 0.80% dated
                                                3/31/04, due 4/1/04
      --   1,200,000          --   1,200,000    repurchase proceeds: $1,200,026
                                                (Cost $1,200,000)                 $     --  $1,200,000              $1,200,000
                                                                                ......................    ....................

                                                Total Investments at Value      $6,782,212  $7,566,970             $14,349,182
                                                                                ......................    ....................

                                                Other Assets in Excess
                                                of Liabilities                  $   69,193 $(1,541,331)            $(1,472,138)
                                                                                ......................    ....................

                                                Net Assets                      $6,851,405  $6,025,639             $12,877,044
                                                                                ======================    ====================

(a) Non- income producing security.
ADR - American Depository Receipt.

            See Notes to Pro Forma Financial Statements (Unaudited)

                                                    PROFIT FUND
                                           LAKE FOREST CORE EQUITY FUND
                                                PRO FORMA COMBINING
                       STATEMENTS OF ASSETS AND LIABILITIES AS OF MARCH 31, 2004 (UNAUDITED)

--------------------------------------------------------------------------------------------------------------------

                                                                Lake Forest                            Pro Forma
                                                    Profit       Core Euity          Pro Forma          Combined
                                                     Fund           Fund            Adjustments         (Note 1)
                                                ------------------------------     ---------------   ---------------


ASSETS
Investments, as cost                               $ 5,630,688    $ 6,771,118       $           -      $ 12,401,806
                                                ==============================     ===============   ===============

Investments, at value                              $ 6,782,212    $ 7,566,970       $           -      $ 14,349,182
Receivable for securities sold                         350,018        827,608                   -         1,177,626
Receivable for capital shares sold                       2,287              -                   -             2,287
Dividends, interest and other receivables                6,025          4,114                   -            10,139
Prepaid assets                                          17,008              -                   -            17,008
                                                ------------------------------     ---------------   ---------------
Total Assets                                         7,157,550      8,398,692                   -        15,556,242
                                                ------------------------------     ---------------   ---------------

LIABILITIES
Bank overdraft                                          16,121              -                   -            16,121
Payable for securities purchased                       272,358      2,366,376                   -         2,638,734
Payable to Advisor                                           -          6,677                                 6,677
Payable to Administrator                                 4,500              -                   -             4,500
Accrued expenses and other liabilities                  13,166              -                   -            13,166
                                                ------------------------------     ---------------   ---------------
Total Liabilities                                      306,145      2,373,053                   -         2,679,198
                                                ------------------------------     ---------------   ---------------
NET ASSETS                                         $ 6,851,405    $ 6,025,639       $           -      $ 12,877,044
                                                ------------------------------     ---------------   ---------------

NET ASSETS CONSISTED OF:
Paid in capital                                    $ 5,748,443    $ 6,896,746       $           -      $ 12,645,189
Accumulated net investment income (loss)               (37,372)         8,062                   -           (29,310)
Accumulated net realized loss                          (11,190)    (1,675,021)                  -        (1,686,211)
Net unrealized appreciation on investments           1,151,524        795,852                   -         1,947,376
                                                ------------------------------     ---------------   ---------------
NET ASSETS                                         $ 6,851,405    $ 6,025,639       $           -      $ 12,877,044
                                                ------------------------------     ---------------   ---------------

Shares of beneficial interest outstanding
    (unlimited shares of $0.01 par value authorized)   391,011        271,808              72,138 (a)       734,957
                                                ------------------------------     ---------------   ---------------

Net asset value and redemption price per share         $ 17.52        $ 22.17                               $ 17.52
                                                ==============================                       ===============

Maximum offering price per share                       $ 18.25        $     -                               $ 18.25
                                                ==============================                       ==============


(a) Adjustment to convert the Lake Forest Fund shares outstanding to Profit Fund shares outstanding based on the Profit Fund's net asset value per share.

See Notes to Pro Forma Financial Statements (Unaudited)

                                            PROFIT FUND
                                    LAKE FOREST CORE EQUITY FUND
                                        PRO FORMA COMBINING
            STATEMENTS OF OPERATIONS FOR THE 12 MONTHS ENDED MARCH 31, 2004 (UNAUDITED)

-----------------------------------------------------------------------------------------------------

                                                        Lake Forest                      Pro Forma
                                           Profit       Core Equity      Pro Forma        Combined
                                            Fund            Fund        Adjustments       (Note 1)
                                        --------------  -------------   -------------   -------------

INVESTMENT INCOME:
Dividends                                    $ 57,395       $ 99,848             $ -       $ 157,243
Interest                                          511          3,565               -           4,076
                                        --------------  -------------   -------------   -------------
                                               57,906        103,413               -         161,319
                                        --------------  -------------   -------------   -------------
EXPENSES:
Investment Adviser's fee                       56,155         75,751               -         131,906
Professional fees                              32,318              -               -          32,318
Fund accounting fees                           22,500              -               -          22,500
Administration fee                             18,000              -               -          18,000
Insurance expense                              14,132              -               -          14,132
Transfer agent and shareholder services
  fees and expenses                            13,500              -               -          13,500
Postage and Supplies                           11,399              -               -          11,399
Registration fees                               8,154              -               -           8,154
Distribution fees                               6,545              -               -           6,545
Custody fees                                    5,522              -               -           5,522
Trustee fees and expenses                       3,500              -               -           3,500
Printing and mailing expense                    1,813              -               -           1,813
Other                                           5,212         10,000               -          15,212
                                        --------------  -------------   -------------   -------------
   Total expenses before waivers              198,750         85,751               -         284,501
     Less:  Fees waived                       (57,095)             -          31,212(a)      (25,883)
                                        --------------  -------------   -------------   -------------
     Net expenses                             141,655         85,751          31,212         258,618
                                        --------------  -------------   -------------   -------------

NET INVESTMENT INCOME (LOSS)                  (83,749)        17,662         (31,212)        (97,299)
                                        --------------  -------------   -------------   -------------

REALIZED AND UNREALIZED GAIN (LOSS):
     Net realized gain (loss) on investments  223,727        727,588               -         951,315
     Net change in unrealized appreciation
        /depreciation on investments        1,511,390        687,844               -       2,199,234
                                        --------------  -------------   -------------   -------------
        Net gain (loss) on investments      1,735,117      1,415,432               -       3,150,549
                                        --------------  -------------   -------------   -------------

NET DECREASE IN NET ASSETS RESULTING FROM
   OPERATIONS                             $ 1,651,368    $ 1,433,094       $ (31,212)    $ 3,053,250
                                        --------------  -------------   -------------   -------------


(a)   Adjustment to reflect the fee structure when the two funds merge.

See Notes to Pro Forma Financial Statements (Unaudited)

                                   PROFIT FUND

                     NOTES TO PRO FORMA FINANCIAL STATEMENTS
                                   (UNAUDITED)


1.   Organization

The Lake Forest Fund is a separate portfolio of The Lake Forest Funds, which is registered as an open-end management company under the Investment Company Act of 1940. The investment objective of the Lake Forest Fund is to provide long-term capital appreciation together with current income.

The Profit Fund is a separate portfolio of the Profit Investment Trust, which is registered as an open-end management company under the Investment Company Act of 1940. The investment objective of the Fund is to seek high long-term total return, consistent with the preservation of capital and maintenance of liquidity, by investing primarily in the common stock of established, larger capitalization companies (that is, companies having a market capitalization exceeding $10 billion). Dividend income is only an incidental consideration to the Fund's investment objective.

2.   Basis of Combination

The  unaudited  Pro  Forma  Combining  Statements  of  Assets  and  Liabilities,
Statements of Operations, and Schedules of Portfolio Investments reflects the accounts of two investment portfolios: the Profit Fund, a series of Profit Investment Trust, and the Lake Forest Core Equity Fund, a series of The Lake Forest Funds (collectively, the "Funds" and individually the "Profit Fund" and the "Lake Forest Fund," respectively), as if the proposed reorganization occurred as of and for the 12 months ended March 31, 2004. These statements have been derived from books and records utilized in calculating daily net asset value at March 31, 2004.

The pro forma adjustments and pro forma combined columns of the Statement of Operations reflect the adjustments necessary to show expenses at the rates which would have been in effect if the Funds were combined for the 12 months ended March 31, 2004. Investment advisory, administration, 12b-1, accounting, and transfer agency fees in the pro forma combined column are calculated at the projected rates for the Funds based upon the combined net assets of the Funds. Certain pro forma adjustments were made to estimate the benefit of combining operations of separate funds into one survivor fund.

The pro forma Schedule of Portfolio Investments gives effect to the proposed transfer of such assets as if the Reorganization had occurred at March 31, 2004.

The Agreement and Plan of Reorganization provides that on the Closing Date of the Reorganization, all of the assets and certain identified liabilities will be transferred as follows such that at and after the Reorganization, the assets and identified liabilities of the Lake Forest Fund become the assets and liabilities of the Profit Fund.

In exchange for the transfer of assets and liabilities, the Profit Fund will issue to the Lake Forest Fund full and fractional shares of the Profit Fund, and Lake Forest Fund will make a liquidating distribution of such shares to its shareholders. The number of shares of the Profit Fund so issued will be equal in value to the full and fractional shares of the Lake Forest Fund that are outstanding immediately prior to the Reorganization. At and after the Reorganization, all debts, liabilities and obligations of the Lake Forest Fund will attach to the Profit Fund and may thereafter be enforced against the Profit Fund to the same extent as if the Profit Fund had incurred them. The pro forma statements give effect to the proposed transfer described above.

Under the purchase method of accounting for business combinations under generally accepted accounting principles, the basis on the part of the Profit Fund, of the assets of the Lake Forest Fund, will be the fair market value of such assets on the Closing Date of the Reorganization. The Profit Fund will recognize no gain or loss for federal income tax purposes on its issuance of shares in the Reorganization, and the basis to the Profit Fund of the assets of the Lake Forest Fund received pursuant to the Reorganization will equal the fair market value of the consideration furnished, and costs incurred, by the Profit Fund in the Reorganization - i.e., the sum of the liabilities assumed, the fair market value of the Profit Fund shares issued, and such costs.

For accounting purposes, the Profit Fund is the surviving portfolio of this Reorganization. As such, the Lake Forest Fund, prior to the Closing Date, will declare a stock split causing the Net Asset Value to match that of the Profit Fund as of the Closing Date. The pro forma statements reflect the combined results of operations of the Funds. However, should such Reorganization be effected, the statements of operations for the Lake Forest Fund will not be restated for pre-combination period results of the Profit Fund.


3.   Investment Advisory Agreement

Under the terms of an Investment Advisory Agreement between the Profit Fund and Investor Resources Group, LLC, d.b.a. Profit Investment Management, the Profit Fund's investment advisor (the "Advisor"), the Advisor receives an investment advisory fee, computed and accrued daily and paid monthly, at an annual rate of 1.25% of average daily net assets of the Profit Fund.

Part C
                                Other Information

Item 15. Indemnification

Article VII of the Profit Trust's Declaration of Trust, incorporated herein by reference, provides for indemnification of officers and Trustees. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Profit Trust pursuant to the foregoing provisions, or otherwise, the Profit Trust has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Profit Trust of expenses incurred or paid by a Trustee, officer, employee or controlling person of the Profit Trust in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer, employee or controlling person in connection with the securities being registered, the Profit Trust will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

The Profit Trust maintains a standard mutual fund and investment advisory professional and directors and officers liability policy. The policy provides coverage to the Profit Trust, its Trustees and officers, and Profit Investment Management ("PIM"). Coverage under the policy includes losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

The Investment Advisory Agreement with PIM provides that PIM shall not be liable for any action taken, omitted or suffered to be taken by it in its reasonable judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by the Agreement, or in accordance with (or in the absence of) specific directions or instructions from the Profit Trust, provided, however, that such acts or omissions shall not have resulted from PIM's willful misfeasance, bad faith or gross negligence, a violation of the standard of care established by and applicable to PIM in its actions under the Agreement or breach of its duty or of its obligations thereunder.

The   Distribution   Agreement   with  Ultimus  Fund   Distributors,   LLC  (the
"Distributor") provides that the Distributor, its directors, officers, employees, partners, shareholders and control persons shall be indemnified and held harmless for any loss, damage or expense reasonably incurred by any of them in connection with the matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence on the part of any of such persons in the performance of Distributor's duties or from the reckless disregard by any of such persons of Distributor's obligations and duties under the Agreement, for all of which exceptions Distributor shall be liable to the Profit Trust. The Profit Trust will advance attorneys' fees or other expenses incurred by any such person in defending a proceeding, upon the undertaking by or on behalf of such person to repay the advance if it is ultimately determined that such person is not entitled to indemnification.

Item 16. Exhibits

(1) Declaration of Trust (Incorporated herein by reference to Registrant's initial Registration Statement on Form N-1A as filed on June 21, 1996).

(2)  By-Laws   (Incorporated   herein  by  reference  to  Registrant's   initial
Registration Statement on Form N-1A as filed on June 21, 1996).

(3) Not Applicable.

(4) Form of Agreement and Plan of Reorganization, filed as Exhibit A to Part A of the Registration Statement.

(5) Incorporated herein by reference to Declaration of Trust and Bylaws.

(6) Management Agreement with Profit Investment Management (Incorporated herein by reference to Registrant's Post-Effective Amendment No. 3 filed on October 1,
1998).

(7)(a) Distribution Agreement with Ultimus Fund Distributors, LLC (Incorporated herein by reference to Registrant's Post-Effective Amendment No. 9 filed on January 15, 2002).

(b)  Sub-Distribution  Agreement with Ultimus Fund Distributors,  LLC and Quasar
Distributors,   LLC   (Incorporated   herein  by   reference   to   Registrant's
Post-Effective Amendment No. 9 filed on January 15, 2002).

(8) Not Applicable.

(9) Custody Agreement with the First Union Bank (formerly CoreStates Bank, N.A.) (Incorporated herein by reference to Registrant's Pre-Effective Amendment No. 2 filed on November 8, 1996).

(10) Plan of Distribution Pursuant to Rule 12b-1 (Incorporated herein by reference to Registrant's initial Registration Statement filed on June 21,
1996).

(11) Opinion and Consent of Sullivan & Worcester LLP that shares will be validly issued, fully paid and non-assessable is filed herewith.

(12) Opinion and Consent of Sullivan & Worcester LLP supporting the tax consequences of the Reorganization is filed herewith.

(13)(a) Administration Agreement with Ultimus Fund Solutions, LLC (Incorporated herein by reference to Registrant's Post-Effective Amendment No. 9 filed on January 15, 2002).

(b) Transfer Agent and Shareholder Services Agreement with Ultimus Fund Solutions, LLC (Incorporated herein by reference to Registrant's Post-Effective Amendment No. 9 filed on January 15, 2002).

(c) Fund Accounting Agreement with Ultimus Fund Solutions, LLC (Incorporated herein by reference to Registrant's Post-Effective Amendment No. 9 filed on January 15, 2002).

(14)(a) Consent of PricewaterhouseCoopers LLP (Columbus, OH) is filed herewith.

(b) Consent of Briggs, Bunting & Dougherty, LLP (Philadelphia, PA) is filed herewith.

(15) Not Applicable.

(16) The Powers of Attorney (Incorporated herein by reference to Registrant's N-14 filed on October 7, 2003).

(17) Proxy Card is filed herewith.

Item 17. Undertakings

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended (the "1933 Act"), the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES

As required by the Securities Act of 1933, this registration statement has been signed on behalf of the registrant in the City of Silver Spring and State of Maryland, on the 31th day of August, 2004.

                        Profit Funds Investment Trust
                        Registrant

                        By: /s/ Eugene A. Profit
                            -------------------------
                            Eugene A. Profit
                            President

As required by the Securities Act of 1933, this Amendment has been signed by the following persons in the capacities and on the dates indicated.

Signature                           Title                     Date

/s/ Eugene A. Profit                President                 August 31, 2004
------------------------            and Trustee
Eugene A. Profit

/s/ Mark J. Seger                   Treasurer                 August 31, 2004
------------------------
Mark J. Seger

/s/ Larry E. Jennings, Jr.*         Trustee                   August 31, 2004
------------------------
Larry E. Jennings, Jr.

/s/ Robert M. Milanicz*             Trustee                   August 31, 2004
------------------------
Robert M. Milanicz


/s/ Deborah T. Owens*               Trustee                   August 31, 2004
------------------------
Deborah T. Owens


* By /s/  John F. Splain
     --------------------
     John F. Splain
     Attorney-in-fact